ANNUAL REPORT TO SHAREHOLDERS

                                [GUARDIAN LOGO]

                                        ANNUAL
                                        REPORT TO
                                        SHAREHOLDERS

                                        December 31, 2001

                          THE PARK AVENUE PORTFOLIO(R)

                                        The Guardian Park Avenue Fund(R)

                                        The Guardian Park Avenue Small Cap
                                        Fund(SM)

                                        The Guardian Asset Allocation Fund(SM)

                                        The Guardian S&P 500 Index Fund(SM)

                                        The Guardian Baillie Gifford
                                        International Fund(SM)

                                        The Guardian Baillie Gifford
                                        Emerging Markets Fund(SM)

                                        The Guardian Investment Quality Bond
                                        Fund(SM)

                                        The Guardian High Yield Bond Fund(SM)

                                        The Guardian Tax-Exempt Fund(SM)

                                        The Guardian Cash Management Fund(SM)

 DEAR SHAREHOLDER:

[PHOTO]                     "DON'T FIGHT THE FED" AND
Frank J. Jones, Ph.D.       OTHER INVESTMENT SHIBBOLETHS!
Chief Investment            The transition from 2001 to
Officer                     2002 does not have the
                            cachet of the transition
                            from 1999 to 2000, which was
                            known as "Y2K". But it has
                            more fundamental interest.
                            Y2K captured mainly
                            operational risk. Will the
                            lights go on? The current
                            transition may capture a
                            turning point in the economy
                            and the stock market. At least
                            we hope so.

Shibboleths are sayings that are assumed to be true. One of the most important investment shibboleths is "Don't fight the Fed." Translated, this means that when the Federal Reserve Board (Fed) is easing, stock and bond prices will increase and you should buy them. And when the Fed is tightening, sell them.

  During 2001, the Fed, immediately after the New Year's Day bowl games, shocked the economy and the markets by easing by .50% on January 3. By December 11, the Fed had eased 11 times totaling 4.75%, from 6.5% to 1.75%, the lowest Fed funds rate since 1961. Anyone who believed the above shibboleth would have had to believe that 2001 would have been great for the economy, the stock market, and the bond market.

  Au contraire. The year 2001 witnessed the end of the economic expansion that began during 1991 (March), the longest post-WWII expansion. And 2001 also witnessed the end of the stock bull market which began during 1990 (October) (also the longest post-WWII bull market), the first decline in the stock market, as measured by the S&P 500 Index,(1) of two consecutive years since 1973-74, and 2001 was the weakest single year since 1974. Similarly, in the bond market, even though the Fed funds rate decreased by 4.75% during the year, the 10-year Treasury rate decreased by only .09%, hardly a bull market in bonds.

  Why was the aggressive Fed policy so impotent during 2001? To address this question, consider the background for 2001. From the beginning of 1998 through early 2000, another shibboleth had been wishfully used to justify the bubbles in the economy and the stock market during 1995-1999, which are shown in the following chart. This shibboleth was "it's different this time," historically a very dangerous investment shibboleth.

      REAL GDP   S&P 500 INDEX
1995    2.7%         37.45%
1996    3.6%         22.84%
1997    4.4%         33.31%
1998    4.3%         28.54%
1999    4.1%         21.02%
2000    4.1%         -9.10%
2001    1.0%        -11.88%
       (Estimated)

Source: Ned Davis Research,  Bureau of Economic Analysis, ISI.

  Translated, it meant that the economy could continue to grow indefinitely at 4% as measured by Real Gross Domestic Product(2) (Real GDP) (as it had during 1997 through 2000) and the stock market could continue to grow at over 20% (as the S&P 500 Index had during 1995 through 1999).

  What happened? In fact, these two sequential wishful shibboleths were replaced during 2001 by yet another shibboleth, this one from fighting. This third shibboleth was "the bigger they are, the harder they fall." In retrospect, the economy could not grow by more than 4% and the stock market by more than 20% indefinitely. These were unsustainable trends. And as the economist Herbert Stein memorably put it, "If something is unsustainable, it tends to stop." And a hard fall followed the big, unsustainable growth.

  Now consider 2001 and its antecedents in more detail.

THE RECESSION AND THE BEAR MARKET OF 2001

  Real GDP, as indicated, after growing by more than 4% per year from 1997-2000, began weakening significantly during early 2001 and experienced two quarters of negative growth during the last two quarters of 2001, a common definition of a recession. The official arbiters of dating recessions (the National Bureau of Economic Research [NBER]) declared during December that the recession began in March 2001, exactly ten years after the expansion began during March 1991. Similarly, the stock market, after showing very strong growth in excess of 20% annually from 1995-1999, began weakening in the second quarter of 2000, and provided negative returns during 2000 and 2001. Since 1926, two or more consecutive years of losses have occurred in the stock market only four times (the last being 1973-74, as indicated above), and losses for more than two consecutive years only twice, during 1929-32 and 1939-41.


------------------------------------------------------------


(1) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment.


(2) Gross Domestic Product (GDP) measures the value of goods and services produced in an economy. Real GDP is the gross domestic product adjusted for changes in price level. Real GDP growth is generally used as the basis to assess economic performance.

2000      REAL GDP       S&P 500 INDEX
  I.  2.3%                    2.29%
 II.  5.7%                   -2.66%
III.  1.3%                   -0.97%
 IV.  1.9%                   -7.83%
2001
  I.  1.3%                  -11.86%
 II.  0.3%                    5.85%
III. -1.3%                  -14.68%
 IV. -1.5% (Estimated)       10.69%
  Source: Bureau of Economic Analysis,
             ISI, Ibbotson Associates.

  Thus, consistent with the third shibboleth, the economy and the stock market grew very big and fell very hard. In retrospect, there was most likely a bubble in the economy and certainly a bubble in the stock market. Thus, it was not different this time. And fighting the Fed, rather than being futile, would have been profitable. Thus, for the three shibboleths.

WHY A RECESSION AND A BEAR MARKET?

  As indicated, the Fed began easing three months before the official beginning of the recession. Despite the recent criticisms of Fed Chairman Alan Greenspan, this seems to be good monetary policy. Economists continue to debate why the economy and the stock market continued to weaken for so long after the Fed began to ease, that is, why it was beneficial to fight the Fed during 2001. In general, the recession that began during 2001 had different causes than most other recessions. Let us consider these causes.

  Specifically, the recession was caused by an asset bubble and the bursting of this bubble. This bubble was mainly in technology and telecommunications stocks, and was driven by euphoric retail and institutional investments in these stocks. This asset bubble resulted in very cheap capital and, thus, very high capital expenditures, in technology and telecommunications. The advent of the internet was enthusiastically compared to the introduction of electricity, the automobile, and the telephone. New companies conducted successful public offerings without profits, without revenues, and in some cases without even a business plan. Technology stocks, it was thought, "could grow to the sky."

  Many of us who experienced this bubble may have thought that it was unique. It did, however, fit the prototype of a classic bubble. On a recent train ride from Boston to New York, the author read "A Short History of Financial Euphoria" by the renowned economist John Kenneth Galbraith. The book summarized the world's great investment bubbles. The book was published in 1990. However, several times while reading the book, this author turned back to the editorial page to assure himself that the book was not a recent publication. While reading, it seemed that the last chapter in the book would be about the recent tech bubble. Of course, since the book was written in 1990, it would not be. The tech bubble of 1998-99 would, however, have fit the rest of the book perfectly.

  Let's return to the 2001 recession and the Fed easings. Most U.S. recessions have been caused by Fed tightening in response to a strong economy, usually led by the production of consumer goods and buildup of inventories, and resulting in inflation. However, the economic expansion of 1995-99 was led by technology/telecommunications-oriented business capital investments, such as developing internet capacity and laying fiber optic lines. And the current recession was caused by the bursting of the narrow asset bubble (technology and telecommunications) and the related decrease in capital expenditures. There have been resulting excess inventories of capital equipment in the technology and telecommunications sectors. Such inventories of capital equipment, unlike inventories of consumer goods, are not depleted quickly. Even lower interest rates cannot quickly overcome significant capital excess. This nature of the current recession is the major reason the Fed has not been effective in curing the recession and mitigating the decline in the stock market.

  With respect to bonds, by the close of 2001, the yield on the 10-year Treasury note was at 5.02%, little changed from 5.11% at the beginning of 2001, despite the 4.75% Fed easing during 2001. In effect, Treasury bonds earned their coupon during 2001. And the yield on Single A rated corporate bonds, as measured by the Lehman Single A Intermediate Bond Index,(3) decreased by 1.00% during the year. Returns in major fixed income categories for the last two years are shown below.

                                  2000    2001
                                  -----   -----
10-year Treasury Note             14.4%    4.0%
Investment Grade Corporates        9.4%   10.4%
High Yield Corporates              5.9%    5.3%
(Source: Lehman Brothers)

  This was the second straight year that domestic bonds have outperformed stocks, the first such period since 1992-1993.

  For comparison, previous asset bubble-induced recessions include 1929 in the U.S. and 1989 in Japan. The former ended as a result of WWII public expenditures. The latter has not ended yet. Because of the superficial similarities of the current U.S. bubble with that of Japan, and the heretofore ineffectiveness of Fed policy, the current U.S. situation is often compared to 1989 Japan. It should not be. Despite both being the result of asset bubbles, the differences are significant. The 1989 Japan recession included a very broad asset bubble involving the entire stock market


------------------------------------------------------------


(3) The Lehman Single A Intermediate Bond Index is a market value-weighted index of Single A intermediate corporate bonds with maturities of one to ten years. The Index is not available for direct investment.

and real estate in the country; subsequent ineffective fiscal and monetary policy; and a highly structured and inflexible economy. Conditions in the U.S. are different in each regard. In the U.S., we believe the recovery will occur and Fed policy, as well as fiscal policy, and a flexible economy will be components of the cure. But we expect it will, nevertheless, take longer than most U.S. recessions, as indicated.

  This review would not be complete without a comment on the dominant event of 2001, September 11. The emotional, personal and social costs of 9/11 were severe. The economic and financial market costs, while significant, were less severe.

  Immediately after 9/11, the conventional wisdom was that the disaster turned a potential recession into a certain one. But, as indicated above, the NBER subsequently dated the beginning of the recession as of March, 2001. That is, 9/11 did not cause the recession. It did, however, significantly exacerbate the recession.

  For example, the S&P 500 Index was at 1092.5 at the close on September 10, reached a low of 965.8 on September 21, and then was back up to its September 10 level by October 11. The eleven day sell-off from September 10 to 21 was due to a sudden and significant increase in the stock market risk premium and increased pessimism about the economy. The risk premium subsequently declined quickly and significantly, most likely due to our assertive response to terrorism in Afghanistan.

  The economic costs were and will remain significant not only in the U.S., but globally, and particularly in some industries such as airlines and other travel-related industries. The costs will continue as well, as we reorient production resources from consumable goods and services to protection against terrorism. These costs will, however, decline over time as technology is developed and implemented to assure our safety.

  Most of us will recoup the financial market and economic costs of 9/11. The emotional, personal and social costs, however, will continue, particularly for those of us in and around Manhattan.

OUTLOOK?

  As indicated, the official beginning of the recession was March, 2001. Real GDP growth for the third quarter of 2001 was -1.3%, the weakest in more than a decade. Fourth quarter Real GDP growth may be even weaker. But Real GDP growth during the first quarter of 2002 will be stronger, most likely even positive. And growth in the second quarter of 2002 will most likely equal or exceed 2%. Moderately steady state economic growth will most likely resume during the last half of 2002.

  This outlook is a combination of good news and bad news. The good news is that we believe that both the recession and the bear market will end during 2002, most likely during the first half of the year. The bad news is that we do not expect that we will revert to the prior rapid growth in the economy--the 4% plus Real GDP growth of 1996-2000--or the prior bubble increases in stock prices-- 20% plus increase from 1995-1999, as measured by the S&P 500 Index. Even the latter is, however, good news because as we have witnessed during 2000-2001, bubbles do burst. No bubble, and thus no burst, is in our forecast. After a brief period of a stronger cyclical rebound from the recession, we believe that the economy is likely to grow at a 3% rate rather than its previous 4% plus rate, and below the pace of typical post-recession recoveries. The economic recovery will not be fragile, nor will it be bountiful.

  Inflation has been low and, as a benefit to the moderate recovery, is likely to remain low or even decline in a lagged response to the recession. Even sustained deflation is possible. During 2001, the Producer Price Index(4) decreased by 1.8% and the Consumer Price Index(5) increased by only 1.6%. This beneficial inflation behavior will not only help stock valuations, but also serve to retard Fed tightening after the recovery begins.

  The current strengths of the U.S. economy, and the stock market, include sustained monetary easings (in the U.S. and most of the world); fiscal stimulus; lower oil prices; low inflation; and declining inventories. Major weaknesses for the economy, however, are global economic weakness (Japan--the banking system in addition to the economy--and Europe); a strong dollar; high inventories; and high consumer and business debt burdens.

  Given that stock market turns usually precede economic turns by 5-9 months, we believe that September 21, 2001 will probably remain the bottom of the stock market. Furthermore, we believe that both the Dow Jones Industrial Average(6) and the S&P 500 Index should reach new highs during 2002. The NASDAQ(7) will not come close to its previous highs.

  And we believe that the stock market return is likely to be near its long term average--approximately 11%--rather than its previous bubble pace of 20% plus, although past


------------------------------------------------------------


(4) The Producer Price Index (PPI) is an indicator designed to measure the changes in the price levels of commodities that flow into the wholesale trade intermediaries. The index is a guide in economic analysis and policy formulation, and as basis for price adjustments in business contracts and projects. It is also intended to serve as an additional source of information for comparison in the international front.


(5) The Consumer Price Index (CPI) is an estimation of the price changes paid by urban consumers for a representative basket of goods and services. The CPI is calculated by The Bureau of Labor Statistics and published every month.


(6) The Dow Jones Industrial Average (DJIA) is an unmanaged index of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market activity.


(7) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Index is not available for direct investment.

performance is not indicative of future results. As an interesting sidelight, over the last ten years, including the bubble prior to 2000 and the bubble burst period of 2000-2001, the S&P 500 Index return was approximately equal to its long-term average. It may seem curious that the increase in the stock market performance over the last ten years has been average. But average, I might submit, the hard way, that is, with much volatility. The stock market in the near future may again be average, but with much less volatility, that is without either a bubble or a subsequent two year bear market.

  A major weakness for the stock market is continued high valuations (corporate profits have declined almost as much as stock prices). Moreover, valuations in technology remain much higher than the rest of the market--the P/E ratio for the overall S&P 500 Index is 23.6, and the ratio for the S&P 500 technology sector is 56.6. (Source: Baseline)

  To elaborate on the stock market, stocks generate returns in three ways: dividends, earnings growth, and P/E expansion (higher valuation). The stock market is unlikely to revert to its previously very strong returns for three reasons. First, dividends may increase somewhat, but this will have a minor effect. Second, the growth in the economy and, thus, the growth in corporate profits is unlikely to be as strong as it was during the last half of the 90's, as indicated above. Third, and more importantly, the major part of the stock market's previous growth was not due to growth in corporate profits, but due to an increase in valuations, that is, an increase in the P/E ratio. This increase in valuation was due to lower inflation and interest rates and an initial low valuation of the stock market. Currently, inflation and interest rates are already low, although inflation could decline somewhat. And the stock market is not currently undervalued. Thus, future increases in the stock market are likely to be limited primarily to growth in profits, not helped by increases in valuation. This significantly limits the growth rate of the stock market.

  While rising tides lifted most stocks during 1995-1999 and the tide went out for most stocks in 2001, the years ahead may be more challenging. Nor will investment styles (growth during 1995-1999 and value during 2000-2001) be as dominant. Rather, picking individual stocks--perhaps in the various market capitalization categories--may dominate.

  With moderate stock returns, diversification will again be a respected investment practice. This diversification will certainly include bonds, both investment grade and high yield taxable bonds and tax exempt bonds. We believe that bonds will resume their rightful place in a portfolio, and will be neither the inferior asset they were during 1998-1999, nor the "anything but stocks" asset that they were during 2000-2001.

LESSONS

  Trying times, as the last two years have been, are difficult at best, but even worse if we learn nothing from them. The extremes of the stock market bubble of 1998/1999 and the bubble burst of 2000/2001, I trust, have taught us all a few lessons about ourselves and the markets. Among them are:

  - The stock market does go down, and even significantly and for a long period of time, that is, buying on short term dips is not always profitable;

  - Our personal risk tolerance may not be as great as we believed when the market was going up;

  - Therefore, risk management is critical;

  - Our expectations should be realistic. In other words, the stock market does not go up by 20% every year;

  - With respect to timing, a Warren Buffett comment recurs: "Be greedy when others are fearful and fearful when others are greedy."

  Guardian is well prepared to assist as you seek to develop a successful diversified portfolio.

Regards,

Frank J. Jones

Frank J. Jones, Ph.D.
President, The Park Avenue Portfolio

THE PARK AVENUE PORTFOLIO

 TABLE OF CONTENTS

                                                        PORTFOLIO          SCHEDULE
                                                         MANAGER              OF
                                                        INTERVIEW         INVESTMENTS
-------------------------------------------------------------------------------------
  THE GUARDIAN PARK AVENUE FUND                                 2                  23

-------------------------------------------------------------------------------------
  THE GUARDIAN PARK AVENUE SMALL CAP FUND                       6                  25

-------------------------------------------------------------------------------------
  THE GUARDIAN ASSET ALLOCATION FUND                            8                  28

-------------------------------------------------------------------------------------
  THE GUARDIAN S&P 500 INDEX FUND                              10                  31

-------------------------------------------------------------------------------------
  THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND              12                  37

-------------------------------------------------------------------------------------
  THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND           14                  39

-------------------------------------------------------------------------------------
  THE GUARDIAN INVESTMENT QUALITY BOND FUND                    16                  41

-------------------------------------------------------------------------------------
  THE GUARDIAN HIGH YIELD BOND FUND                            18                  44

-------------------------------------------------------------------------------------
  THE GUARDIAN TAX-EXEMPT FUND                                 20                  48

-------------------------------------------------------------------------------------
  THE GUARDIAN CASH MANAGEMENT FUND                            22                  52

-------------------------------------------------------------------------------------
  FINANCIAL STATEMENTS                                                             54

-------------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                                                    62

-------------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS                                                             78

-------------------------------------------------------------------------------------

 THE GUARDIAN PARK AVENUE FUND


[PHOTO]                     OBJECTIVE:   Long-term
Richard Goldman                growth of capital
Portfolio Manager           PORTFOLIO:   At least 80%
                               common stocks and
                               securities convertible
                               into common stocks
                            INCEPTION:   June 1, 1972

NET ASSETS AT DECEMBER 31, 2001:   $2,069,402,033

Richard Goldman, who was named portfolio manager of The Guardian Park Avenue Fund and head of Guardian's Common Stock Department starting July 23, 2001, comes to Guardian from Citigroup Asset Management where he was responsible for $4.5 billion in mutual fund, variable annuity and institutional assets. Mr. Goldman managed the Smith Barney Diversified Large Cap Growth Fund from 1996 through June 2001. His 17 years of industry experience includes several years as Director of Citigroup's Institutional Investor Relations Department where he was responsible for relationships with the company's institutional investors and rating agencies. Mr. Goldman has a B.S. in Finance and Economics from Lehigh University and an Executive M.B.A. in Finance from New York University.

Q:   HOW DID THE FUND PERFORM DURING 2001?

A:   The year 2001 was a difficult year for the economy, the stock market and
The Guardian Park Avenue Fund. The S&P 500 Index(1) was down 11.88%, the NASDAQ Composite Index,(2) (which is heavily weighted towards technology companies) was down 20.82%, and The Guardian Park Avenue Fund was down 21.75%.(3) The markets continued to be extremely volatile by historical standards as investors dealt with a gamut of issues ranging from declining corporate profitability to the war on terrorism. Most of the underperformance relative to the benchmark occurred in the first quarter of the year, mostly due to the Fund's overweight position in technology-related companies. During the fourth quarter, the Fund's holdings in large cap pharmaceutical companies modestly hurt relative performance as this more stable sector fell out of favor when the market began to speculate on a quick economic recovery.

Q:   CAN YOU REVIEW WHAT CHANGES YOU'VE MADE SINCE TAKING OVER AS PORTFOLIO
MANAGER?

A:   When I assumed responsibility for the Fund at the end of July, I set two priorities. My first priority was to review the portfolio's risk and return characteristics and rebalance it, within the Fund's investment guidelines and policies, to reflect investment positions I was more comfortable with. My initial review of the Fund's portfolio led me to make several changes to the holdings. For example, we increased the positions in companies with very strong balance sheets and operating cash flows including several processing, pharmaceutical and financial companies. We believe these companies will have more financial flexibility in these tougher economic times and should come out of this recessionary environment stronger than their weaker competition. We also increased our ownership in energy-related companies, emphasizing exposure to North American gas ownership and services, which we think are attractively valued and provide upside potential when an economic recovery comes.

------------------------------------------------------------

"My team and I have been refining and clarifying our investment process to rigorously incorporate both quantitative models and fundamental research. In addition, we've reinforced our risk management strategies in an effort to produce as favorable a risk-adjusted return as possible. Our investment philosophy is based on the belief that the best way for a core fund to deliver exceptional performance is through 'hitting singles and doubles' and not 'swinging for the fences'."
------------------------------------------------------------

  My second priority was to deploy the disciplined investment approach I was trained in and used when I was managing portfolios for sophisticated institutional accounts. My team and I have been refining and clarifying our investment process to rigorously incorporate both quantitative models and fundamental research. In addition, we've reinforced our risk management strategies in an effort to produce as favorable a risk-adjusted return as possible. Our investment philosophy is based on the belief that the best way for a core fund to deliver exceptional performance is through "hitting singles and doubles" and not "swinging for the fences."


------------------------------------------------------------


(1) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.


(2) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.


(3) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5% except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 25, 1988, Class A shares of the Fund were offered at a higher sales charge, so that actual returns would have been somewhat lower.

 THE GUARDIAN PARK AVENUE FUND

Q:   WHAT IS YOUR OUTLOOK FOR 2002?

A:   We expect the market to remain highly volatile as investors adjust to the rapidly changing economic and geopolitical environment. We believe that the economy, and stock market, should stabilize during the year, but that subsequent growth will be more in line with traditional growth rates, rather than the exceptional growth which we experienced in the late 1990's. In this context, we're working hard to identify the companies which are best positioned to benefit from this more normal rate of growth. As I mentioned earlier, we think this includes companies with stronger balance sheets (less debt) and more robust cash flows. These companies tend to be the market leaders in their sectors, and their ability to fund growth internally without accessing the public markets gives them a competitive advantage in gaining share in difficult times.

                              SECTOR WEIGHTINGS OF
                               COMMON STOCKS HELD
                      BY THE FUND AS OF DECEMBER 31, 2001


[PIE CHART]

TECHNOLOGY                                                                       18.00%
HEALTH CARE                                                                      17.50%
FINANCIAL                                                                        15.20%
CONSUMER DISCRETIONARY                                                            9.85%
CONSUMER STAPLES                                                                  9.20%
ENERGY                                                                            8.00%
UTILITIES                                                                         5.20%
TELECOMMUNICATIONS                                                                4.85%
CASH                                                                              4.40%
BASIC MATERIALS                                                                   1.00%
INDUSTRIALS                                                                       6.80%

 THE GUARDIAN PARK AVENUE FUND


             TOP TEN HOLDINGS AS OF DECEMBER 31, 2001
          COMPANY              PERCENT OF TOTAL NET ASSETS
  1.  Microsoft Corp.                                     3.92%
  2.  Johnson & Johnson                                   3.65%
  3.  Wal-Mart Stores, Inc.                               3.56%
  4.  Int'l. Business Machines                            2.88%
  5.  Pfizer, Inc.                                        2.83%
  6.  AOL Time Warner, Inc.                               2.61%
  7.  American Int'l. Group, Inc.                         2.53%
  8.  General Electric Co.                                2.52%
  9.  Verizon Comm.                                       2.16%
 10.  Philip Morris Cos., Inc.                            1.93%

                              AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2001
                                              Inception                                                                  Since
                                                Date          1 Year        3 Years       5 Years       10 Years       Inception
 Class A Shares (without sales charge)          6/1/72        -21.75%       -6.04%         6.29%         12.65%          14.43%
 Class A Shares (with sales charge)             6/1/72        -25.27%       -7.47%         5.32%         12.13%          14.25%
 Class B Shares (without sales charge)          5/1/96        -22.46%       -6.88%         5.32%             NA           7.68%
 Class B Shares (with sales charge)             5/1/96        -24.79%       -7.50%         5.16%             NA           7.55%
 Class C Shares (without sales charge)          8/7/00        -22.62%           NA            NA             NA         -30.18%
 Class C Shares (with sales charge)             8/7/00        -23.39%           NA            NA             NA         -30.18%
 Class K Shares (without sales charge)         5/15/01             NA           NA            NA             NA         -11.93%
 Class K Shares (with sales charge)            5/15/01             NA           NA            NA             NA         -12.81%

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5% except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 25, 1988, Class A shares of the Fund were offered at a higher sales charge, so that actual returns would have been somewhat lower.

 THE GUARDIAN PARK AVENUE FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
[LINE GRAPH]

                                                THE GUARDIAN PARK AVENUE
                                                     FUND (CLASS A)               S&P 500 INDEX              COST OF LIVING
                                                ------------------------          -------------              --------------
6/1/72                                             $       10000               $       10000                $      10000
1972                                                     9914.46                     10935.5                     10209.8
1973                                                     8349.32                     9320.12                     11105.8
1974                                                     7010.23                     6860.77                     12476.5
1975                                                     10301.8                     9410.43                     13341.9
1976                                                     14711.8                       11628                       13991
1977                                                     15877.5                     10765.9                     14928.5
1978                                                     18177.6                     11454.1                     16274.7
1979                                                     23464.9                     13538.8                     18438.3
1980                                                     28512.4                       17907                     20746.1
1981                                                     30159.7                     17009.4                     22597.1
1982                                                     37817.8                     20656.2                     23462.5
1983                                                     48638.8                     25279.7                       24352
1984                                                     54796.7                     26822.1                     25313.6
1985                                                     72870.6                     35288.9                     26275.2
1986                                                     86265.1                     41837.4                     26563.6
1987                                                     88817.7                     43971.7                     27741.6
1988                                                      107273                     51153.7                     28967.6
1989                                                      132839                     67203.7                     30313.8
1990                                                      116458                     65040.9                     32164.8
1991                                                      157405                     84769.5                     33150.4
1992                                                      189636                     91213.7                       34112
1993                                                      228090                      100349                     35049.6
1994                                                      224815                      101655                     35987.1
1995                                                      301881                      139649                     36900.6
1996                                                      399827                      171525                     38126.6
1997                                                      514907                      228623                     38775.7
1998                                                      624578                      294369                     39400.7
1999                                                      813487                      356272                     40459.4
2000                                                      662010                      323863                       41923
2001                                                      518020                      285456                       42357

-    The Guardian Park Avenue Fund (Class A)
--   S&P 500 Index
---  Cost of Living

PERFORMANCE FOR CLASS B, CLASS C, AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, AUGUST 7, 2000, AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

A hypothetical $10,000 investment in Class A shares made at the inception of The Guardian Park Avenue Fund on June 1, 1972 has a starting point of $9,550, which reflects the current maximum sales charge for Class A shares of 4.5%. This investment would have grown to $518,020 on December 31, 2001. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $285,456. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

 THE GUARDIAN PARK AVENUE SMALL CAP FUND


[PHOTO]                     OBJECTIVE:   Long-term
Matthew Ziehl                  growth of capital
Portfolio Manager           PORTFOLIO:   At least 85%
                            in a diversified portfolio
                            of common stocks and
                            convertible securities
                            issued by companies with
                            small market capitalization

                            INCEPTION:   May 1, 1997

NET ASSETS AT DECEMBER 31, 2001: $175,360,964

Matthew Ziehl joined Guardian in January 2002 as portfolio manager of The Guardian Park Avenue Small Cap Fund. Previously, Matt was team leader and co-manager of the Salomon Brothers Small Cap Growth Fund. Before managing that Fund, he was a small cap analyst concentrating on the business services and consumer sectors. Overall, Matt has 12 years of industry experience, with seven years experience in small cap research and portfolio management.

Q:   HOW DID THE FUND PERFORM DURING 2001?

A:   Small cap stocks outperformed the broader U.S. stock market in 2001 for the second consecutive year, as the Russell 2000 Index(1) returned 2.49% versus an 11.88% decline for the S&P 500 Index.(2) The Guardian Park Avenue Small Cap Fund trailed its benchmark, the Russell 2000 Index, significantly, with a return of -7.03%.(3) This underperformance took place during the first half of the year, as the Fund lost 4.37% versus a 6.94% gain for the Russell 2000 Index. During the second half of the year, the Fund outperformed with a loss of 2.78% versus a 4.09% decline for its benchmark.

Underperformance during the first half of the year was due in large part to the Fund's emphasis on higher market cap stocks relative to the Russell 2000, in a period where small was "in" and the smallest companies in the benchmark sharply outperformed their larger brethren. Relative performance was also hurt by a shift from an overweighted position in technology stocks during the first quarter (when tech underperformed the market), to an underweighted position in the second quarter (when technology led a brief market rebound and the Fund did not take full advantage).

In June, the Fund was restructured to more accurately reflect benchmark market capitalizations and sector weightings, and the number of stocks was increased to enhance portfolio diversification. As a result, portfolio volatility was reduced, which helped the Fund outperform the Russell 2000 Index significantly during the stock market's third quarter selloff. Unfortunately, the Fund gave back much of that outperformance during a highly speculative fourth quarter market rally, when the Fund's lower volatility caused it to lag the Index on the upside.

Q:   CAN YOU REVIEW WHAT CHANGES YOU'VE MADE SINCE TAKING OVER AS PORTFOLIO
MANAGER?

A:   One key change I am making is to reduce the total number of stocks held in the Fund. I believe that we can maintain broad portfolio diversification with 100-125 stocks. At this writing, the portfolio has 148 stocks, down from 175 at December 31, 2001, and I expect to gradually reduce the number of holdings to the 100-125 range over the next few months. By owning fewer stocks we can focus on owning what our fundamental research efforts determine to be the best quality companies, while maintaining broad diversification.

Q:   CAN YOU CLARIFY WHAT YOU MEAN BY "QUALITY"?

A:   Certainly. At Guardian, we emphasize specific financial criteria such as balance sheet strength (we prefer low debt ratios, and minimal goodwill assets versus "real" assets such as cash and property/equipment), cash flow generation and quality of earnings (are reported earnings backed up with real cash profits?). We use sophisticated quantitative tools to rank companies based on these and other financial criteria, seeking to narrow the number of candidates to a manageable number of higher-quality companies. We then perform additional research into the financials, and also into the "softer" but equally important business characteristics such as competitive market position, quality and experience of management, and soundness and clarity of the business strategy.

Q:   HOW ARE BUY/SELL DECISIONS MADE?

A:   At Guardian, our sector analysts generate buy and sell recommendations within their fields of expertise, for both large cap and small cap funds. This allows the small cap funds to leverage off the same industry expertise applied to the larger-cap funds. A good analyst following large cap companies must pay attention to "upstarts" who can be tomorrow's tough competitors, and I want to own the best of those "upstarts" in the small cap funds. Also, a sector specialist should more fully understand the fundamental risks of stocks within their coverage universe than a generalist portfolio manager whose time and attention is spread thin across the entire market.


------------------------------------------------------------

(1) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 Index do not reflect expenses that are deducted from the Fund's returns. Likewise, return figures for the Russell 2000 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.


(2) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(3) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Q:   WHAT IS YOUR OUTLOOK FOR 2002?

A:   We are expecting a continuation of the stock market's recent high volatility during the early months of 2002, as share prices are buffeted by economic uncertainty and corporate profit weakness.

We do believe that the economy and the stock market will stabilize and improve by the second half of 2002, as the economy eventually benefits from the Federal Reserve's aggressive monetary easing during 2001. Encouragingly, history shows that small cap stocks generally outperform larger caps as a recession ends and a recovery begins, as has been the case in the 12 months following the end of all nine post-World War II recessions.

Given the near term economic and market uncertainty, however, we are placing extra emphasis on stability and consistency of earnings growth. We do have some exposure to more aggressive companies in areas such as technology, where we have increased positions in semiconductor and related equipment stocks in anticipation of an eventual industry recovery. Yet even in these more aggressive and cyclical companies, we continue to emphasize financial quality criteria such as strong balance sheets and sound managements, in the belief that the better companies will emerge even stronger in the next upswing.

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[LINE GRAPH]

                                                THE GUARDIAN PARK AVENUE    THE GUARDIAN PARK AVENUE
                                                SMALL CAP FUND (CLASS A)    SMALL CAP FUND (CLASS B)       RUSSELL 2000 INDEX
                                                ------------------------    ------------------------       ------------------
5/1/97                                            $         9550             $         10000             $         10000
6/97                                                     10999.8                     11085.9                     11588.8
12/97                                                    13016.7                     13046.5                     12867.5
6/98                                                     13895.5                     13876.5                     13501.5
12/98                                                    12190.7                     12126.4                     12539.9
6/99                                                     12000.2                       11886                     13704.1
12/99                                                    16665.5                     16405.7                     15206.7
6/00                                                     18591.3                     18223.2                     15668.5
12/00                                                    16273.5                       15895                     12247.1
6/01                                                     15562.2                     15138.6                     13097.2
12/01                                                      15129                       14205                       12563

     To give you a comparison, the chart above shows the performance of a $10,000 investment made in Class A and Class B shares of The Guardian Park Avenue Small Cap Fund and the Russell 2000 Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. For Class B shares, the contingent deferred sales charge of 3% was imposed at the end of the period. The Index and Class B shares begin at $10,000.

     PERFORMANCE FOR CLASS C AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON AUGUST 7, 2000 AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

                AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2001
                                               Inception                                     Since
                                                 Date          1 Year        3 Years       Inception
    Class A Shares (without sales charge)        5/1/97         -7.03%        7.43%          10.23%
    Class A Shares (with sales charge)           5/1/97        -11.21%        5.79%           9.15%
    Class B Shares (without sales charge)        5/6/97         -7.87%        6.49%           8.55%
    Class B Shares (with sales charge)           5/6/97        -10.63%        5.90%           8.39%
    Class C Shares (without sales charge)        8/7/00         -8.05%           NA         -15.93%
    Class C Shares (with sales charge)           8/7/00         -8.97%           NA         -15.93%
    Class K Shares (without sales charge)       5/15/01             NA           NA          -2.01%
    Class K Shares (with sales charge)          5/15/01             NA           NA          -2.99%

    (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 THE GUARDIAN ASSET ALLOCATION FUND


[PHOTO]                     OBJECTIVE:   Long-term
Jonathan C. Jankus,            total investment return
C.F.A.                         consistent with
Portfolio Manager              moderate investment
                               risk
                            PORTFOLIO:   A mixture of
                               equity securities, debt
                               obligations and money
                               market instruments; may
                               purchase shares of The
                               Guardian Park Avenue,
                               The Guardian S&P 500
                               Index, The Guardian
                               Investment Quality
                               Bond, and The Guardian
                               Cash Management Funds
INCEPTION:   February 16, 1993

NET ASSETS AT DECEMBER 31, 2001:   $229,897,883

Q.   HOW DID THE FUND PERFORM THIS YEAR?

A. For the year ending December 31, 2001, the Fund's return was -10.23%.(1) We trailed the average -6.41% return of funds with similar objectives and policies in the Lipper Analytical Services(2) universe, and underperformed the median return of -6.33% produced by Morningstar's(3) universe of asset allocation funds. Since its inception on February 16, 1993, the Fund's annualized return of 10.72% places it slightly behind the annualized return of 11.10% experienced by its passive composite benchmark (60% of the S&P 500 Index(4) and 40% of the Lehman Aggregate Bond Index(5) rebalanced monthly). This benchmark returned -3.70% for the year ending December 31, 2001.

Q.   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. For the first time since 1973-74, equity returns were negative for two consecutive years. The overall market, as measured by the S&P 500 Index, achieved a total return of -11.88% during 2001, while the NASDAQ over-the-counter market declined by over 20%, as measured by the NASDAQ Composite Index.(6)

  The Fund's performance was negatively impacted by both an overly aggressive stance on the market and overly aggressive stock selection early in the year, prior to our change to a more neutral equity indexation strategy in May. A more in-depth analysis of the latter can be found in the annual report of The Guardian Park Avenue Fund. The Fund's performance was enhanced by the excellent results of its bond holdings. More on this can be found in the annual report of The Guardian Investment Quality Bond Fund.

Q.   WHAT ARE YOUR EXPECTATIONS FOR THE COMING YEAR?

A. Our investing will, of course, continue to be guided by our quantitative model which, as of year-end, has us invested 86% in stocks, 10% in bonds and 4% in cash. This is more aggressive than our neutral 60/40/0 allocation, indicating that we consider the overall stock market to be undervalued relative to fixed income alternatives.

------------------------------------------------------------

"Our investing will, of course, continue to be guided by our quantitative model which, as of year-end, has us invested 86% in stocks, 10% in bonds and 4% in cash. This is more aggressive than our neutral 60/40/0 allocation, indicating that we consider the overall stock market to be undervalued relative to fixed income alternatives."
------------------------------------------------------------

  At the time of this writing, the Federal Reserve has lowered short-term interest rates dramatically in the hope of stimulating the economy and income tax cuts have come from the Bush administration. Historically, these actions have boded well for equities, but corporate profitability remains a question. At the very least, valuation levels are far more attractive now than they were two years ago.


------------------------------------------------------------


(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.


(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.


(3) (C)2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results. Morningstar's database of performance information is based on historical total returns, which assumes the reinvestment of dividends and distributions, and the deduction of all fund expenses.


(4) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.


(5) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Lehman Aggregate Bond Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.


(6) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

 THE GUARDIAN ASSET ALLOCATION FUND

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
[LINE GRAPH]

                                                   THE GUARDIAN ASSET                                     LEHMAN AGGREGATE BOND
                                                ALLOCATION FUND (CLASS A)          S&P 500 INDEX                   INDEX
                                                -------------------------          -------------           ---------------------
2/93                                             $      10000.00              $     10000.00              $     10000.00
12/93                                                   10711.20                    10748.70                    10719.60
12/94                                                   10977.30                    10888.50                    10406.80
12/95                                                   13053.20                    14960.00                    12329.60
12/96                                                   15500.60                    18373.80                    12775.20
12/97                                                   19288.60                    24488.40                    14012.40
12/98                                                   23032.20                    31530.50                    15227.80
12/99                                                   26023.00                    38158.80                    15101.00
12/00                                                   26284.00                    34687.50                    16858.30
12/01                                                      23594                    30576.00                       18282

     To give you a comparison, the chart above shows the performance of a $10,000 investment made in Class A shares of The Guardian Asset Allocation Fund, the S&P 500 Index and the Lehman Aggregate Bond Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. Each Index begins at $10,000.

     PERFORMANCE FOR CLASS B, CLASS C AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, AUGUST 7, 2000, AND MAY 15, 2001,
     RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

                            PORTFOLIO COMPOSITION BY
                      ASSET CLASS AS OF DECEMBER 31, 2001
[PIE CHART]

CASH                                                                    FIXED INCOME                      COMMON STOCKS
----                                                                    ------------                      -------------
4%                                                                         10.00%                             86.00%

                           AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2001
                                                       Inception                                                   Since
                                                         Date          1 Year        3 Years       5 Years       Inception
    Class A Shares (without sales charge)               2/16/93        -10.23%        0.81%         8.77%          10.72%
    Class A Shares (with sales charge)                  2/16/93        -14.27%       -0.73%         7.77%          10.15%
    Class B Shares (without sales charge)                5/1/96        -10.99%        0.01%         7.82%           9.15%
    Class B Shares (with sales charge)                   5/1/96        -13.66%       -0.66%         7.67%           9.03%
    Class C Shares (without sales charge)                8/7/00        -11.48%           NA            NA         -11.11%
    Class C Shares (with sales charge)                   8/7/00        -12.37%           NA            NA         -11.11%
    Class K Shares (without sales charge)               5/15/01             NA           NA            NA          -7.01%
    Class K Shares (with sales charge)                  5/15/01             NA           NA            NA          -7.94%

    (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 THE GUARDIAN S&P 500 INDEX FUND


[Jankus photo]              OBJECTIVE:   Seeks to
Jonathan C. Jankus,           track the investment
C.F.A.                        performance of the
Portfolio Manager             Standard & Poor's 500
                              Composite Stock Price
                              Index ("the S&P 500
                              Index")

                            PORTFOLIO:   Common stocks
                              of companies included in
                              the S&P 500 Index, which
                              emphasizes securities
                              issued by large U.S.
                              companies
INCEPTION:   August 7, 2000

NET ASSETS AT DECEMBER 31, 2001:   $301,330,319

Q.   HOW DID THE FUND PERFORM THIS YEAR?

A. For the year ending December 31, 2001, the Fund's total return was -12.25%(1) compared to a total return of -11.88% for the S&P 500 Index,(2) a theoretical portfolio of 500 blue-chip stocks. The S&P 500 Index is theoretical in the sense that it is computed as though it was purchased and subsequently rebalanced without any costs or expenses. Since inception on August 7, 2000, the Fund's total return was -15.64% compared to a total return of -15.74% for the S&P 500 Index.

Q.   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. Stock market returns were negative for the second year in a row, as measured by the S&P 500 Index, the first time that has happened since 1973-74.

  As an index fund, the Fund's goal is to mimic the returns of the theoretical S&P 500 Index portfolio. We attempt to do so by holding nearly all 500 of the stocks in the Index in approximately the same weights as they are represented in the Index. We attempt to minimize trading costs and trade only when rebalancings are required by capitalization changes in the Index or when dividends need to be reinvested.

Q.   WHAT ARE YOUR EXPECTATIONS FOR THE COMING YEAR?

A. We will continue to manage the portfolio to be fully invested in stocks, attempt to track the investment performance of the S&P 500 Index and keep trading costs to a minimum. If history is any indication, indexing has proven to be a good long-term strategy.

------------------------------------------------------------

"We will continue to manage the portfolio to be fully invested in stocks, attempt to track the investment performance of the S&P 500 Index and keep trading costs to a minimum. If history is any indication, indexing has proven to be a good long-term strategy."
------------------------------------------------------------

  At the time of this writing, the Federal Reserve has lowered short-term interest rates dramatically in the hope of stimulating the economy and income tax cuts have come from the Bush administration. Historically, these actions have boded well for equities, but corporate profitability remains a question. At the very least, valuation levels are far more attractive now than they were two years ago.


------------------------------------------------------------


(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares) except where noted. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.


(2) "S&P," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Guardian Investor Services LLC. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund's return. Likewise, return figures for the Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

 THE GUARDIAN S&P 500 INDEX FUND

                          SECTOR WEIGHTING COMPARISONS

 SECTOR WEIGHTINGS FOR THE GUARDIAN S&P 500 INDEX FUND AS OF DECEMBER 31, 2001 [PIE CHART]

Basic Materials                                                                   3.80%
Consumer Cyclicals                                                                8.10%
Consumer Non-Cyclicals                                                            8.10%
Consumer Services                                                                 5.10%
Commercial Services                                                               3.20%
Energy                                                                            6.50%
Financial                                                                        20.00%
Health Care                                                                      14.20%
Industrials                                                                       3.80%
Technology                                                                       18.90%
Telecommunications                                                                5.20%
Transportation                                                                    0.70%
Utilities                                                                         2.40%

        SECTOR WEIGHTINGS FOR THE S&P 500 INDEX AS OF DECEMBER 31, 2001 [PIE CHART]

                                   CONSUMER
                       CONSUMER      NON-      CONSUMER   COMMERCIAL                           HEALTH
BASIC MATERIALS        CYCLICALS   CYCLICALS   SERVICES    SERVICES     ENERGY    FINANCIAL     CARE     INDUSTRIALS   TECHNOLOGY
---------------        ---------   ---------   --------   ----------    ------    ---------    ------    -----------   ----------
3.80%                    8.10%       8.10%       5.10%       3.20%       6.50%      20.00%     14.20%       3.80%         18.90%


  TELECOMMUNICATIONS   TRANSPORTATION   UTILITIES
  ------------------   --------------   ---------
         5.20%              0.70%          2.40%

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[LINE GRAPH]

                                        THE GUARDIAN S&P       THE GUARDIAN S&P        THE GUARDIAN S&P
                                         500 INDEX FUND         500 INDEX FUND          500 INDEX FUND
                                           (CLASS A)              (CLASS B)                (CLASS C)          THE S&P 500 INDEX
                                     ---------------------   ---------------------   ---------------------    -----------------
8/7/00                                 $       9550            $      10000            $      10000            $     10000
12/00                                       8580.66                 8946.98                 8946.98                8967.32
3/01                                        7558.92                 7879.28                 7879.28                 7905.5
6/01                                        7986.26                 8304.38                 8304.38                 8368.5
9/01                                        6819.62                  7078.5                  7078.5                7108.45
12/01                                          7530                    7561                    7718                   7868

--    The Guardian S&P 500 Index Fund (Class A)
---   The Guardian S&P 500 Index Fund (Class B)
----  The Guardian S&P 500 Index Fund (Class C)
----- The S&P 500 Index


To give you a comparison, the chart above shows the performance of a $10,000 investment made in Class A, Class B and Class C shares of The Guardian S&P 500 Index Fund and the S&P 500 Index Fund. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. For Class B shares the contingent deferred sales charge of 3% was imposed at the end of the period. For Class C shares, the contingent deferred sales charge of 1% was imposed at the end of the period. The Index, Class B and Class C shares begin at $10,000.

     PERFORMANCE FOR CLASS K SHARES, WHICH WERE FIRST OFFERED ON MAY 15, 2001, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO SUCH SHARE CLASS.

                 AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2001
                                                              Inception                       Since
                                                                Date          1 Year        Inception
    Class A Shares (without sales charge)                      8/7/01         -12.25%        -15.64%
    Class A Shares (with sales charge)                         8/7/01         -16.20%        -18.37%
    Class B Shares (without sales charge)                      8/7/01         -12.87%        -16.32%
    Class B Shares (with sales charge)                         8/7/01         -15.48%        -18.12%
    Class C Shares (without sales charge)                      8/7/01         -12.87%        -16.32%
    Class C Shares (with sales charge)                         8/7/01         -13.74%        -16.32%
    Class K Shares (without sales charge)                      5/15/01             NA        -10.27%
    Class K Shares (with sales charge)                         5/15/01             NA        -11.17%

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares) except where noted. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND


[PHOTO]                     OBJECTIVE:  Long-term
R. Robin Menzies              growth of capital
Portfolio Manager           PORTFOLIO:  At least 80%
                              in a diversified portfolio
                              of common stocks of
                              companies domiciled
                              outside of the United
                              States
                            INCEPTION:  February 16, 1993


NET ASSETS AT DECEMBER 31, 2001:   $101,366,822

Q:   HOW DID THE FUND PERFORM?

A:   In a second consecutive year of weak global equity markets, the total return was -22.34%,(1) compared with the total return of -21.21% for the MSCI EAFE Index.(2) The strength of the U.S. Dollar added to the declines. In local currency terms, the MSCI EAFE Index had a total return of -16.04%. The MSCI Europe Index had a total return of -19.64%, while the MSCI Japan Index had a total return of -29.28% and the MSCI Pacific ex-Japan Index, supported by Australia's total return of 2.66%, had a total return of -9.43%.(3) Stable, "old economy" MSCI industry sectors like retailing, food and health care fell by less than 10%, as did energy, while the most pain was experienced in technology-related sectors. This pattern of relative sector performance was very similar to that in 2000.

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   Many of the underlying investment management factors were positive for the
Fund. For example, in terms of regional allocation, the Fund was underweight relative to the MSCI Index in Japan for most of the year, which was good for relative performance. A greater positive contribution to performance came from stock selection. This was most valuable in Japan and the UK, while stock selection in Asia excluding Japan was slightly negative. In terms of industries, we did particularly well by avoiding Japanese banks, and by being underweight in telecommunications services. Negative factors included being overweight in technology hardware and equipment, and by poor stock selection in retailing.

------------------------------------------------------------

"We are confident that the monetary stimulus given to the global economy, particularly by the U.S. Federal Reserve Board, will rekindle economic growth. There are signs that this is happening already."
------------------------------------------------------------

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   We are confident that the monetary stimulus given to the global economy, particularly by the U.S. Federal Reserve Board, will rekindle economic growth. There are signs that this is happening already. However, after the excessive and somewhat indiscriminate investment boom of the late 1990's, the overhang of capacity in many industries may mean that profit margins may not recover as rapidly as many investors appear to be expecting. We still have a preference for defensive growth, and companies with strong cash flows. Finally, we do not expect two consecutive poor years of declining markets to be followed by a third.


------------------------------------------------------------


(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.


(2) The Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.


(3) These indexes are all unmanaged indexes generally considered to be representative of their covered region. The MSCI Europe Index is generally considered to be representative of European stock market activity. The MSCI Japan Index is generally considered to be representative of Japanese stock market activity. The MSCI Pacific ex-Japan Index is generally considered to be representative of the stock market activity of Australia, Singapore, Hong Kong, and New Zealand. The returns for these indexes do not reflect expenses that are deducted from the Fund's return.

 THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[LINE GRAPH]

                                                                THE GUARDIAN BAILLIE GIFFORD
                                                                INTERNATIONAL FUND (CLASS A)             MSCI EAFE INDEX
                                                                ----------------------------             ---------------
2/16/93                                                         $          9550.00                 $        10000.00
6/93                                                                      10389.30                           12156.90
12/93                                                                     12353.50                           13092.50
6/94                                                                      12381.60                           14260.60
12/94                                                                     12285.10                           14147.90
6/95                                                                      12360.60                           14538.70
12/95                                                                     13653.60                           15782.20
6/96                                                                      14931.40                           16519.20
12/96                                                                     15610.40                           16786.00
6/97                                                                      17757.60                           18693.70
12/97                                                                     17338.70                           17131.40
6/98                                                                      20595.80                           19886.70
12/98                                                                     20738.00                           20614.80
6/99                                                                      21400.40                           21462.10
12/99                                                                     28455.50                           26242.30
6/00                                                                      25690.30                           25205.70
12/00                                                                     21678.90                           22579.40
6/01                                                                      18779.20                           19250.00
12/01                                                                        16836                              17791

     To give you a comparison, the chart above shows the performance of a $10,000 investment made in Class A shares of The Guardian Baillie Gifford International Fund and the MSCI/EAFE Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. The Index begins at $10,000.

     PERFORMANCE FOR CLASS B, CLASS C AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, AUGUST 7, 2000 AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

                            PORTFOLIO COMPOSITION BY
                   GEOGRAPHIC REGION AS OF DECEMBER 31, 2001
                       [PORTFOLIO COMPOSITION PIE CHART]

                                                       CONTINENTAL
ASIA EX-JAPAN                         JAPAN              EUROPE          UNITED KINGDOM       LATIN AMERICA           CASH
-------------                         -----            -----------       --------------       -------------           ----
7.73%                                 20.41%              44.49%              21.52%              0.70%               5.15%

                           AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2001
                                                         Inception                                                Since
                                                           Date          1 Year       3 Years      5 Years      Inception
    Class A Shares (without sales charge)                 2/16/93        -22.34%      -6.71%        1.52%          6.60%
    Class A Shares (with sales charge)                    2/16/93        -25.83%      -8.13%        0.59%          6.05%
    Class B Shares (without sales charge)                  5/1/96        -23.34%      -7.66%        0.38%          1.09%
    Class B Shares (with sales charge)                     5/1/96        -25.64%      -8.28%        0.18%          0.92%
    Class C Shares (without sales charge)                  8/7/00        -23.11%          NA           NA        -24.21%
    Class C Shares (with sales charge)                     8/7/00        -23.88%          NA           NA        -24.21%
    Class K Shares (without sales charge)                 5/15/01             NA          NA           NA        -15.46%
    Class K Shares (with sales charge)                    5/15/01             NA          NA           NA        -16.31%

    (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND


Hocknell                    OBJECTIVE:   Long-term
Edward H. Hocknell            capital appreciation
Portfolio Manager           PORTFOLIO:   At least 65%
                              in a portfolio of common
                              stocks and convertible
                              securities issued by
                              companies in emerging
                              markets
                            INCEPTION:   May 1, 1997

NET ASSETS AT DECEMBER 31, 2001:   $40,306,551

Q:   HOW DID THE FUND PERFORM THIS YEAR?

A:   The Fund's total return for the year was 1.68%,(1) which compares with a decline of -2.37% in the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index.(2)

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   For three quarters of the year, the persistent deceleration of developed economies weighed on emerging markets. Orders dried up, capacity utilization rates dropped and companies were forced to issue increasingly severe profit warnings. While the effects of the slowdown were unpleasant for companies in developed markets, the impact on emerging markets companies, which act as marginal suppliers to many industries, was twice as severe. In addition, investors' attitude to risk deteriorated during the course of the year, and financial crises first in Turkey and later in Argentina brought new, though unsubstantiated, fears of contagion. Markets reached a turning point, however, in the wake of the terrible events of September. Almost all that had happened before began to be reversed. Inventories suddenly moved in the opposite direction as the cycle showed the first signs of turning. Just as importantly, the tremendous monetary boost generated during the course of the whole year started to activate investors, and most of the severe losses of the first three quarters were turned around.

  The most notable feature of the year in Asia was the collapse and subsequent revitalization of commodity prices, particularly semiconductors. This shaped the performance of some of the biggest stocks in the region. The build-up of liquidity in many markets was finally released in the last quarter to such an extent that markets such as Korea finished the year with substantial dollar gains. There have also been encouraging signs of improvement in corporate governance throughout the region. The dramatic collapse of the South African Rand also offered opportunities to add value relative to the MSCI EMF Index.

  Argentina's slow and predictable descent into chaos dominated the year in Latin America. For nine months Brazil suffered by association, but when the markets began to look more favorably on risky markets in the fall, the Brazilian market completely decoupled from Buenos Aires, and its currency also bounced back. Despite some slowing of its economy, Mexico's stability during 2001 was a very comforting contrast with the rest of Latin America.

------------------------------------------------------------

"At the beginning of 2002, economies around the world seem to have survived the worst, liquidity conditions are exceptionally easy, and markets have already shown their ability to rise."
------------------------------------------------------------

Even though the overall price of oil fell over the period, the Russian stock market enjoyed an excellent year, rising more than 80%. This can be explained by the strong economic management of Vladimir Putin and the momentum of domestic reform. Turkey had one of its periodic currency crises and was only saved from economic oblivion because its strategic standing in the world rose sharply after the start of the war on terrorism, leading to a hefty bail-out by the west.

Q:   WHAT ARE YOUR EXPECTATIONS FOR THE COMING YEAR?

A:   At the beginning of 2002, economies around the world seem to have survived the worst, liquidity conditions are exceptionally easy, and markets have already shown their ability to rise. Emerging market equities are still inexpensive relative to developed markets, and their profit growth may prove to be greater during the recovery phase. There is a risk that recovery may be weak, delayed or patchy, which could hold back performance. Normally, we would regard such a juncture as an attractive entry point for emerging market equities.


------------------------------------------------------------


(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.


(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The MSCI EMF Index is a market capitalization-weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund's return. Likewise, total return figures for the Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

 THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
[GROWTH OF INVESTMENT CHART]

                                                  THE GUARDIAN BAILLIE        THE GUARDIAN BAILLIE
                                                GIFFORD EMERGING MARKETS    GIFFORD EMERGING MARKETS      MSCI EMERGING MARKETS
                                                     FUND (CLASS A)              FUND (CLASS B)                FREE INDEX
                                                ------------------------    ------------------------      ---------------------
5/1/97                                           $          9550             $         10000             $         10000
                                                         9960.75                     10349.5                       10247
6/97                                                     10399.5                     10796.1                     10839.5
                                                         10894.3                     11291.3                       11037
                                                         10110.1                       10466                     9762.68
                                                         10408.8                     10776.7                     9836.83
                                                         8653.81                     8941.75                      8139.6
                                                         8401.76                     8679.61                     7826.65
12/97                                                    8788.61                      9029.5                     7950.48
                                                          7870.4                        8078                     7413.86
                                                         8619.96                     8835.32                     8233.59
                                                         8816.72                     9000.37                     8524.64
                                                         8779.24                     8942.12                     8374.67
                                                         7514.36                      7650.8                     7238.31
6/98                                                     6983.04                     7097.38                     6506.07
                                                         7273.61                     7378.95                     6714.57
                                                         5398.97                     5475.96                     4855.05
                                                         5436.46                     5485.66                     5171.21
                                                         5811.39                     6009.96                     5729.05
                                                          6261.3                     6291.52                     6190.79
12/98                                                    6242.56                     6252.69                     6105.01
                                                         5933.24                     5932.28                     6005.07
                                                         5830.14                     5815.77                     6119.13
                                                         6561.25                     6524.54                     6887.56
                                                         7114.26                     7058.54                     7769.29
                                                         6973.67                     6912.91                      7751.1
6/99                                                     7798.51                     7699.35                     8686.62
                                                         7657.91                        7544                     8366.96
                                                         7761.02                     7631.38                     8594.65
                                                         7442.33                     7301.27                     8248.02
                                                         7798.51                     7631.38                     8484.92
                                                         9063.89                     8854.74                     9136.14
12/99                                                    10606.5                     10340.2                     10306.8
                                                         10825.7                     10534.4                     10581.8
                                                         12035.9                     11699.5                     10725.4
                                                         11950.2                     11592.7                     10814.8
                                                         10663.7                     10330.5                     9784.78
                                                         9996.59                     9660.59                     9491.51
6/00                                                     10577.9                       10214                     9791.41
                                                         10006.5                     9641.18                     9309.95
                                                         10307.7                     9922.74                     9336.95
                                                         9365.32                     9010.08                     8489.39
                                                         8636.69                     8550.35                     7841.13
                                                          7937.2                     7850.33                     7172.79
12/00                                                    8073.22                     7738.18                     7334.31
                                                         7636.04                     7272.15                     6973.17
6/01                                                     8432.75                     7982.96                     7245.07
                                                         6417.28                     6067.05                     5687.86
12/01                                                    8167.44                        7490                      7201.1

     To give you a comparison, the chart above shows the performance of a $10,000 investment made in Class A and Class B shares of The Guardian Baillie Gifford Emerging Markets Fund and the MSCI EMF Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. For Class B shares the contingent deferred sales charge of 3% was imposed at the end of the period. The Index and Class B shares begin at $10,000.

     PERFORMANCE FOR CLASS C AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON AUGUST 7, 2000 AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

                            PORTFOLIO COMPOSITION BY
                  GEOGRAPHICAL REGION AS OF DECEMBER 31, 2001

[PORTFOLIO COMPOSITION PIE CHART]

                                                                                      EUROPE, MIDDLE EAST,
ASIA                                       LATIN AMERICA           SOUTH AFRICA            AND AFRICA                CASH
----                                       -------------           ------------       --------------------           ----
53.31%                                         23.55%                  7.67%                 12.43%                  3.04%

                        AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2001
                                                              Inception                                     Since
                                                                Date          1 Year        3 Years       Inception
    Class A Shares (without sales charge)                       5/1/97          1.68%        9.56%          -3.19%
    Class A Shares (with sales charge)                          5/1/97         -2.90%        7.89%          -4.14%
    Class B Shares (without sales charge)                       5/6/97          0.36%        7.49%          -5.29%
    Class B Shares (with sales charge)                          5/6/97         -2.64%        6.91%          -5.49%
    Class C Shares (without sales charge)                       8/7/00          0.48%           NA         -14.12%
    Class C Shares (with sales charge)                          8/7/00         -0.52%           NA         -14.12%
    Class K Shares (without sales charge)                      5/15/01             NA           NA          -0.48%
    Class K Shares (with sales charge)                         5/15/01             NA           NA          -1.48%

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 THE GUARDIAN INVESTMENT QUALITY BOND FUND


[PHOTO]                 [PHOTO]
Thomas G. Sorell,       Howard W. Chin
C.F.A.                  Co-Portfolio Manager
Co-Portfolio Manager

NET ASSETS AT DECEMBER 31, 2001:   $175,462,708

Q:   HOW DID THE FUND PERFORM IN 2001?

A:   The Fund had a total return of 8.55%(1) for the year ended December 31,
2001, outperforming the average fund in the Lipper Intermediate Investment Grade(2) peer group, which returned 7.59% for the same period. (The peer group consists of other mutual funds that invest in primarily investment grade debt with average maturities of 5-10 years.) Additionally, the Lehman Aggregate Bond Index,(3) which measures the taxable fixed income market, had a return of 8.44% for 2001.

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   For the second consecutive year, the fixed income market as measured by the
Lehman Aggregate Bond Index outperformed the equity market (as measured by the S&P 500 Index(4)) by a wide margin. The taxable fixed income market posted positive returns as the Federal Reserve Board (Fed) cut interest rates eleven times for a total reduction of 4.75% to avoid a prolonged recession. The Federal Funds rate ended the year at 1.75%, a 40-year low. However, the Fed's actions did not lower interest rates equally across maturities. For example, the yield on the 2-year Treasury note fell by over 2.00% during the year, falling from 5.10% to 3.03%, while the yield on the 30-year Treasury bond actually increased by 0.01% to finish at 5.47%. As a result of this yield curve steepening, 2-year Treasuries had the strongest performance in 2001, returning 8.15% while 10- and 30-year Treasuries returned only 4.04% and 3.47%, respectively.

  The spread asset sectors -- corporate bonds, asset-backed (ABS), mortgage-backed (MBS) and commercial mortgage-backed securities (CMBS) -- all enjoyed positive nominal returns in the wake of the interest rate rally. The corporate bond sector was clearly the star performer in 2001. Despite record-setting issuance, continued "headline events" such as the Enron bankruptcy and the highest corporate default rates since the 1990-91 recession, the Lehman Corporate Bond Index(5) returned 10.40%, the highest among all the investment grade sectors. In fact, they outperformed comparable duration Treasuries by 2.53%. The structured products sectors performed nearly as well on a nominal basis, with the Lehman ABS, MBS and CMBS Indexes(6) posting returns of 9.80%, 8.23% and 9.45%, respectively. ABS and CMBS outperformed their Treasury benchmarks by 1.28% and 1.19%, respectively. On the other hand, the interest rate rally adversely affected the MBS sector, as it was unable to overcome the record-setting levels of prepayment risk. As a result, MBS underperformed Treasuries by 0.67% in 2001.

------------------------------------------------------------

"We entered 2001 with a somewhat defensive posture that saw the Fund selectively overweighted in many of the spread sectors. This allocation served us very well as the fixed income market posted an extremely strong performance early in the year . . ."
------------------------------------------------------------

  The tragic events of September 11th also dramatically altered the economic outlook and investment landscape. Before the terrorist attacks, investors were becoming more confident of a quick economic recovery. However, the attacks removed all hope that the recession would be mild and end quickly. In fact, concerns grew that we were about to enter a global recession. As a result, spreads gapped out dramatically but largely recovered by year-end.

  In sum, spread sector excess returns were very volatile during the year, but overall generated attractive returns for the entire year.

Q:   WHAT WAS YOUR INVESTMENT STRATEGY DURING THE PERIOD?

A:   We entered 2001 with a somewhat defensive posture that saw the Fund selectively overweighted in many of the spread sectors. This allocation served us very well as the fixed income market posted an extremely strong performance early in the year as a result of the Fed's unexpected aggressive easing of monetary policy. As interest rates declined, our underweighted allocation to MBS also served us well.

------------------------------------------------------------


(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares) except where noted. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.


(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor might have to pay when purchasing or redeeming shares of the Fund.


(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Return figures do not reflect the deduction of any sales charges that an investor might have to pay when purchasing or redeeming shares of the Fund.


(4) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Return figures do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(5) The Lehman Corporate Bond Index is an unmanaged index that is generally considered to be representative of corporate bond market activity. The Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Return figures for the Index do not reflect any sales charges that an investor might have to pay when purchasing or selling shares of the Fund.


(6) The respective indexes are: the Lehman Asset-Backed Securities (ABS) Index, the Lehman Mortgage-Backed Securities (MBS) Index, and the Lehman Commercial Mortgage-Backed Securities (CMBS) Index.

 THE GUARDIAN INVESTMENT QUALITY BOND FUND

  A good portion of our success can also be attributed to our decision to remain nimble in our asset allocation. Specifically, we reduced our corporate bond holdings after their strong January performance, only to increase it once again in March and April at wider spreads and participate in the corporate sector's strong relative performance during the second quarter. Similarly, we adopted an overweighted position in MBS in April, just prior to that sector's strong returns in the second quarter. Early in the third quarter, we moved back to an underweighted corporate position after concluding an economic recovery would be much delayed. This posture positioned the Fund well for the post-September investment environment, as we avoided much of the corporate sector's poor performance after September 11th, which provided us with an opportunity to once again increase our exposure to this sector at more attractive valuations.

  The other significant contributor to our performance was our consistent overweight in the ABS and CMBS structured products sectors. Each outperformed Treasuries by a wide margin during the year.

Q:   WHAT IS YOUR OUTLOOK FOR 2002?

A:   We believe that the spread sectors are fundamentally attractive and may significantly outperform Treasuries again this year. However, in contrast to 2001 where all taxable fixed income sectors, including Treasuries, were the beneficiaries of a substantial and protracted monetary easing policy, we believe performance in 2002 will likely come from asset allocation decisions between Treasuries and the spread sectors. We will overweight the latter in the near term.

  We believe an economic recovery is on the close horizon, and should initially benefit corporate bonds and later in the recovery, the consumer debt portion of the ABS sector as credit fundamentals improve and stronger earnings reports unfold. Moreover, the prospects for the MBS sector have already improved, as interest rates have risen in the expectation of the recovery and the Fed's eventual need to raise rates. However, we would not be surprised, depending on the strength of the recovery, for the Fed to pause some time before tightening monetary policy.

  Clearly, the risk to our expectations comes from a surprise in the strength and speed of the recovery. We expect it to occur at a measured pace with the resulting implication that the Fed will not need to raise rates anytime soon. However, if we see a stronger recovery than expected, short-term interest rates should rise sharply as the yield curve flattens.

  Fundamentally, our investment strategy remains unchanged. We strongly believe that asset diversification and our disciplined approach to asset allocation and security selection will position the Fund for superior long-term performance.

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[LINE GRAPH]

                                                              THE GUARDIAN INVESTMENT QUALITY
                                                                    BOND FUND (CLASS A)            LEHMAN AGGREGATE BOND INDEX
                                                              -------------------------------      ---------------------------
2/16/93                                                         $         9550.00                   $        10000.00
6/93                                                                      9858.19                            10440.90
12/93                                                                    10064.90                            10719.70
6/94                                                                      9590.79                            10305.00
12/94                                                                     9612.38                            10407.00
6/95                                                                     10596.00                            11598.00
12/95                                                                    11212.00                            12329.70
6/96                                                                     10987.60                            12179.90
12/96                                                                    11518.60                            12777.30
6/97                                                                     11880.00                            13172.50
12/97                                                                    12495.20                            14010.90
6/98                                                                     12979.00                            14561.20
12/98                                                                    13479.80                            15228.00
6/99                                                                     13285.80                            15019.30
12/99                                                                    13346.00                            15102.80
6/00                                                                     13816.60                            15704.90
12/00                                                                    14657.10                            16858.60
12/01                                                                    15907.00                            18282.20

     To give you a comparison, the chart above shows the performance of a $10,000 investment made in Class A shares of The Guardian Investment Quality Bond Fund and the Lehman Aggregate Bond Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. The Index begins at $10,000.

     PERFORMANCE FOR CLASS B AND C SHARES, WHICH WERE FIRST OFFERED ON AUGUST 7, 2000 AND FOR CLASS K SHARES, WHICH WERE FIRST OFFERED ON MAY 15, 2001, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

                          AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2001
                                                      Inception                                                  Since
                                                        Date          1 Year       3 Years       5 Years       Inception
    Class A Shares (without sales charge)              2/16/93        8.55%         5.66%         6.66%          5.91%
    Class A Shares (with sales charge)                 2/16/93        3.67%         4.05%         5.68%          5.36%
    Class B Shares (without sales charge)               8/7/00        7.86%            NA            NA          8.86%
    Class B Shares (with sales charge)                  8/7/00        4.86%            NA            NA          6.78%
    Class C Shares (without sales charge)               8/7/00        7.85%            NA            NA          8.85%
    Class C shares (with sales charge)                  8/7/00        6.85%            NA            NA          8.85%
    Class K Shares (without sales charge)              5/15/01           NA            NA            NA          5.68%
    Class K Shares (with sales charge)                 5/15/01           NA            NA            NA          4.68%

    (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares) except where noted. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 THE GUARDIAN HIGH YIELD BOND FUND


[PHOTO]                 [PHOTO]
Peter J. Liebst         Thomas G. Sorell,
Co-Portfolio Manager    C.F.A.
                        Co-Portfolio Manager

OBJECTIVE:  Seeks current income. Capital appreciation is a secondary objective

PORTFOLIO:  At least 75% is invested in corporate bonds and other debt securities that, at the time of purchase, are rated below investment grade or are unrated

INCEPTION:   September 1, 1998

NET ASSETS AT DECEMBER 31, 2001:   $57,527,900

Q:   HOW DID THE FUND PERFORM DURING 2001?

A:   The Guardian High Yield Bond Fund posted a 2.87%(1) total return for calendar year 2001. This compared to an average 1.79% return for the 383 high yield bond funds tracked by Lipper Analytical Services(2) and ranked The Guardian High Yield Bond Fund in the 52nd percentile of the Lipper peer group. The Lehman Brothers Corporate High Yield Index(3) posted a 5.28% return for the year 2001.

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   Calendar 2001 was a roller coaster ride for the high yield market as returns swung from positive to negative, closing out the year with a strong tone. Despite the fluctuations, the high yield market, as measured by the Lehman Brothers Corporate High Yield Index, posted a 5.28% return for 2001, its best nominal return since 1997. Throughout the year, the market battled a flood of negative events including a U.S. economic recession, rapid credit deterioration in several significant industries, and rising default rates.

  The year began with a wave of optimism supported by the Federal Reserve Board's (Fed) two rate reductions totaling 1% in January. Encouraged by the belief that the Fed was actively managing the slowing economy, the high yield market appeared to accept that a recovery was imminent and rallied to post a remarkable return of 7.49% for the first month of the year, as measured by the Lehman Brothers Corporate High Yield Index. By March this bullish outlook had turned to skepticism and the high yield market's performance followed the deteriorating economy by posting negative returns for both the second and third quarters, which more than offset the market's first quarter positive return, as measured by the Index. A strong fourth quarter performance of 5.71% by the Index reflected the market's renewed belief that the worst of the economic deterioration was over and the fiscal and monetary initiatives undertaken during the year would lead to an economic rebound in 2002.

------------------------------------------------------------

"At year-end, the Fund remains cautious with regard to the timing of a notable improvement in the U.S. economy. Therefore we will continue to manage a diversified investment portfolio with an emphasis on credit quality and liquidity."
------------------------------------------------------------

  Specific industry and individual credits had significant impact on high yield returns during 2001. Generally, the market saw an overall deterioration in credit quality as demonstrated by the number of speculative grade firms downgraded by Moody's Investors Service (a nationally recognized statistical ratings organization), which surpassed upgrades by a 3.56-to-one ratio. Further aggravating the market was the amount of debt entering the high yield market as a result of downgrades from investment grade status. According to Moody's, $122 billion of investment grade debt was downgraded to the high yield market during 2001 (not including upgrades of lower grade debt throughout the year). This alone represents a nearly 1.5-to-one ratio to 2001's total high yield new issuance of $83.3 billion. As would be expected in a period of significant credit erosion, the level of defaults rose within the U.S. speculative grade market to 11% for 2001 compared to 7% in 2000. While avoiding numerous credit "land mines," the Fund was not immune to the rapid credit and price deterioration experienced throughout the high yield market.


------------------------------------------------------------


(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares) except where noted. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.


(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.


(3) The Lehman Brothers Corporate High Yield Bond Index is an unmanaged index that is generally considered to be representative of corporate high yield bond market activity. The Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

 THE GUARDIAN HIGH YIELD BOND FUND

  The most dramatic single factor impacting the high yield market during 2001 was the swift and deep decline in the wireline telecommunications sector. At the beginning of the year, this sector represented over 13.78% of the total high yield market, by far the largest single industry sector. This emerging industry found itself caught with a glut of new capacity coming online just as demand was dropping in conjunction with the overall economy, causing it to be the worst performing area of the high yield market in 2001 with a total return of -49%, as measured by the Lehman Brothers Corporate High Yield Index. If the performance of the high yield market was measured excluding the negative impact of the wireline telecommunications sector, the market would have earned a total return of 10.97%, a notable improvement from its actual return of 5.28%.

  As the Fund is a diversified fund, we were adversely impacted by the performance of the wireline telecommunications sector in 2001. The Fund entered the year with an overweight in the industry, which, although reduced early in the year, caused a notable drag on the Fund's overall 2001 performance.

Q:   WHAT WAS YOUR INVESTMENT STRATEGY DURING THE YEAR AND WHAT IS YOUR OUTLOOK
FOR THE FUTURE?

A:   The Fund's overall strategy was to maximize the total return of a diversified fixed-income portfolio principally composed of below investment grade securities with up to 25% invested in convertible securities. Specifically, we sought to identify attractive asset allocation weightings based on analysis of industry fundamentals, issuer credit worthiness and risk/return profile, and relative value of individual issue. Throughout 2001, stronger credit quality and larger, more liquid issues were emphasized. During 2001, less than 10% of the Fund was invested in convertible securities.

  At year-end, the Fund remains cautious with regard to the timing of a notable improvement in the U.S. economy. Therefore we will continue to manage a diversified investment portfolio with an emphasis on credit quality and liquidity.

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[LINE GRAPH]

                                                THE GUARDIAN HIGH YIELD     THE GUARDIAN HIGH YIELD         LEHMAN BROTHERS
                                                  BOND FUND (CLASS A)         BOND FUND (CLASS B)      CORPORATE HIGH YIELD INDEX
                                                  ---------------------     -----------------------    --------------------------
9/1/98                                           $      9550.00             $      10000.00             $       10000.00
                                                        9842.71                    10363.70                     10045.10
                                                        9849.67                    10367.90                      9839.37
                                                       10380.20                    10900.70                     10247.60
12/98                                                  10432.70                    10941.80                     10258.90
                                                       10464.20                    10973.30                     10411.30
                                                       10407.90                    10887.50                     10350.00
                                                       10511.80                    10986.90                     10446.60
                                                       10684.00                    11167.20                     10651.10
                                                       10453.20                    10908.90                     10507.00
6/99                                                   10386.30                    10816.00                     10484.60
                                                       10336.40                    10779.90                     10526.60
                                                       10296.10                    10712.50                     10410.40
                                                       10131.00                    10531.90                     10335.40
                                                       10055.00                    10442.10                     10266.80
                                                       10277.40                    10656.90                     10387.40
12/99                                                  10371.10                    10435.10                     10504.20
                                                       10235.30                    10286.60                     10459.00
                                                       10317.10                    10361.00                     10479.20
                                                       10074.70                    10106.50                     10257.00
                                                       10219.80                    10255.40                     10275.40
                                                       10093.00                    10118.00                     10170.00
6/00                                                   10290.80                    10305.70                     10377.10
                                                       10321.70                    10313.10                     10456.30
                                                       10462.10                    10448.40                     10527.80
                                                       10355.40                    10333.90                     10435.80
                                                       10001.20                     9969.16                     10101.50
                                                        9324.15                     9283.08                      9701.49
12/00                                                   9694.31                     9659.77                      9888.90
                                                       10150.40                    10096.80                     10517.70
6/01                                                    9789.53                     9705.43                     10277.10
                                                        9430.61                     9349.60                      9842.24
12/01                                                      9972                        9558                        10410

     To give you a comparison, the chart above shows the performance of a $10,000 investment made in Class A and Class B shares of The Guardian High Yield Bond Fund and the Lehman Brothers Corporate High Yield Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. For Class B shares, the contingent deferred sales charge of 3% was imposed at the end of the period. The Index and Class B shares begin at $10,000.

     PERFORMANCE FOR CLASS C AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON AUGUST 7, 2000 AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

                   AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2001
                                                              Inception                           Since
                                                                Date       1 Year    3 Years    Inception
                                                                ----       ------    -------    ---------
    Class A Shares (without sales charge)                       9/1/98      2.87%    -1.51%       1.53%
    Class A Shares (with sales charge)                          9/1/98     -1.76%    -3.01%       0.14%
    Class B Shares (without sales charge)                       9/1/98      1.96%    -2.46%       0.46%
    Class B Shares (with sales charge)                          9/1/98     -1.04%    -3.11%      -0.14%
    Class C Shares (without sales charge)                       8/7/00      2.09%        NA      -3.21%
    Class C Shares (with sales charge)                          8/7/00      1.09%        NA      -3.21%
    Class K Shares (without sales charge)                      5/15/01         NA        NA      -1.23%
    Class K Shares (with sales charge)                         5/15/01         NA        NA      -2.22%

    (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares) except where noted. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 THE GUARDIAN TAX-EXEMPT FUND


[PHOTO]                          OBJECTIVE:   Seeks to
Alexander M. Grant, Jr.             maximize current income
Portfolio Manager                   exempt from federal
                                    income taxes,
                                    consistent with the
                                    preservation of capital
                                 PORTFOLIO:   At least 80%
                                    in investment grade debt
                                    obligations issued by
                                    state and local authorities


INCEPTION:   February 16, 1993

NET ASSETS AT DECEMBER 31, 2001:   $116,459,154

Q:   HOW DID THE GUARDIAN TAX-EXEMPT FUND PERFORM IN 2001?

A:   The Guardian Tax-Exempt Fund produced a total return of 4.78%(1) for 2001.
The Lehman Municipal Bond Index(2) which reflects investments in all bonds and maturities, produced a total return of 5.13% for the same period.

  The average fund in the Lipper General Municipal(3) peer group for the year ending December 31, 2001 returned 3.90%, ranking the Fund 46th out of 273 funds with the same objective and in the 17th percentile. The Fund ranked in the 22nd percentile in the Morningstar, Inc.(4) municipal national long fund category for the year ending December 31, 2001.

  For the three year period ending December 31, 2001, Lipper ranked the Fund 12th out of 229 funds and in the 6th percentile. For the five year period, the Fund ranked 18th out of 186 funds and in the 10th percentile.

  As of December 31, 2001, the Fund's 30-day yield was 3.82%. That is equivalent to a 6.32% taxable yield for a person in the highest federal income tax bracket in 2001.

Q:   WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A:   Defying the September 11th acts of terror, and benefiting from eleven
Federal Reserve rate cuts, municipal issuers set a series of records in 2001. For the year, $286.3 billion in long-term bonds were sold, including an unprecedented $90.3 billion in the last three months. The total volume for 2001 was 43% higher than sold in 2000 and was the second largest in the history of the municipal market. Investors poured money into municipal bonds, allowing the market to absorb a record volume in October, November and December.

------------------------------------------------------------

"In this environment, we continued to use our strategy of buying good quality, attractively structured national market names and staying away from "hot" deals or lower investment quality bonds."
------------------------------------------------------------

  In this environment, we continued to use our strategy of buying good quality, attractively structured national market names and staying away from "hot" deals or lower investment quality bonds. On the sell side, we selectively sold retail and institutional blocks when the bids were attractive.

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   The increased volume in the last quarter of 2001 was easily absorbed by traditional institutional and retail investors as well as crossovers and arbitrage, which are investors who usually buy taxable bonds. These investors, however, purchased non-taxable bonds because of the attractive ratios of non-taxable to taxable bonds. We expect a strong forward calendar and this investing pattern to continue in this lower interest rate environment.


------------------------------------------------------------


(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class C shares do not take into account the contingent deferred sales charges applicable to such shares (maximum of 1% except where noted). Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.


(2) The Lehman Municipal Bond Index is an unmanaged index that is generally considered to be representative of U.S. municipal bond activity. The Lehman Municipal Bond Index is not available for direct investment and its return does not reflect the expenses that have been deducted from the Fund's return. Likewise, return figures for the Lehman Municipal Bond Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.


(3) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales charges that an investor might have to pay when purchasing or redeeming shares of the Fund.


(4) (C)2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results. Morningstar's database of performance information is based on historical total returns, which assumes the reinvestment of dividends and distributions, and the deduction of all fund expenses.

 THE GUARDIAN TAX-EXEMPT FUND

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[LINE GRAPH]

                                                                THE GUARDIAN TAX-EXEMPT FUND
                                                                         (CLASS A)                 LEHMAN MUNICIPAL BOND INDEX
                                                                ----------------------------       ---------------------------
2/16/93                                                        $             9550                  $           10000
                                                                          9682.97                            10244.9
                                                                          9475.59                            10136.7
                                                                          9571.16                              10239
                                                                          9638.18                            10296.5
6/93                                                                      9829.56                            10468.4
                                                                          9767.66                            10482.1
                                                                          10052.8                            10700.4
                                                                          10230.3                            10822.2
                                                                          10135.2                            10843.2
                                                                            10004                            10747.6
12/93                                                                     10228.5                            10974.5
                                                                          10358.4                            11099.9
                                                                          9957.25                            10812.4
                                                                          9409.59                            10372.1
                                                                          9381.47                              10460
                                                                          9523.56                            10550.7
6/94                                                                      9383.11                            10486.3
                                                                          9555.98                            10678.5
                                                                          9564.96                            10715.4
                                                                          9398.78                            10558.2
                                                                          9243.34                            10370.7
                                                                          9083.23                            10182.9
12/94                                                                     9313.33                              10407
                                                                          9593.52                            10704.6
                                                                           9820.2                            11015.9
                                                                          9896.19                            11142.5
                                                                          9895.04                            11155.7
                                                                          10181.1                            11511.7
6/95                                                                      9985.84                              11411
                                                                          10122.5                              11519
                                                                          10212.9                            11665.2
                                                                          10268.9                            11738.9
                                                                          10398.3                            11909.5
                                                                          10564.8                            12107.4
12/95                                                                     10669.9                            12223.6
                                                                            10775                              12316
                                                                          10658.3                            12232.8
                                                                          10484.2                            12076.5
                                                                          10468.5                            12042.3
                                                                          10452.8                            12037.7
6/96                                                                      10532.2                            12168.9
                                                                          10658.7                              12279
                                                                          10629.9                            12276.2
                                                                          10771.7                            12447.8
                                                                          10902.9                            12588.5
                                                                          11102.3                              12819
12/96                                                                     11053.7                            12764.9
                                                                          11035.3                            12789.1
                                                                          11123.2                            12906.5
                                                                          10986.7                            12734.3
                                                                          11069.9                            12841.1
                                                                          11233.3                            13034.3
6/97                                                                      11369.8                            13173.2
                                                                          11671.4                              13538
                                                                          11539.5                            13411.1
                                                                          11681.3                            13570.1
                                                                            11754                            13657.6
                                                                          11835.2                              13738
12/97                                                                     12020.1                            13938.3
                                                                            12100                            14082.1
                                                                          12062.6                            14086.4
                                                                          12106.7                            14098.9
                                                                          12027.4                            14035.3
                                                                          12276.8                            14257.3
6/98                                                                      12300.8                            14313.6
                                                                          12322.4                            14349.4
                                                                          12528.6                            14571.1
                                                                          12711.9                            14752.7
                                                                            12632                            14752.4
                                                                          12722.7                            14804.1
12/98                                                                     12761.7                            14841.4
                                                                          12875.5                            15017.9
                                                                          12873.2                            14952.4
                                                                          12834.3                            14973.2
                                                                          12859.1                            15010.2
                                                                          12700.2                            14923.4
6/99                                                                      12529.3                            14708.7
                                                                          12562.6                            14762.2
                                                                          12445.2                            14643.9
                                                                          12427.1                              14650
                                                                          12243.4                            14491.3
                                                                            12416                            14645.4
12/99                                                                     12333.7                            14536.2
                                                                          12276.9                            14473.2
                                                                          12441.7                            14641.1
                                                                          12752.5                            14961.3
                                                                          12653.5                            14872.6
                                                                          12567.4                            14795.3
6/00                                                                      12924.2                            15187.3
                                                                          13094.2                            15398.6
                                                                          13304.9                              15636
                                                                          13218.1                            15554.6
                                                                          13361.4                            15724.3
                                                                          13479.2                            15843.3
12/00                                                                     13856.9                            16225.9
                                                                          13856.9                            16225.9
                                                                          13856.9                            16225.9
                                                                          14099.5                              16595
                                                                          14099.5                              16595
                                                                          14099.5                              16595
6/01                                                                      14172.6                            16702.9
                                                                          14172.6                            16702.9
                                                                          14172.6                            16702.9
                                                                          14569.4                            17171.7
                                                                          14569.4                            17171.7
                                                                          14569.4                            17171.7
12/01                                                                       14518                              17067

     To give you a comparison, the chart above shows the performance of a $10,000 investment made in Class A shares of The Guardian Tax-Exempt Fund and the Lehman Municipal Bond Index. The starting point of $9,550 for Class A shares reflects the maximum sales charge of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. The Index begins at $10,000.

     PERFORMANCE FOR CLASS C SHARES, WHICH WERE FIRST OFFERED ON AUGUST 7, 2000, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO SUCH SHARE CLASS.

                   PORTFOLIO COMPOSITION BY SECTOR ALLOCATION
                            AS OF DECEMBER 31, 2001
[PIE CHART]

                                           LOCAL GENERAL
STATE GENERAL OBLIGATION BONDS            OBLIGATION BONDS        REVENUE BONDS          INSURED BONDS           OTHER BONDS
------------------------------            ----------------        -------------          -------------           -----------
9.73%                                          21.45%                 26.40%                 42.27%                  0.15%

                        AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2001
                                                        Inception                                              Since
                                                          Date          1 Year       3 Years       5 Years   Inception
                                                          ----          ------       -------       -------   ---------
    Class A Shares (without sales charge)                2/16/93         4.78%        4.40%         5.60%      4.88%
    Class A Shares (with sales charge)                   2/16/93         0.06%        2.81%         4.63%      4.34%
    Class C Shares (without sales charge)                 8/7/00         3.99%           NA            NA      6.40%
    Class C Shares (with sales charge)                    8/7/00         2.99%           NA            NA      6.40%

    (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions of gains or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class C shares do not take into account the contingent deferred sales charges applicable to such shares (maximum of 1% except where noted). Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 THE GUARDIAN CASH MANAGEMENT FUND


[PHOTO]                     OBJECTIVE: Seeks as high
Alexander M. Grant,            a level of current income
Jr.                            as is consistent with
Portfolio Manager              liquidity and
                               preservation of capital
                            PORTFOLIO:  Short-term
                               money market instruments
                            INCEPTION:  November 3, 1982

NET ASSETS AT DECEMBER 31, 2001:   $638,345,733

Q:   HOW DID THE GUARDIAN CASH MANAGEMENT FUND PERFORM DURING THE YEAR 2001?

A:   As of December 31, 2001 the effective 7-day annualized yield for The
Guardian Cash Management Fund was 1.13%.(1) The Fund produced a total return of 3.27%(2) for the year ended December 31, 2001. In contrast, the effective 7-day annualized yield of Tier One money market funds as measured by iMoneyNet, Inc. was 1.46%; total return for the same category was 3.49%. iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) is a research firm that tracks money market funds.

Q:   WHAT WAS YOUR INVESTMENT STRATEGY DURING THE YEAR?

A:   The Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's Corporation for the Fund's portfolio. Most of the portfolio (84.36%) was invested in commercial paper; the balance was invested in repurchase agreements (4.40%) and floating rate municipal bonds (11.24%).

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   Money market funds are directly affected by the actions of the Federal
Reserve Board (Fed). During 2001, the Fed's policy making Federal Open Market Committee (FOMC) lowered the Federal Funds target rate to 1.75%. The Federal Funds target is the rate at which banks can borrow from each other overnight. While the Fed does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. Another factor affecting performance was the portfolio's average maturity of 33 days as of December 31, 2001. The average Tier One money market fund as measured by iMoneyNet had an average maturity of 54 days.

------------------------------------------------------------
"To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity."
------------------------------------------------------------

Q: WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   Uncertainty with the direction of the stock market contributes to large daily inflows and outflows of money in the Fund. As the stock market rallies, our investors typically transfer cash to equity funds. During those times when the stock market stalls, we see cash inflows. Due to the relatively short average days-to-maturity, these daily fluctuations have little effect on the Fund.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


------------------------------------------------------------


(1) Yields are annualized historical figures. Effective yield assumes reinvested income. Yields will vary as interest rates change. Past performance is not a guarantee of future results.


(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses of the Fund. Without these expense assumptions, the returns would have been lower. The total return and yield figures cited represent total return and yield for Class A shares. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

         SCHEDULE OF INVESTMENTS

         December 31, 2001
See notes to financial statements.              * Non-income producing security.

 The Guardian Park Avenue Fund
 COMMON STOCKS -- 96.1%

Shares                                                  Value
-------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.7%
    128,200  General Dynamics Corp.            $   10,209,848
     50,700  Northrop Grumman Corp.*                5,111,067
                                               --------------
                                                   15,320,915
-------------------------------------------------------------
BIOTECHNOLOGY -- 0.6%
    209,700  Amgen, Inc.*                          11,835,468
-------------------------------------------------------------
BROADCASTING AND PUBLISHING -- 1.3%
    248,900  Clear Channel Comm., Inc.*            12,671,499
    494,700  USA Networks, Inc.*                   13,510,257
                                               --------------
                                                   26,181,756
-------------------------------------------------------------
CHEMICALS-MAJOR -- 0.4%
    264,700  Dow Chemical Co.                       8,941,566
-------------------------------------------------------------
COMPUTER SERVICES -- 2.2%
    324,100  Automatic Data Processing, Inc.       19,089,490
    177,800  Electronic Data Systems Corp.         12,188,190
    106,600  First Data Corp.                       8,362,770
    152,100  Paychex, Inc.                          5,300,685
                                               --------------
                                                   44,941,135
-------------------------------------------------------------
COMPUTER SOFTWARE -- 7.8%
    275,300  Adobe Systems, Inc.                    8,548,065
    406,200  BMC Software, Inc.*                    6,649,494
    976,800  Compuware Corp.*                      11,516,472
    237,700  Intuit, Inc.*                         10,168,806
  1,225,000  Microsoft Corp.*                      81,156,250
    883,600  Oracle Corp.*                         12,202,516
    230,500  PeopleSoft, Inc.*                      9,266,100
    466,000  SunGard Data Systems, Inc.*           13,481,380
    196,900  VERITAS Software Corp.*                8,827,027
                                               --------------
                                                  161,816,110
-------------------------------------------------------------
COMPUTER SYSTEMS -- 3.9%
  1,041,800  EMC Corp.*                            14,001,792
    492,200  Int'l. Business Machines              59,536,512
    572,600  Sun Microsystems, Inc.*                7,042,980
                                               --------------
                                                   80,581,284
-------------------------------------------------------------
CONGLOMERATES -- 4.7%
    207,800  Danaher Corp.                         12,532,418
  1,298,600  General Electric Co.                  52,047,888
    149,000  Loews Corp.                            8,251,620
    433,400  Tyco Int'l. Ltd.                      25,527,260
                                               --------------
                                                   98,359,186
-------------------------------------------------------------
DRUGS AND HOSPITALS -- 12.5%
    398,000  American Home Products Corp.          24,421,280
    123,800  Biovail Corp.*                         6,963,750
    405,700  Bristol-Myers Squibb Corp.            20,690,700
    196,100  Elan Corp. PLC*                        8,836,266
    221,700  Eli Lilly & Co.                       17,412,318
    124,000  Forest Laboratories, Inc.*            10,161,800
    490,800  HCA, Inc.                             18,915,432
    518,900  Health Management Associates,
               Inc.*                                9,547,760
    353,325  IVAX Corp.*                            7,115,965
    125,500  Laboratory Corp. of America
               Hldgs.*                             10,146,675
    527,200  Merck & Co., Inc.                     30,999,360
    174,300  Mylan Laboratories, Inc.               6,536,250
  1,467,700  Pfizer, Inc.                          58,487,845
    240,700  Shire Pharmaceuticals Group PLC*       8,809,620
    190,600  Teva Pharmaceutical Inds. Ltd.
               ADR                                 11,746,678
    189,200  Universal Health Svcs., Inc.*          8,093,976
                                               --------------
                                                  258,885,675
-------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.8%
    683,400  Flextronics Int'l. Ltd.*              16,394,766
-------------------------------------------------------------

Shares                                                  Value
-------------------------------------------------------------
ELECTRONICS-SEMICONDUCTORS -- 2.5%
    172,900  Analog Devices, Inc.*             $    7,675,031
    512,000  AVX Corp.                             12,078,080
    999,500  Intel Corp.                           31,434,275
                                               --------------
                                                   51,187,386
-------------------------------------------------------------
ENERGY-MISCELLANEOUS -- 2.7%
    849,000  El Paso Corp.                         37,873,890
     73,700  Ultramar Diamond Shamrock Corp.        3,646,676
    386,800  Valero Energy Corp.                   14,744,816
                                               --------------
                                                   56,265,382
-------------------------------------------------------------
ENTERTAINMENT AND LEISURE -- 3.7%
  1,682,500  AOL Time Warner, Inc.*                54,008,250
    495,600  Viacom, Inc.*                         21,880,740
                                               --------------
                                                   75,888,990
-------------------------------------------------------------
FINANCIAL-BANKS -- 6.5%
    359,900  Bank of America Corp.                 22,655,705
    249,300  Bank of New York, Inc.                10,171,440
    421,066  Citigroup, Inc.                       21,255,412
    121,600  Fifth Third Bancorp                    7,457,728
    194,400  FleetBoston Financial Corp.            7,095,600
    298,800  M & T Bank Corp.                      21,767,580
    226,400  National City Corp.                    6,619,936
    192,700  North Fork Bancorp., Inc.              6,164,473
     91,600  Northern Trust Corp.                   5,516,152
    162,500  TCF Financial Corp.                    7,796,750
    397,100  Wells Fargo & Co.                     17,253,995
                                               --------------
                                                  133,754,771
-------------------------------------------------------------
FINANCIAL-OTHER -- 2.8%
    218,400  Concord EFS, Inc.*                     7,159,152
    310,600  Federal Home Loan Mortgage Corp.      20,313,240
    249,100  Federal National Mortgage Assn.       19,803,450
    213,866  Legg Mason, Inc.                      10,689,023
                                               --------------
                                                   57,964,865
-------------------------------------------------------------
FINANCIAL-THRIFT -- 1.8%
    300,000  Dime Bancorp, Inc.                    10,824,000
    436,000  Golden West Financial Corp.           25,658,600
                                               --------------
                                                   36,482,600
-------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 5.3%
    566,600  Coca-Cola Co.                         26,715,190
    303,200  Kraft Foods, Inc.                     10,317,896
    487,000  PepsiCo., Inc.                        23,712,030
    869,400  Philip Morris Cos., Inc.              39,861,990
    424,800  The Pepsi Bottling Group, Inc.         9,982,800
                                               --------------
                                                  110,589,906
-------------------------------------------------------------
HOSPITAL SUPPLIES -- 4.5%
    117,400  Baxter Int'l., Inc.                    6,296,162
  1,276,440  Johnson & Johnson                     75,437,604
    207,400  Medtronic, Inc.*                      10,620,954
                                               --------------
                                                   92,354,720
-------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.8%
    212,000  Colgate-Palmolive Co.                 12,243,000
    327,100  Procter & Gamble Co.                  25,883,423
                                               --------------
                                                   38,126,423
-------------------------------------------------------------
INSURANCE -- 3.9%
    658,700  American Int'l. Group, Inc.           52,300,780
    172,500  Marsh & McLennan Cos., Inc.           18,535,125
     97,900  St. Paul Cos., Inc.                    4,304,663
    184,800  UnumProvident Corp.                    4,899,048
                                               --------------
                                                   80,039,616
-------------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 0.4%
    182,000  Federated Department Stores,
               Inc.*                                7,443,800
-------------------------------------------------------------

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

* Non-income producing security.              See notes to financial statements.

-------------------------------------------------------------
Shares                                                  Value
-------------------------------------------------------------
MERCHANDISING-DRUGS -- 1.8%
    173,200  AmerisourceBergen Corp.           $   11,006,860
    148,750  Cardinal Health, Inc.                  9,618,175
    518,900  Walgreen Co.                          17,466,174
                                               --------------
                                                   38,091,209
-------------------------------------------------------------
MERCHANDISING-FOOD -- 0.2%
    198,800  Sysco Corp.                            5,212,536
-------------------------------------------------------------
MERCHANDISING-MASS -- 3.6%
  1,281,500  Wal-Mart Stores, Inc.                 73,750,325
-------------------------------------------------------------
MERCHANDISING-SPECIAL -- 1.1%
    442,800  Home Depot, Inc.                      22,587,228
-------------------------------------------------------------
METALS-ALUMINUM -- 0.5%
    307,300  Alcoa, Inc.                           10,924,515
-------------------------------------------------------------
MISCELLANEOUS-CAPITAL GOODS -- 0.9%
     89,600  Minnesota Mng. & Mfg. Co.             10,591,616
    172,200  W.W. Grainger, Inc.                    8,265,600
                                               --------------
                                                   18,857,216
-------------------------------------------------------------
OIL AND GAS PRODUCING -- 1.6%
    180,730  Apache Corp.                           9,014,812
    465,800  Occidental Petroleum Corp.            12,357,674
    317,200  Unocal Corp.                          11,441,404
                                               --------------
                                                   32,813,890
-------------------------------------------------------------
OIL AND GAS SERVICES -- 3.2%
    338,800  B.J. Svcs. Co.*                       10,994,060
    527,704  GlobalSantaFe Corp.                   15,050,118
    385,600  Nabors Industries, Inc.*              13,237,648
    189,200  Schlumberger Ltd.*                    10,396,540
    456,800  Weatherford Int'l., Inc.*             17,020,368
                                               --------------
                                                   66,698,734
-------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 2.4%
    275,100  ChevronTexaco Corp.                   24,651,711
    495,800  Royal Dutch Petroleum Co.*            24,304,116
                                               --------------
                                                   48,955,827
-------------------------------------------------------------
SEMICONDUCTORS-COMMUNICATIONS -- 0.8%
    592,100  Texas Instruments, Inc.               16,578,800
-------------------------------------------------------------
SEMICONDUCTORS-EQUIPMENT -- 0.9%
    275,200  Applied Materials, Inc.*              11,035,520
    145,300  KLA-Tencor Corp.*                      7,201,068
                                               --------------
                                                   18,236,588
-------------------------------------------------------------
TELECOMMUNICATIONS -- 3.6%
    789,600  SBC Comm., Inc.                       30,928,632
    940,900  Verizon Comm                          44,655,114
                                               --------------
                                                   75,583,746
-------------------------------------------------------------

-------------------------------------------------------------
Shares                                                  Value


-------------------------------------------------------------
TELECOMMUNICATIONS-EQUIPMENT -- 1.3%
    711,300  Cisco Systems, Inc.*              $   12,881,643
  2,105,300  Lucent Technologies, Inc.*            13,242,337
                                               --------------
                                                   26,123,980
-------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 3.4%
    318,100  Dominion Resources, Inc.              19,117,810
    280,100  Duke Energy Co.                       10,996,726
    233,600  Exelon Corp.                          11,184,768
    164,100  Pinnacle West Capital Corp.            6,867,585
    201,500  PPL Corp.                              7,022,275
    322,400  TXU Corp.                             15,201,160
                                               --------------
                                                   70,390,324
-------------------------------------------------------------
             TOTAL COMMON STOCKS (COST
               $1,984,219,855)                  1,988,161,238
-------------------------------------------------------------
 REPURCHASE AGREEMENT -- 4.4%
-------------------------------------------------------------
  Principal
     Amount                                             Value
-------------------------------------------------------------
$91,370,000  State Street Bank and Trust Co.
             repurchase agreement,
             dated 12/31/2001, maturity
             value $91,378,934 at
             1.76%, due 1/2/2002 (1)
             (COST $91,370,000)                $   91,370,000
-------------------------------------------------------------
TOTAL INVESTMENTS -- 100.5%
  (COST $2,075,589,855)
                                                2,079,531,238
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
  OTHER ASSETS -- (0.5)%                          (10,129,205)
-------------------------------------------------------------
NET ASSETS -- $100                             $2,069,402,033
-------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

GLOSSARY:
    ADR -- American Depositary Receipt.

See notes to financial statements.              * Non-income producing security.

 The Guardian Park Avenue Small Cap Fund
 COMMON STOCKS -- 94.4%

Shares                                                 Value
------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.3%
       15,300  Alliant Techsystems, Inc.*       $  1,181,160
       19,700  EDO Corp.                             521,065
       13,600  Engineered Support Systems,
                 Inc.                                465,256
       18,900  Mercury Computer Systems, Inc.*       739,179
       37,300  Precision Castparts Corp.           1,053,725
                                                ------------
                                                   3,960,385
------------------------------------------------------------
AIR TRANSPORTATION -- 0.7%
       48,300  Skywest, Inc.                       1,229,235
------------------------------------------------------------
AUTOMOTIVE PARTS -- 0.5%
       42,600  American Axle & Mfg. Hldgs.,
                 Inc.*                               910,788
------------------------------------------------------------
BIOTECHNOLOGY -- 1.3%
       23,700  Charles River Laboratories
                 Int'l.*                             793,476
       25,800  Digene Corp.*                         761,100
       13,300  Enzon, Inc.*                          748,524
                                                ------------
                                                   2,303,100
------------------------------------------------------------
BROADCASTING AND PUBLISHING -- 0.9%
       38,800  Cox Radio, Inc.*                      988,624
       11,900  Entercom Comm. Corp.*                 595,000
                                                ------------
                                                   1,583,624
------------------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 2.7%
       14,200  Beazer Homes USA, Inc.*             1,039,014
       26,200  Crossmann Communities, Inc.           864,600
       27,988  D.R. Horton, Inc.                     908,490
       29,600  Hughes Supply, Inc.*                  913,752
       22,400  Lennar Corp.                        1,048,768
                                                ------------
                                                   4,774,624
------------------------------------------------------------
BUSINESS SERVICES -- 2.6%
       49,300  FactSet Research Systems, Inc.*     1,723,035
       37,700  FTI Consulting, Inc.*               1,236,560
       39,500  MAXIMUS, Inc.*                      1,661,370
                                                ------------
                                                   4,620,965
------------------------------------------------------------
CAPITAL GOODS-MISCELLANEOUS TECHNOLOGY -- 0.8%
       34,600  Perot Systems Corp.*                  706,532
       44,400  S1 Corp.*                             718,392
                                                ------------
                                                   1,424,924
------------------------------------------------------------
CHEMICALS-MAJOR -- 0.3%
       15,300  Cabot Corp.                           546,210
------------------------------------------------------------
CHEMICALS-MISCELLANEOUS -- 0.5%
       13,600  OM Group, Inc.*                       900,184
------------------------------------------------------------
COAL -- 1.0%
       31,700  CONSOL Energy, Inc.                   787,428
       32,100  Peabody Energy Corp.                  904,899
                                                ------------
                                                   1,692,327
------------------------------------------------------------
COMPUTER SERVICES -- 2.5%
       34,300  Fair, Issac & Co., Inc.             2,161,586
       29,200  Henry Jack & Associates, Inc.         637,728
       89,300  Keane, Inc.*                        1,610,079
                                                ------------
                                                   4,409,393
------------------------------------------------------------
COMPUTER SOFTWARE -- 8.2%
       37,300  ANSYS, Inc.*                          919,445
       86,500  Borland Software Corp.*             1,354,590
       30,000  CACI Int'l., Inc.*                  1,184,550
       42,000  Daktronics, Inc.*                     354,900
       35,550  EPIQ Systems, Inc.*                   687,892
       35,000  HNC Software, Inc.*                   721,000
       63,000  JDA Software Group, Inc.*           1,408,050
       29,300  Manhattan Associates, Inc.*           854,095
       51,500  Mentor Graphics Corp.*              1,213,855
       59,900  MSC.Software Corp.*                   934,440
       36,200  National Processing, Inc.*          1,176,500
       15,200  PEC Solutions, Inc.*                  571,672
       40,300  Planar Systems, Inc.*                 850,330
       18,300  Synopsys, Inc.*                     1,080,981

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
       38,500  Synplicity, Inc.*                $    519,365
       20,350  TALX Corp.                            508,343
                                                ------------
                                                  14,340,008
------------------------------------------------------------
COMPUTER SYSTEMS -- 1.9%
       23,500  FLIR Systems, Inc.*                   891,120
       17,900  Itron, Inc.*                          542,370
       74,100  MTS Systems Corp.                     749,151
       17,800  NVIDIA Corp.*                       1,190,820
                                                ------------
                                                   3,373,461
------------------------------------------------------------
COSMETICS AND TOILETRIES -- 0.6%
       34,700  Int'l. Flavors & Fragrances,
                 Inc.                              1,030,937
------------------------------------------------------------
DRUGS AND HOSPITALS -- 10.2%
       21,900  Accredo Health, Inc.*                 869,430
       14,700  Barr Laboratories, Inc.*            1,166,592
       18,000  Biovail Corp.*                      1,012,500
       18,200  CIMA Labs, Inc.*                      657,930
       27,400  Community Health Systems, Inc.*       698,700
       28,400  Diagnostic Products Corp.           1,248,180
       21,200  DIANON Systems, Inc.*               1,288,960
       30,800  First Health Group Corp.*             761,992
       38,900  Gentiva Health Services, Inc.*        853,855
       31,800  Impax Laboratories, Inc.*             427,392
       32,187  IVAX Corp.*                           648,246
       11,000  Laboratory Corp. of America
                 Hldgs.*                             889,350
       60,800  Perrigo Co.*                          718,656
       59,200  Province Healthcare Co.*            1,826,912
       85,900  Quovadx, Inc.*                        785,985
       23,200  RehabCare Group, Inc.*                686,720
       21,700  Rightchoice Managed Care, Inc.*     1,518,783
       14,700  Teva Pharmaceutical Inds. Ltd.
                 ADR                                 905,961
       23,100  Universal Health Svcs., Inc.*         988,218
                                                ------------
                                                  17,954,362
------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.8%
       40,800  Aviall, Inc.*                         308,040
       86,500  Pemstar, Inc.*                      1,038,000
                                                ------------
                                                   1,346,040
------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 1.9%
       39,400  FEI Co.*                            1,241,494
       28,700  Intermagnetics General Corp.*         743,330
       52,000  Tektronix, Inc.*                    1,340,560
                                                ------------
                                                   3,325,384
------------------------------------------------------------
ELECTRONICS-SEMICONDUCTORS -- 2.2%
       50,500  Cypress Semiconductor Corp.*        1,006,465
       28,300  Microsemi Corp.*                      840,510
       77,500  Monolithic System Technology,
                 Inc.*                             1,596,500
       31,200  Pericom Semiconductor Corp.*          452,400
                                                ------------
                                                   3,895,875
------------------------------------------------------------
ENERGY-MISCELLANEOUS -- 1.1%
       23,000  AstroPower, Inc.*                     929,890
       25,000  Valero Energy Corp.                   953,000
                                                ------------
                                                   1,882,890
------------------------------------------------------------
ENTERTAINMENT AND LEISURE -- 3.3%
       26,700  Activision, Inc.*                     694,467
       35,300  Argosy Gaming Co.*                  1,147,956
       20,900  Churchill Downs, Inc.                 772,673
       80,800  MTR Gaming Group, Inc.*             1,292,800
       21,500  Penn National Gaming, Inc.*           652,310
       24,300  THQ, Inc.*                          1,177,821
                                                ------------
                                                   5,738,027
------------------------------------------------------------
FINANCE COMPANIES -- 1.8%
       11,600  Federal Agricultural Mortgage
                 Corp.*                              469,800
       56,500  Financial Federal Corp.*            1,765,625
       36,900  Metris Cos., Inc.                     948,699
                                                ------------
                                                   3,184,124
------------------------------------------------------------

THE GUARDIAN PARK AVENUE SMALL CAP FUND
Schedule of Investments (Continued)




------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
FINANCIAL-BANKS -- 7.8%
       48,000  Associated Banc-Corp.*           $  1,693,920
       27,800  Boston Private Financial
                 Hldgs., Inc.                        613,546
       22,900  City National Corp.                 1,072,865
       33,080  Commerce Bancorp, Inc.              1,301,367
       11,600  Community Bank System, Inc.           303,920
       37,400  Compass Bancshares, Inc.            1,058,420
        7,200  Corus Bankshares, Inc.                326,880
       45,800  East West Bancorp, Inc.             1,179,350
       39,100  Fulton Financial Corp.                853,553
       47,100  Southwest BanCorp. of Texas,
                 Inc.*                             1,425,717
       47,500  UCBH Hldgs., Inc.                   1,350,900
       21,900  Valley National Bancorp               721,605
       65,400  W Hldg. Co., Inc.                   1,059,480
       25,500  Wintrust Financial Corp.              779,535
                                                ------------
                                                  13,741,058
------------------------------------------------------------
FINANCIAL-OTHER -- 2.1%
       20,250  Investment Technology Group,
                 Inc.*                               791,168
       30,600  LaBranche & Co., Inc.*              1,054,476
       25,800  Legg Mason, Inc.                    1,289,484
       17,100  Raymond James Financial, Inc.         607,392
                                                ------------
                                                   3,742,520
------------------------------------------------------------
FINANCIALTHRIFT -- 1.7%
       50,000  GreenPoint Financial Corp.          1,787,500
      102,900  Sovereign Bancorp, Inc.             1,259,496
                                                ------------
                                                   3,046,996
------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 2.2%
       23,000  Constellation Brands, Inc.*           985,550
       11,800  Dean Foods Co.*                       804,760
       32,400  Flowers Foods, Inc.*                1,293,408
       18,500  The Robert Mondavi Corp.*             703,000
                                                ------------
                                                   3,786,718
------------------------------------------------------------
FOOTWEAR -- 0.7%
       26,300  Genesco, Inc.*                        545,988
       16,800  The Timberland Co.*                   622,944
                                                ------------
                                                   1,168,932
------------------------------------------------------------
HOSPITAL SUPPLIES -- 0.8%
       19,600  Impath, Inc.*                         872,396
        8,300  Varian Medical Systems, Inc.*         591,458
                                                ------------
                                                   1,463,854
------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.4%
       42,900  Dial Corp.                            735,735
------------------------------------------------------------
INSURANCE -- 4.9%
       36,800  Authur J. Gallagher & Co.           1,269,232
       33,700  Brown & Brown, Inc.*                  920,010
       25,200  Everest Re Group, Ltd.              1,781,640
       33,000  Harleysville Group, Inc.              788,370
       21,800  LandAmerica Financial Group,
                 Inc.                                625,660
       33,500  PartnerRe Ltd.                      1,809,000
       37,000  Philadelphia Consolidated Hldg.
                 Corp.*                            1,395,270
                                                ------------
                                                   8,589,182
------------------------------------------------------------
LODGING -- 0.5%
       40,400  Choice Hotels Int'l., Inc.*           894,860
------------------------------------------------------------
MACHINERY-INDUSTRIAL SPECIALTY -- 1.2%
       16,200  Jacobs Engineering Group, Inc.*     1,069,200
       42,600  Shaw Group, Inc.*                   1,001,100
                                                ------------
                                                   2,070,300
------------------------------------------------------------
MERCHANDISING-DRUGS -- 0.7%
       34,900  Henry Schein, Inc.*                 1,292,347
------------------------------------------------------------
MERCHANDISING-FOOD -- 0.8%
       39,400  Performance Food Group Co.*         1,385,698
------------------------------------------------------------

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
MERCHANDISING-SPECIAL -- 4.0%
       22,300  Action Performance Cos., Inc.*   $    682,603
       31,000  Charlotte Russe Hldg., Inc.*          576,910
       23,600  Chico's FAS, Inc.*                    936,920
       16,650  Christopher & Banks Corp.*            570,263
       37,700  Coach, Inc.*                        1,469,546
       53,500  Cost Plus, Inc*                     1,417,750
       53,100  Insight Enterprises, Inc.*          1,306,260
                                                ------------
                                                   6,960,252
------------------------------------------------------------
MISCELLANEOUS-CAPITAL GOODS -- 1.4%
       14,500  American Standard Cos., Inc.*         989,335
       20,000  EMCOR Group, Inc.*                    908,000
       37,800  Global Power Equipment Group,
                 Inc.*                               568,890
                                                ------------
                                                   2,466,225
------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH CYCLICAL -- 1.7%
       61,800  Dal-Tile Int'l., Inc.*              1,436,850
       31,100  Group 1 Automotive, Inc.*             886,661
       56,300  IKON Office Solutions, Inc.           658,147
                                                ------------
                                                   2,981,658
------------------------------------------------------------
NATURAL GAS-DIVERSIFIED -- 0.8%
       28,000  Questar Corp.                         701,400
       23,600  Western Gas Resources, Inc.           762,752
                                                ------------
                                                   1,464,152
------------------------------------------------------------
OIL AND GAS PRODUCING -- 3.3%
       46,400  Evergreen Resources, Inc.*          1,791,504
       20,000  Noble Affiliates, Inc.                705,800
      101,200  Patterson-UTI Energy, Inc.*         2,358,972
       58,500  XTO Energy, Inc.                    1,023,750
                                                ------------
                                                   5,880,026
------------------------------------------------------------
OIL AND GAS SERVICES -- 0.9%
       22,700  B.J. Svcs. Co.*                       736,615
       45,400  Offshore Logistics, Inc.*             806,304
                                                ------------
                                                   1,542,919
------------------------------------------------------------
OIL-INTEGRATED-DOMESTIC -- 0.2%
        5,726  Kerr-McGee Corp.                      313,785
------------------------------------------------------------
RESTAURANTS -- 2.6%
       25,900  Bob Evans Farms, Inc.*                636,363
       49,500  Landry's Restaurants, Inc.            923,175
       63,300  Lone Star Steakhouse & Saloon         938,739
       63,300  Ruby Tuesday, Inc.                  1,305,879
       33,400  Ryan's Family Steak Houses,
                 Inc.*                               723,110
                                                ------------
                                                   4,527,266
------------------------------------------------------------
SEMICONDUCTORS-EQUIPMENT -- 1.1%
       63,500  Axcelis Technologies, Inc.*           818,515
       26,600  Brooks Automation, Inc.*            1,081,822
                                                ------------
                                                   1,900,337
------------------------------------------------------------
TELECOMMUNICATIONS-EQUIPMENT -- 0.9%
       36,800  Catapult Comm. Corp.*                 959,008
       51,900  General Cable Corp.                   679,890
                                                ------------
                                                   1,638,898
------------------------------------------------------------
TELECOMMUNICATIONS-SPECIALTY -- 0.2%
       18,900  Advanced Fibre Comm., Inc.*           333,963
------------------------------------------------------------
TEXTILE-APPAREL AND PRODUCTION -- 1.4%
       60,000  Phillips-Van Heusen Corp.             654,000
       33,400  Polo Ralph Lauren Corp.*              893,784
       38,100  The Buckle, Inc.*                     849,630
                                                ------------
                                                   2,397,414
------------------------------------------------------------
TRANSPORTATION-MISCELLANEOUS -- 0.5%
       41,900  UTi Worldwide, Inc.                   819,983
------------------------------------------------------------


* Non-income producing security.              See notes to financial statements.

THE GUARDIAN PARK AVENUE SMALL CAP FUND
Schedule of Investments (Continued)



------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
TRUCKERS -- 0.7%
       24,200  Arkansas Best Corp.*             $    697,444
       16,100  USFreightways Corp.                   505,540
                                                ------------
                                                   1,202,984
------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 1.8%
       16,200  Black Hills Corp.                     548,208
       34,600  Cleco Corp.                           760,162
       29,400  NRG Energy, Inc.*                     455,700
       30,500  TECO Energy, Inc.                     800,320
       22,100  UtiliCorp United, Inc.                556,257
                                                ------------
                                                   3,120,647
------------------------------------------------------------
UTILITIES-GAS AND PIPELINE -- 1.0%
       29,700  Atmos Energy Corp.                    631,125
       32,100  Equitable Resources, Inc.           1,093,647
                                                ------------
                                                   1,724,772
------------------------------------------------------------
               TOTAL COMMON STOCKS
                 (COST $145,060,565)
                                                 165,620,348
------------------------------------------------------------
 REPURCHASE AGREEMENT -- 5.8%
------------------------------------------------------------
    Principal
       Amount                                          Value
------------------------------------------------------------
$  10,101,000  State Street Bank and Trust Co.
               repurchase agreement, dated
               12/31/2001, maturity value
               $10,101,988 at
               1.76%, due 1/2/2002 (1)
               (COST $10,101,000)               $ 10,101,000
------------------------------------------------------------
TOTAL INVESTMENTS -- 100.2%

  (COST $155,161,565)                            175,721,348

LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND OTHER
  ASSETS -- (0.2)%                                  (360,384)
------------------------------------------------------------
NET ASSETS -- 100%                              $175,360,964
------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

GLOSSARY OF TERMS:
  ADR -- American Depositary Receipt.


See notes to financial statements.              * Non-income producing security.

 The Guardian Asset Allocation Fund
 COMMON STOCKS -- 16.7%

Shares                                                 Value
------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.2%
        4,433  Boeing Co.                       $    171,912
        1,668  General Dynamics Corp.                132,839
        2,630  United Technologies Corp.             169,977
                                                ------------
                                                     474,728
------------------------------------------------------------
AIR TRANSPORTATION -- 0.0%
        5,803  Southwest Airlines Co.                107,239
------------------------------------------------------------
AUTOMOTIVE -- 0.1%
       10,571  Ford Motor Co.                        166,176
        3,595  General Motors Corp.                  174,717
                                                ------------
                                                     340,893
------------------------------------------------------------
AUTOMOTIVE PARTS -- 0.1%
        4,414  Genuine Parts Co.                     161,994
------------------------------------------------------------
BIOTECHNOLOGY -- 0.3%
        5,007  Amgen, Inc.*                          282,595
        1,726  MedImmune, Inc.*                       80,000
        6,365  Pharmacia Corp.                       271,467
                                                ------------
                                                     634,062
------------------------------------------------------------
BROADCASTING AND PUBLISHING -- 0.1%
        3,166  Clear Channel Comm., Inc.*            161,181
        5,199  Comcast Corp.*                        187,164
                                                ------------
                                                     348,345
------------------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 0.0%
        4,951  Masco Corp.                           121,300
------------------------------------------------------------
CHEMICALS-MAJOR -- 0.2%
        5,733  Dow Chemical Co.                      193,661
        5,465  E.I. Du Pont de Nemours & Co.         232,317
                                                ------------
                                                     425,978
------------------------------------------------------------
CHEMICALS-MISCELLANEOUS -- 0.0%
        2,678  Air Products & Chemicals, Inc.        125,625
------------------------------------------------------------
COMPUTER SERVICES -- 0.3%
        3,405  Automatic Data Processing, Inc.       200,554
        2,525  Electronic Data Systems Corp.         173,089
        2,206  First Data Corp.                      173,061
        2,602  Paychex, Inc.                          90,680
                                                ------------
                                                     637,384
------------------------------------------------------------
COMPUTER SOFTWARE -- 1.0%
        1,802  Adobe Systems, Inc.                    55,952
        3,590  Computer Associates Int'l.,
                 Inc.                                123,819
       24,588  Microsoft Corp.*                    1,628,955
       26,653  Oracle Corp.*                         368,078
        1,608  Sabre Hldgs. Corp.*                    68,099
        2,830  Siebel Systems, Inc.*                  79,183
                                                ------------
                                                   2,324,086
------------------------------------------------------------
COMPUTER SYSTEMS -- 0.7%
        9,936  Compaq Computer Corp.                  96,975
       10,996  EMC Corp.*                            147,786
        9,853  Hewlett Packard Co.                   202,381
        7,973  Int'l. Business Machines              964,414
        2,928  Pitney Bowes, Inc.                    110,125
                                                ------------
                                                   1,521,681
------------------------------------------------------------
CONGLOMERATES -- 1.0%
       39,591  General Electric Co.                1,586,807
        2,344  Loews Corp.                           129,811
        8,945  Tyco Int'l. Ltd.                      526,860
                                                ------------
                                                   2,243,478
------------------------------------------------------------
COSMETICS AND TOILETRIES -- 0.1%
        5,671  Gillette Co.                          189,411
------------------------------------------------------------

Shares                                                 Value
------------------------------------------------------------
DRUGS AND HOSPITALS -- 1.5%
        5,885  Abbott Laboratories              $    328,089
        5,468  American Home Products Corp.          335,516
        8,263  Bristol-Myers Squibb Corp.            421,413
        4,246  Eli Lilly & Co.                       333,481
        1,305  Forest Laboratories, Inc.*            106,945
        3,447  HCA, Inc.                             132,847
        1,779  King Pharmaceuticals, Inc.*            74,949
        8,435  Merck & Co., Inc.                     495,978
       24,642  Pfizer, Inc.                          981,984
        2,057  UnitedHealth Group *                  145,574
                                                ------------
                                                   3,356,776
------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.2%
        2,929  Emerson Electric Co.                  167,246
        4,489  Honeywell Int'l., Inc.                151,818
        4,723  Solectron Corp.*                       53,275
                                                ------------
                                                     372,339
------------------------------------------------------------
ELECTRONICS-SEMICONDUCTORS -- 0.1%
        2,923  Altera Corp.*                          62,026
        3,302  Micron Technology, Inc.*              102,362
                                                ------------
                                                     164,388
------------------------------------------------------------
ENERGY-MISCELLANEOUS -- 0.1%
        2,430  Dynegy, Inc.                           61,965
        3,136  El Paso Corp.                         139,897
        3,916  Williams Cos., Inc.                    99,936
                                                ------------
                                                     301,798
------------------------------------------------------------
ENTERTAINMENT AND LEISURE -- 0.6%
       19,930  AOL Time Warner, Inc.*                639,753
        4,004  Carnival Corp.                        112,432
        2,241  Harley-Davidson, Inc.                 121,709
        8,268  Viacom, Inc.*                         365,032
       10,305  Walt Disney Co.                       213,520
                                                ------------
                                                   1,452,446
------------------------------------------------------------
FINANCE COMPANIES -- 0.1%
        2,699  Household Int'l., Inc.                156,380
------------------------------------------------------------
FINANCIAL-BANKS -- 1.5%
        7,268  Bank of America Corp.                 457,520
        4,324  Bank of New York, Inc.                176,419
       20,269  Citigroup, Inc.                     1,023,179
        3,330  Fifth Third Bancorp                   204,229
        6,182  FleetBoston Financial Corp.           225,643
        9,331  J.P. Morgan Chase & Co.               339,182
        7,743  KeyCorp                               188,465
        2,616  State Street Corp.                    136,686
        2,931  SunTrust Banks, Inc.                  183,774
       10,491  U.S. Bancorp                          219,577
        6,197  Wachovia Corp.                        194,338
                                                ------------
                                                   3,349,012
------------------------------------------------------------
FINANCIAL-OTHER -- 0.7%
        6,539  American Express Co.                  233,377
        1,586  Capital One Financial Corp.            85,565
        8,048  Charles Schwab Corp.                  124,502
        3,414  Concord EFS, Inc.*                    111,911
        1,993  Federal Home Loan Mortgage
                 Corp.                               130,342
        2,196  Federal National Mortgage Assn        174,582
        1,791  Lehman Brothers Hldgs., Inc.          119,639
        4,857  MBNA Corp.                            170,966
        4,364  Merrill Lynch & Co., Inc.             227,452
        5,421  Morgan Stanley Dean Witter &
                 Co.                                 303,251
                                                ------------
                                                   1,681,587
------------------------------------------------------------
FINANCIAL-THRIFT -- 0.1%
        5,341  Washington Mutual, Inc.               174,651
------------------------------------------------------------


* Non-income producing security.              See notes to financial statements.
28

THE GUARDIAN ASSET ALLOCATION FUND
Schedule of Investments (Continued)


------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 0.6%
        4,261  Anheuser-Busch Cos., Inc.        $    192,640
        7,078  Coca-Cola Co.                         333,728
        1,866  General Mills, Inc.                    97,051
        2,424  H.J. Heinz Co.                         99,675
        4,469  PepsiCo., Inc.                        217,595
        6,424  Philip Morris Cos., Inc.              294,540
        6,725  Sara Lee Corp.                        149,497
        1,379  Unilever NV                            79,444
                                                ------------
                                                   1,464,170
------------------------------------------------------------
FOOTWEAR -- 0.0%
        2,238  NIKE, Inc.                            125,865
------------------------------------------------------------
GOLD MINING -- 0.0%
        6,329  Barrick Gold Corp.                    100,948
------------------------------------------------------------
HOSPITAL SUPPLIES -- 0.6%
        3,644  Baxter Int'l., Inc.                   195,428
        2,824  Guidant Corp.*                        140,635
       10,914  Johnson & Johnson                     645,017
        5,967  Medtronic, Inc.                       305,570
        1,696  Stryker Corp.                          98,996
                                                ------------
                                                   1,385,646
------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.2%
        2,876  Colgate-Palmolive Co.                 166,089
        4,384  Procter & Gamble Co.                  346,906
                                                ------------
                                                     512,995
------------------------------------------------------------
INSURANCE -- 0.7%
        3,699  AFLAC, Inc.                            90,848
        2,008  Allstate Corp.                         67,670
       10,328  American Int'l. Group, Inc.           820,043
        1,281  Chubb Corp.                            88,389
        1,821  Hartford Financial Svcs. Group,
                 Inc.                                114,413
        2,684  John Hancock Financial Svcs.          110,849
        1,591  Marsh & McLennan Cos., Inc.           170,953
        2,884  MetLife, Inc.                          91,365
                                                ------------
                                                   1,554,530
------------------------------------------------------------
LODGING -- 0.1%
        5,396  Cendant Corp.*                        105,816
        3,030  Marriott Int'l., Inc.                 123,169
                                                ------------
                                                     228,985
------------------------------------------------------------
MACHINERY AND CONSTRUCTION MAINTENANCE -- 0.1%
        2,604  Caterpillar, Inc.                     136,059
------------------------------------------------------------
MACHINERY-INDUSTRIAL SPECIALTY -- 0.1%
        3,292  Cooper Industries, Inc.               114,956
        2,258  Illinois Tool Works, Inc.             152,912
                                                ------------
                                                     267,868
------------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 0.2%
        2,414  Kohl's Corp.*                         170,042
        5,267  Target Corp.                          216,211
                                                ------------
                                                     386,253
------------------------------------------------------------
MERCHANDISING-DRUGS -- 0.1%
        2,530  Cardinal Health, Inc.                 163,590
        2,719  McKesson Corp.                        101,690
                                                ------------
                                                     265,280
------------------------------------------------------------
MERCHANDISING-FOOD -- 0.2%
        3,921  Albertson's, Inc.                     123,472
        5,361  Kroger Co.*                           111,884
        3,148  Safeway, Inc.*                        131,429
        5,043  Sysco Corp.                           132,228
                                                ------------
                                                     499,013
------------------------------------------------------------
MERCHANDISING-MASS -- 0.5%
       18,924  Wal-Mart Stores, Inc.               1,089,076
------------------------------------------------------------

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
MERCHANDISING-SPECIAL -- 0.3%
        2,702  Bed, Bath & Beyond, Inc.*        $     91,598
        1,287  Best Buy Co., Inc.*                    95,856
        3,174  Costco Wholesale Corp.*               140,862
        2,620  CVS Corp.                              77,552
        4,342  Lowe's Cos., Inc.                     201,512
        5,047  The Gap, Inc.                          70,355
                                                ------------
                                                     677,735
------------------------------------------------------------
METALS-ALUMINUM -- 0.1%
        4,492  Alcoa, Inc.                           159,691
------------------------------------------------------------
MISCELLANEOUS-CAPITAL GOODS -- 0.1%
        2,077  Minnesota Mng. & Mfg. Co.             245,522
          884  Zimmer Hldgs., Inc.*                   26,998
                                                ------------
                                                     272,520
------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH CYCLICAL -- 0.0%
        3,255  Yahoo, Inc.*                           57,744
------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES -- 0.1%
        1,418  Omnicom Group, Inc.                   126,698
------------------------------------------------------------
OIL AND GAS PRODUCING -- 0.2%
        2,349  Anadarko Petroleum Corp.              133,541
        2,874  Burlington Resources, Inc.            107,890
        6,245  Occidental Petroleum Corp.            165,680
        4,115  Unocal Corp.                          148,428
                                                ------------
                                                     555,539
------------------------------------------------------------
OIL AND GAS SERVICES -- 0.1%
        4,006  Halliburton Co.                        52,479
        3,577  Schlumberger Ltd.                     196,556
                                                ------------
                                                     249,035
------------------------------------------------------------
OIL-INTEGRATED-DOMESTIC -- 0.1%
        2,858  Phillips Petroleum Co.                172,223
------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 0.8%
        4,214  ChevronTexaco Corp.                   377,617
        5,951  Conoco, Inc.                          168,413
       23,431  Exxon Mobil Corp.                     920,838
        6,875  Royal Dutch Petroleum Co.             337,013
                                                ------------
                                                   1,803,881
------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.2%
        3,928  Int'l. Paper Co.                      158,495
        2,979  Kimberly-Clark Corp.                  178,144
        2,844  Weyerhaeuser Co.                      153,804
                                                ------------
                                                     490,443
------------------------------------------------------------
PUBLISHING AND PRINTING -- 0.2%
        2,608  Gannett Co., Inc.                     175,336
        3,060  New York Times Co.                    132,345
        3,164  Tribune Co.                           118,428
                                                ------------
                                                     426,109
------------------------------------------------------------
RAILROADS -- 0.1%
        2,884  Union Pacific Corp.                   164,388
------------------------------------------------------------
RESTAURANTS -- 0.1%
        7,248  McDonald's Corp.                      191,855
------------------------------------------------------------
SEMICONDUCTORS-COMMUNICATIONS -- 0.2%
        1,688  Broadcom Corp.*                        68,989
        2,153  Linear Technology Corp.                84,053
        2,177  Maxim Integrated Products,
                 Inc.*                               114,314
        2,346  Xilinx, Inc.*                          91,611
                                                ------------
                                                     358,967
------------------------------------------------------------
SEMICONDUCTORS-EQUIPMENT -- 0.1%
        2,990  Agilent Technologies, Inc.*            85,245
        1,448  KLA-Tencor Corp.*                      71,763
                                                ------------
                                                     157,008
------------------------------------------------------------


See notes to financial statements.              * Non-income producing security.

THE GUARDIAN ASSET ALLOCATION FUND
Schedule of Investments (Continued)

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
TELECOMMUNICATIONS -- 0.8%
        9,782  BellSouth Corp.                  $    373,183
        8,724  Qwest Comm. Int'l., Inc.*             123,270
       16,034  SBC Comm., Inc.                       628,052
        8,303  Sprint Corp. (FON Group)              166,724
       12,839  Verizon Comm                          609,339
                                                ------------
                                                   1,900,568
------------------------------------------------------------
TELECOMMUNICATIONS-EQUIPMENT -- 0.5%
       34,103  Cisco Systems, Inc.*                  617,605
        6,482  Corning, Inc.*                         57,819
       11,481  Motorola, Inc.                        172,445
       17,074  Nortel Networks Corp.*                128,055
        3,534  QUALCOMM, Inc.*                       178,467
                                                ------------
                                                   1,154,391
------------------------------------------------------------
TEXTILE-APPAREL AND PRODUCTION -- 0.0%
        1,807  Cintas Corp.*                          86,736
------------------------------------------------------------
TRANSPORTATION-MISCELLANEOUS -- 0.1%
        3,163  FedEx Corp.*                          164,096
------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 0.2%
        3,468  AES Corp.*                             56,702
        2,099  Calpine Corp.*                         35,242
        4,604  Duke Energy Co.                       180,753
        2,759  Exelon Corp.                          132,101
        1,261  FirstEnergy Corp.                      44,110
        1,292  TXU Corp.                              60,918
                                                ------------
                                                     509,826
------------------------------------------------------------
               TOTAL COMMON STOCKS
               (COST $40,106,903)                 38,361,722
------------------------------------------------------------
 MUTUAL FUNDS -- 77.8%
------------------------------------------------------------
EQUITY -- 57.1%
   16,620,000  The Guardian S&P 500 Index
                 Fund, Class A                  $131,298,000
------------------------------------------------------------
FIXED INCOME -- 20.7%
    4,820,068  The Guardian Investment Quality
                 Bond Fund, Class A               47,525,867
------------------------------------------------------------
               TOTAL MUTUAL FUNDS
               (COST $191,930,389)               178,823,867
------------------------------------------------------------

 U.S. GOVERNMENT -- 1.7%
------------------------------------------------------------
    Principal
       Amount                                          Value
------------------------------------------------------------
               U.S. Treasury Bill
$   2,000,000  2.14%, 1/17/2002                 $  1,998,098
    2,000,000  2.15%, 1/3/2002                     1,999,879
------------------------------------------------------------
               TOTAL U.S. GOVERNMENT (COST
                 $3,997,977)                       3,997,977
------------------------------------------------------------

 REPURCHASE AGREEMENT -- 4.2%
    Principal
       Amount                                          Value
------------------------------------------------------------
$   9,548,000  State Street Bank and Trust Co.
               repurchase agreement,
               dated 12/31/2001, maturity
               value $9,548,934 at
               1.76%, due 1/2/2002 (1)
               (COST $9,548,000)                $  9,548,000
------------------------------------------------------------
TOTAL INVESTMENTS -- 100.4%
  (COST $245,583,269)                            230,731,566
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
  OTHER ASSETS -- (0.4)%                            (833,683)
------------------------------------------------------------
NET ASSETS -- 100%                              $229,897,883
------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

 PURCHASED (P)/SOLD (S) FUTURES CONTRACTS

                                                         Unrealized
Contracts   Type       Description        Expiration    Appreciation
  ------------------------------------------------------------------
239          S     U.S. Treasury Notes,
                          5 Year            3/2002      $   273,937
102          P        S&P 500 Index         3/2002          786,923
                                                        -----------
                                                        $ 1,060,860
--------------------------------------------------------------------

At December 31, 2001 The Guardian Asset Allocation Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.


* Non-income producing security.              See notes to financial statements.
30

 The Guardian S&P 500 Index Fund
 COMMON STOCKS -- 95.9%

Shares                                                 Value
------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.2%
       23,531  Boeing Co.                       $    912,532
        5,605  General Dynamics Corp.                446,382
        2,885  Goodrich Corp.                         76,799
       12,152  Lockheed Martin Corp.                 567,134
        2,397  Northrop Grumman Corp.                241,642
        9,636  Raytheon Co.                          312,881
        5,169  Rockwell Int'l. Corp.                  92,318
        3,499  TRW, Inc.                             129,603
       13,273  United Technologies Corp.             857,834
                                                ------------
                                                   3,637,125
------------------------------------------------------------
AIR TRANSPORTATION -- 0.2%
        4,252  AMR Corp.*                             94,267
        3,488  Delta Airlines, Inc.                  102,059
       21,394  Southwest Airlines Co.                395,361
        1,873  US Airways Group, Inc.*                11,875
                                                ------------
                                                     603,562
------------------------------------------------------------
APPLIANCE AND FURNITURE -- 0.1%
        5,438  Leggett & Platt, Inc.                 125,074
        2,083  Maytag Corp.                           64,635
        1,824  Whirlpool Corp.                       133,754
                                                ------------
                                                     323,463
------------------------------------------------------------
AUTOMOTIVE -- 0.5%
       52,252  Ford Motor Co.                        821,401
       15,471  General Motors Corp.                  751,891
                                                ------------
                                                   1,573,292
------------------------------------------------------------
AUTOMOTIVE PARTS -- 0.2%
        1,847  Cooper Tire & Rubber Co.               29,478
        4,076  Dana Corp.                             56,575
       15,716  Delphi Automotive Systems Corp.       214,681
        4,859  Genuine Parts Co.                     178,325
        4,327  Goodyear Tire & Rubber Co.            103,026
        2,402  Johnson Controls, Inc.                193,961
                                                ------------
                                                     776,046
------------------------------------------------------------
BIOTECHNOLOGY -- 1.3%
       29,311  Amgen, Inc.*                        1,654,313
        4,133  Biogen, Inc.*                         237,027
        5,323  Chiron Corp.*                         233,360
        5,919  MedImmune, Inc.*                      274,346
       36,292  Pharmacia Corp.                     1,547,854
          733  Viasys Healthcare, Inc.*               14,814
                                                ------------
                                                   3,961,714
------------------------------------------------------------
BROADCASTING AND PUBLISHING -- 0.7%
       16,453  Clear Channel Comm., Inc.*            837,622
       26,429  Comcast Corp.*                        951,444
        5,788  Univision Comm., Inc.*                234,183
                                                ------------
                                                   2,023,249
------------------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 0.3%
        1,645  Centex Corp.                           93,913
        1,644  Crane Co.                              42,152
        1,208  KB Home                                48,441
       12,566  Masco Corp.                           307,867
        1,128  Pulte Homes, Inc.                      50,388
        4,428  Sherwin-Williams Co.                  121,770
        2,812  Vulcan Materials Co.                  134,807
                                                ------------
                                                     799,338
------------------------------------------------------------
BUSINESS SERVICES -- 0.0%
        4,979  Robert Half Int'l., Inc.*             132,939
------------------------------------------------------------
CAPITAL GOODS-HEAVY DUTY TRUCKS -- 0.1%
        1,117  Cummins Engine, Inc.                   43,049
        1,910  Eaton Corp.                           142,123
        1,627  Navistar Int'l. Corp., Inc.            64,267
        2,145  PACCAR, Inc.                          140,755
                                                ------------
                                                     390,194
------------------------------------------------------------


------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
CHEMICALS-MAJOR -- 0.8%
       25,185  Dow Chemical Co.                 $    850,749
       29,337  E.I. Du Pont de Nemours & Co.       1,247,116
        2,926  Hercules, Inc.*                        29,260
        6,126  Rohm & Haas Co.                       212,144
                                                ------------
                                                   2,339,269
------------------------------------------------------------
CHEMICALS-MISCELLANEOUS -- 0.5%
        1,057  Acuity Brands, Inc.*                   12,790
        6,413  Air Products & Chemicals, Inc.        300,834
        3,090  Avery Dennison Corp.                  174,678
        2,116  Eastman Chemical Co.                   82,566
        3,527  Ecolab, Inc.                          141,962
          833  FMC Corp.*                             49,563
        1,338  Great Lakes Chemical Corp.             32,487
        4,717  PPG Industries, Inc.                  243,963
        4,429  Praxair, Inc.                         244,702
        2,308  Sealed Air Corp.*                      94,212
        2,136  Sigma-Aldrich                          84,180
                                                ------------
                                                   1,461,937
------------------------------------------------------------
COMPUTER SERVICES -- 1.1%
       17,941  Automatic Data Processing, Inc.     1,056,725
       13,188  Electronic Data Systems Corp.         904,037
       11,145  First Data Corp.                      874,325
       10,517  Paychex, Inc.                         366,518
                                                ------------
                                                   3,201,605
------------------------------------------------------------
COMPUTER SOFTWARE -- 5.1%
        6,771  Adobe Systems, Inc.                   210,240
        1,574  Autodesk, Inc.                         58,663
        6,840  BMC Software, Inc.*                   111,971
        7,523  Broadvision, Inc.*                     20,613
        5,197  Citrix Systems, Inc.*                 117,764
       16,223  Computer Associates Int'l.,
                 Inc.                                559,531
        4,746  Computer Sciences Corp.*              232,459
       10,305  Compuware Corp.*                      121,496
        5,256  Fiserv, Inc.*                         222,434
        5,809  Intuit, Inc.*                         248,509
        2,266  Mercury Interactive Corp.*             76,999
      150,244  Microsoft Corp.*                    9,953,665
        8,849  Novell, Inc.*                          40,617
      157,320  Oracle Corp.*                       2,172,589
        7,433  Parametric Technology Corp.*           58,052
        8,022  PeopleSoft, Inc.*                     322,484
        3,733  Sabre Hldgs. Corp.*                   158,093
       12,081  Siebel Systems, Inc.*                 338,026
       11,499  VERITAS Software Corp.*               515,500
                                                ------------
                                                  15,539,705
------------------------------------------------------------
COMPUTER SYSTEMS -- 4.3%
        9,682  Apple Computer, Inc.*                 212,036
       47,516  Compaq Computer Corp.                 463,756
        4,652  Comverse Technology, Inc.*            104,065
       72,814  Dell Computer Corp.*                1,979,084
       61,578  EMC Corp.*                            827,608
        9,033  Gateway, Inc.*                         72,625
       54,431  Hewlett Packard Co.                 1,118,013
       49,415  Int'l. Business Machines            5,977,238
        3,564  Lexmark Int'l. Group, Inc.*           210,276
        2,695  NCR Corp.*                             99,338
        8,996  Network Appliance, Inc.*              196,743
        7,103  Pitney Bowes, Inc.                    267,144
        2,569  QLogic Corp.*                         114,346
       91,734  Sun Microsystems, Inc.*             1,128,328
        8,827  Unisys Corp.*                         110,691
       18,728  Xerox Corp.                           195,146
                                                ------------
                                                  13,076,437
------------------------------------------------------------


See notes to financial statements.              * Non-income producing security.

THE GUARDIAN S&P 500 INDEX FUND
Schedule of Investments (Continued)

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
CONGLOMERATES -- 5.0%
        3,973  Danaher Corp.                    $    239,612
      279,043  General Electric Co.               11,184,043
        5,573  Loews Corp.                           308,633
        4,019  Textron, Inc.                         166,628
       54,430  Tyco Int'l. Ltd.                    3,205,927
                                                ------------
                                                  15,104,843
------------------------------------------------------------
CONTAINERS-METAL AND PLASTIC -- 0.0%
          795  Ball Corp.                             56,206
------------------------------------------------------------
CONTAINERS-PAPER -- 0.1%
        1,470  Bemis Co., Inc.                        72,295
        4,420  Pactiv Corp.*                          78,455
        1,363  Temple-Inland, Inc.                    77,323
                                                ------------
                                                     228,073
------------------------------------------------------------
COSMETICS AND TOILETRIES -- 0.5%
        1,566  Alberto-Culver Co.                     70,063
        6,691  Avon Products, Inc.                   311,131
        1,475  Bausch & Lomb, Inc.                    55,549
       29,642  Gillette Co.                          990,043
        2,692  Int'l. Flavors & Fragrances,
                 Inc.                                 79,979
                                                ------------
                                                   1,506,765
------------------------------------------------------------
DRUGS AND HOSPITALS -- 8.5%
       43,569  Abbott Laboratories                 2,428,972
        3,684  Allergan, Inc.                        276,484
       36,897  American Home Products Corp.        2,264,000
       55,074  Bristol-Myers Squibb Corp.          2,808,774
       31,739  Eli Lilly & Co.                     2,492,781
        4,916  Forest Laboratories, Inc.*            402,866
       15,584  HCA, Inc.                             600,607
       10,860  HEALTHSOUTH Corp.*                    160,945
        4,669  Humana, Inc.*                          55,048
        6,272  King Pharmaceuticals, Inc.*           264,239
        2,846  Manor Care, Inc.*                      67,479
       64,957  Merck & Co., Inc.                   3,819,472
      177,632  Pfizer, Inc.                        7,078,635
       41,163  Schering-Plough Corp.               1,474,047
        9,045  Tenet Healthcare Corp.*               531,122
        9,011  UnitedHealth Group                    637,709
        2,859  Watson Pharmaceuticals, Inc.*          89,744
        1,758  Wellpoint Health Networks,
                 Inc.*                               205,422
                                                ------------
                                                  25,658,346
------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.8%
        5,446  American Power Conversion
                 Corp.*                               78,749
       12,122  Emerson Electric Co.                  692,166
       22,449  Honeywell Int'l., Inc.                759,225
        2,455  ITT Industries, Inc.                  123,978
        5,329  Jabil Circuit, Inc.*                  121,075
        5,476  Molex, Inc.                           169,482
        8,577  Sanmina Corp.*                        170,683
       18,115  Solectron Corp.*                      204,337
                                                ------------
                                                   2,319,695
------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 0.1%
        2,139  Power-One, Inc.*                       22,267
        6,121  Symbol Technologies, Inc.              97,201
        2,611  Tektronix, Inc.*                       67,312
        1,499  Thomas & Betts Corp.                   31,704
                                                ------------
                                                     218,484
------------------------------------------------------------


------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
ELECTRONICS-SEMICONDUCTORS -- 2.6%
        8,794  Advanced Micro Devices, Inc.*    $    139,473
       11,114  Altera Corp.*                         235,839
       10,102  Analog Devices, Inc.*                 448,428
      189,530  Intel Corp.                         5,960,718
        8,935  LSI Logic Corp.*                      140,994
       16,672  Micron Technology, Inc.*              516,832
        4,856  National Semiconductor Corp.*         149,516
       15,852  Palm, Inc.*                            61,506
        3,619  Visteon Corp.                          54,430
                                                ------------
                                                   7,707,736
------------------------------------------------------------
ENERGY-MISCELLANEOUS -- 0.5%
        9,084  Dynegy, Inc.                          231,642
       13,972  El Paso Corp.                         623,291
       13,604  Williams Cos., Inc.                   347,174
        9,609  Xcel Energy, Inc.                     266,554
                                                ------------
                                                   1,468,661
------------------------------------------------------------
ENTERTAINMENT AND LEISURE -- 2.9%
      121,834  AOL Time Warner, Inc.*              3,910,872
        2,390  Brunswick Corp.                        52,006
       16,441  Carnival Corp.                        461,663
        8,510  Harley-Davidson, Inc.                 462,178
        3,223  Harrah's Entertainment, Inc.*         119,283
        4,742  Hasbro, Inc.                           76,963
       11,957  Mattel, Inc.                          205,660
       49,103  Viacom, Inc.*                       2,167,898
       58,579  Walt Disney Co.                     1,213,757
                                                ------------
                                                   8,670,280
------------------------------------------------------------
FINANCE COMPANIES -- 0.3%
       13,279  Household Int'l., Inc.                769,385
        6,224  Stilwell Financial, Inc.              169,418
                                                ------------
                                                     938,803
------------------------------------------------------------
FINANCIAL-BANKS -- 8.5%
       10,502  AmSouth Bancorporation                198,488
       45,894  Bank of America Corp.               2,889,027
       20,867  Bank of New York, Inc.                851,374
       32,597  Bank One Corp.                      1,272,913
       11,317  BB&T Corp.                            408,657
      141,461  Citigroup, Inc.                     7,140,951
        4,980  Comerica, Inc.                        285,354
       16,000  Fifth Third BanCorp.                  981,280
       30,535  FleetBoston Financial Corp.         1,114,527
        7,037  Huntington Bancshares, Inc.           120,966
       53,580  J.P. Morgan Chase & Co.             1,947,633
       12,051  KeyCorp                               293,321
       13,749  Mellon Financial Corp.                517,237
       17,219  National City Corp.                   503,484
        6,245  Northern Trust Corp.                  376,074
        8,165  PNC Financial Svcs. Group             458,873
        6,810  Regions Financial Corp.               203,891
        9,524  SouthTrust Corp.                      234,957
        9,098  State Street Corp.                    475,371
        8,358  SunTrust Banks, Inc.                  524,047
        8,064  Synovus Financial Corp.               202,003
       54,244  U.S. BanCorp                        1,135,327
        3,886  Union Planters Corp.                  175,375
       39,439  Wachovia Corp                       1,236,807
       48,151  Wells Fargo & Co.                   2,092,161
                                                ------------
                                                  25,640,098
------------------------------------------------------------


* Non-income producing security.              See notes to financial statements.
32

THE GUARDIAN S&P 500 INDEX FUND
Schedule of Investments (Continued)

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
FINANCIAL-OTHER -- 3.9%
       37,468  American Express Co.             $  1,337,233
        3,004  Bear Stearns Cos., Inc.               176,155
        5,535  Capital One Financial Corp.           298,613
       38,876  Charles Schwab Corp.                  601,412
       12,102  Concord EFS, Inc.*                    396,703
        3,269  Countrywide Credit Industries,
                 Inc.                                133,931
       19,596  Federal Home Loan Mortgage
                 Corp.                             1,281,578
       28,414  Federal National Mortgage Assn.     2,258,913
        7,429  Franklin Resources, Inc.              262,021
        5,090  H & R Block, Inc.                     227,523
        7,034  Lehman Brothers Hldgs., Inc.          469,871
       23,979  MBNA Corp.                            844,061
       22,731  Merrill Lynch & Co., Inc.           1,184,740
       31,453  Morgan Stanley Dean Witter &
                 Co.                               1,759,481
        3,378  T. Rowe Price Group, Inc.             117,318
        4,626  USA Education, Inc.                   388,676
                                                ------------
                                                  11,738,229
------------------------------------------------------------
FINANCIAL-THRIFT -- 0.4%
        6,148  Charter One Financial, Inc.           166,918
        4,449  Golden West Financial Corp.           261,824
       24,561  Washington Mutual, Inc.               803,145
                                                ------------
                                                   1,231,887
------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 4.9%
        1,027  Adolph Coors Co.                       54,842
       25,497  Anheuser-Busch Cos., Inc.           1,152,719
       18,702  Archer-Daniels-Midland Co.            268,374
        1,944  Brown-Forman Corp.                    121,694
       11,862  Campbell Soup Co.                     354,318
       70,069  Coca-Cola Co.                       3,303,753
       11,740  Coca-Cola Enterprises, Inc.           222,356
       15,105  ConAgra, Inc.                         359,046
        4,338  Fortune Brands, Inc.                  171,741
        8,014  General Mills, Inc.                   416,808
        9,817  H.J. Heinz Co.                        403,675
        3,831  Hershey Foods Corp.                   259,359
       11,423  Kellogg Co.                           343,832
       49,188  PepsiCo., Inc.                      2,394,964
       62,675  Philip Morris Cos., Inc.            2,873,649
       21,709  Sara Lee Corp.                        482,591
       10,605  Starbucks Corp.*                      202,025
       16,130  Unilever NV                           929,249
        4,616  UST, Inc.                             161,560
        6,313  W.M. Wrigley Jr. Co.                  324,299
                                                ------------
                                                  14,800,854
------------------------------------------------------------
FOOTWEAR -- 0.1%
        7,361  NIKE, Inc.                            413,983
        1,269  Reebok Int'l. Ltd.*                    33,628
                                                ------------
                                                     447,611
------------------------------------------------------------
GOLD MINING -- 0.1%
       15,007  Barrick Gold Corp.                    239,366
        9,212  Placer Dome, Inc.                     100,503
                                                ------------
                                                     339,869
------------------------------------------------------------
HOSPITAL SUPPLIES -- 3.1%
       16,556  Baxter Int'l., Inc.                   887,898
        7,211  Becton Dickinson & Co., Inc.          239,045
        7,519  Biomet, Inc.                          232,337
       11,388  Boston Scientific Corp.*              274,679
        1,410  C.R. Bard, Inc.                        90,945
        8,643  Guidant Corp.*                        430,421
       84,802  Johnson & Johnson                   5,011,798
       33,832  Medtronic, Inc.                     1,732,537
        2,378  St. Jude Medical, Inc.*               184,652
        5,506  Stryker Corp.                         321,385
                                                ------------
                                                   9,405,697
------------------------------------------------------------


------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.5%
        2,202  Black & Decker Corp.             $     83,082
        6,626  Clorox Co.                            262,058
       16,122  Colgate-Palmolive Co.                 931,046
        7,481  Newell Rubbermaid, Inc.               206,251
       36,633  Procter & Gamble Co.                2,898,769
        1,585  Snap-On, Inc.                          53,351
        2,400  Stanley Works                         111,768
        1,537  Tupperware Corp.                       29,587
                                                ------------
                                                   4,575,912
------------------------------------------------------------
INSURANCE -- 4.1%
        4,031  Aetna, Inc.                           132,983
       14,971  AFLAC, Inc.                           367,688
       20,636  Allstate Corp.                        695,433
        2,939  Ambac Financial Group, Inc.           170,050
       73,789  American Int'l. Group, Inc.         5,858,846
        7,205  Aon Corp.                             255,922
        4,914  Chubb Corp.                           339,066
        4,341  Cigna Corp.                           402,194
        4,514  Cincinnati Financial Corp.            172,209
        9,122  Conseco, Inc.*                         40,684
        6,651  Hartford Financial Svcs. Group,
                 Inc.                                417,882
        4,350  Jefferson-Pilot Corp.                 201,274
        5,407  Lincoln Nat'l. Corp., Inc.            262,618
        7,754  Marsh & McLennan Cos., Inc.           833,167
        4,135  MBIA, Inc.                            221,760
       21,572  MetLife, Inc.                         683,401
        2,994  MGIC Investment Corp.                 184,790
        2,056  Progressive Corp.                     306,961
        8,036  Providian Financial Corp.              28,528
        3,564  SAFECO Corp.                          111,019
        6,123  St. Paul Cos., Inc.                   269,228
        3,578  Torchmark Corp.                       140,723
        6,792  UnumProvident Corp.                   180,056
                                                ------------
                                                  12,276,482
------------------------------------------------------------
LODGING -- 0.3%
       21,571  Cendant Corp.*                        423,007
       10,215  Hilton Hotels Corp.                   111,548
        6,730  Marriott Int'l., Inc.                 273,575
        5,365  Starwood Hotels &
                 Resorts Worldwide, Inc.             160,145
                                                ------------
                                                     968,275
------------------------------------------------------------
MACHINERY AND CONSTRUCTION MAINTENANCE -- 0.3%
        9,699  Caterpillar, Inc.                     506,773
        6,589  Deere & Co.                           287,675
        2,052  Fluor Corp.                            76,745
                                                ------------
                                                     871,193
------------------------------------------------------------
MACHINERY-INDUSTRIAL SPECIALTY -- 0.5%
        2,657  Cooper Industries, Inc.                92,782
        5,689  Dover Corp.                           210,891
        8,511  Illinois Tool Works, Inc.             576,365
        4,518  Ingersoll-Rand Co.                    188,898
        3,392  Pall Corp.                             81,612
        3,288  Parker-Hannifin Corp.                 150,952
        5,020  Thermo Electron Corp.*                119,777
                                                ------------
                                                   1,421,277
------------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 0.8%
        3,051  Big Lots, Inc.                         31,730
        2,347  Dillards, Inc.                         37,552
        9,258  Dollar General Corp.                  137,944
        5,552  Federated Department Stores,
                 Inc.*                               227,077
        9,297  Kohl's Corp.*                         654,881
        8,337  May Department Stores Co.             308,302
        3,590  Nordstrom, Inc.                        72,626
       25,164  Target Corp.                        1,032,982
                                                ------------
                                                   2,503,094
------------------------------------------------------------


See notes to financial statements.              * Non-income producing security.

THE GUARDIAN S&P 500 INDEX FUND
Schedule of Investments (Continued)


------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
MERCHANDISING-DRUGS -- 0.7%
       11,831  Cardinal Health, Inc.            $    764,992
        7,985  McKesson Corp.                        298,639
       28,595  Walgreen Co.                          962,508
                                                ------------
                                                   2,026,139
------------------------------------------------------------
MERCHANDISING-FOOD -- 0.7%
       11,537  Albertson's, Inc.                     363,300
       23,064  Kroger Co.*                           481,346
       14,131  Safeway, Inc.*                        589,969
        3,685  Supervalu, Inc.                        81,512
       19,021  Sysco Corp.                           498,731
        3,928  Winn-Dixie Stores, Inc.                55,974
                                                ------------
                                                   2,070,832
------------------------------------------------------------
MERCHANDISING-MASS -- 2.6%
        7,289  J.C. Penney Co., Inc.                 196,074
       13,421  K Mart Corp.*                          73,279
        9,405  SearsRoebuck & Co.                    448,054
      125,730  Wal-Mart Stores, Inc.               7,235,761
                                                ------------
                                                   7,953,168
------------------------------------------------------------
MERCHANDISING-SPECIAL -- 2.6%
        3,192  AutoZone, Inc.*                       229,185
        8,000  Bed, Bath & Beyond, Inc.*             271,200
        5,836  Best Buy Co., Inc.*                   434,665
        5,725  Circuit City Stores, Inc.             148,564
       12,558  Costco Wholesale Corp.*               557,324
       11,017  CVS Corp.                             326,103
       65,204  Home Depot, Inc.                    3,326,056
       21,526  Lowe's Cos., Inc.                     999,022
        8,268  Office Depot, Inc.*                   153,289
        5,209  RadioShack Corp.                      156,791
       12,690  Staples, Inc.*                        237,303
       23,826  The Gap, Inc.                         332,134
       11,868  The Limited, Inc.                     174,697
        4,071  Tiffany & Co.                         128,114
        7,788  TJX Cos., Inc.                        310,430
        5,539  Toys R Us, Inc.*                      114,879
                                                ------------
                                                   7,899,756
------------------------------------------------------------
METALS-ALUMINUM -- 0.4%
        8,962  Alcan Aluminum Ltd.                   322,004
       24,396  Alcoa, Inc.                           867,278
                                                ------------
                                                   1,189,282
------------------------------------------------------------
METALS-COPPER -- 0.1%
        4,245  Freeport-McMoran Copper & Gold,
                 Inc.*                                56,840
        5,354  Newmont Mining Corp.                  102,315
        2,199  Phelps Dodge Corp.                     71,248
                                                ------------
                                                     230,403
------------------------------------------------------------
METALS-MISCELLANEOUS -- 0.1%
        2,212  Allegheny Technologies, Inc.           37,051
        3,563  Engelhard Corp.                        98,624
        5,144  Inco Ltd.*                             87,139
                                                ------------
                                                     222,814
------------------------------------------------------------
METALS-STEEL -- 0.1%
        2,204  Nucor Corp.                           116,724
        2,436  USX-U.S. Steel Corp.                   44,116
        2,335  Worthington Industries, Inc.           33,157
                                                ------------
                                                     193,997
------------------------------------------------------------

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
MISCELLANEOUS-CAPITAL GOODS -- 0.7%
        5,901  Applera Corp.-Applied
               Biosystems Group                 $    231,733
        1,276  Millipore Corp.                        77,453
       11,158  Minnesota Mng. & Mfg. Co.           1,318,987
        2,762  PerkinElmer, Inc.                      96,725
        3,218  Quintiles Transnational Corp.*         51,649
        2,627  W.W. Grainger, Inc.                   126,096
        5,507  Zimmer Hldgs., Inc.*                  168,184
                                                ------------
                                                   2,070,827
------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH CYCLICAL -- 0.1%
        1,057  Nat'l. Svc. Industries, Inc.            2,135
        3,357  Sapient Corp.*                         25,916
       15,733  Yahoo, Inc.*                          279,104
                                                ------------
                                                     307,155
------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES -- 0.4%
        1,563  American Greetings Corp.               21,538
        4,851  Convergys Corp.*                      181,864
        4,011  Equifax, Inc.                          96,866
        8,305  IMS Health, Inc.                      162,031
        8,693  Interpublic Group Cos., Inc.          256,791
        5,001  Omnicom Group, Inc.                   446,839
                                                ------------
                                                   1,165,929
------------------------------------------------------------
NATURAL GAS-DIVERSIFIED -- 0.0%
       21,024  Enron Corp.                            12,614
------------------------------------------------------------
OIL AND GAS PRODUCING -- 0.5%
        6,993  Anadarko Petroleum Corp.              397,552
        3,816  Apache Corp.                          190,337
        6,071  Burlington Resources, Inc.            227,905
        3,612  Devon Energy Corp.                    139,604
        3,263  EOG Resources, Inc.                   127,616
       10,439  Occidental Petroleum Corp.            276,947
        6,841  Unocal Corp.                          246,755
                                                ------------
                                                   1,606,716
------------------------------------------------------------
OIL AND GAS SERVICES -- 0.7%
        9,311  Baker Hughes, Inc.                    339,572
       12,421  Halliburton Co.                       162,715
        1,533  McDermott Int'l., Inc.*                18,810
        4,089  Nabors Industries, Inc.*              140,375
        3,925  Noble Drilling Corp.*                 133,607
        2,575  Rowan Cos., Inc.*                      49,878
       16,123  Schlumberger Ltd.                     885,959
        8,862  Transocean Sedco Forex, Inc.          299,713
                                                ------------
                                                   2,030,629
------------------------------------------------------------
OIL-INTEGRATED-DOMESTIC -- 0.4%
        2,486  Amerada Hess Corp.                    155,375
        1,888  Ashland, Inc.                          86,999
        2,638  Kerr-McGee Corp.                      144,562
       10,440  Phillips Petroleum Co.                629,114
        2,284  Sunoco, Inc.                           85,285
        8,696  USX-Marathon Group                    260,880
                                                ------------
                                                   1,362,215
------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 4.6%
       30,040  ChevronTexaco Corp.                 2,691,884
       17,584  Conoco, Inc.                          497,627
      195,896  Exxon Mobil Corp.                   7,698,713
       60,229  Royal Dutch Petroleum Co.           2,952,426
                                                ------------
                                                  13,840,650
------------------------------------------------------------



* Non-income producing security.              See notes to financial statements.
34

THE GUARDIAN S&P 500 INDEX FUND
Schedule of Investments (Continued)


------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.8%
        1,586  Boise Cascade Corp.              $     53,940
        6,358  Georgia-Pacific Corp.                 175,544
       13,590  Int'l. Paper Co.                      548,357
       15,059  Kimberly-Clark Corp.                  900,528
        2,762  Louisiana-Pacific Corp.                23,311
        2,778  Mead Corp.                             85,812
        2,841  Westvaco Corp.                         80,827
        6,142  Weyerhaeuser Co.                      332,159
        3,092  Willamette Industries, Inc.           161,155
                                                ------------
                                                   2,361,633
------------------------------------------------------------
PHOTOGRAPHY -- 0.1%
        8,452  Eastman Kodak Co.                     248,742
------------------------------------------------------------
POLLUTION CONTROL -- 0.2%
        5,547  Allied Waste Industries, Inc.*         77,991
       17,540  Waste Management, Inc.                559,701
                                                ------------
                                                     637,692
------------------------------------------------------------
PUBLISHING AND PRINTING -- 0.7%
        1,948  Deluxe Corp.                           80,998
        2,418  Dow Jones & Co., Inc.                 132,337
        7,431  Gannett Co., Inc.                     499,586
          568  Imagistics Int'l., Inc.*                7,015
        2,030  Knight-Ridder, Inc.                   131,808
        5,505  McGraw-Hill Cos., Inc.                335,695
        1,348  Meredith Corp.                         48,056
        4,610  Moody's Corp.                         183,755
        4,532  New York Times Co.                    196,009
        3,367  R.R. Donnelley & Sons Co.              99,966
        8,519  Tribune Co.                           318,866
                                                ------------
                                                   2,034,091
------------------------------------------------------------
RAILROADS -- 0.4%
       11,069  Burlington Northern Santa Fe          315,799
        5,936  CSX Corp.                             208,057
       10,795  Norfolk Southern Corp.                197,872
        6,966  Union Pacific Corp.                   397,062
                                                ------------
                                                   1,118,790
------------------------------------------------------------
RESTAURANTS -- 0.5%
        3,357  Darden Restaurants, Inc.              118,838
       36,983  McDonald's Corp.                      978,940
        4,138  Tricon Global Restaurants*            203,590
        3,173  Wendy's Int'l., Inc.                   92,556
                                                ------------
                                                   1,393,924
------------------------------------------------------------
SEMICONDUCTORS-COMMUNICATIONS -- 1.1%
        8,371  Applied Micro Circuits Corp.*          94,760
        6,846  Broadcom Corp.*                       279,796
        6,702  Conexant Systems, Inc.*                96,241
        8,893  Linear Technology Corp.               347,183
        9,063  Maxim Integrated Products,
                 Inc.*                               475,898
        5,169  Rockwell Collins, Inc.                100,795
       48,793  Texas Instruments, Inc.             1,366,204
        5,314  Vitesse Semiconductor Corp.*           66,053
        9,262  Xilinx, Inc.*                         361,681
                                                ------------
                                                   3,188,611
------------------------------------------------------------

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
SEMICONDUCTORS-EQUIPMENT -- 0.6%
       12,815  Agilent Technologies, Inc.*      $    365,356
       22,755  Applied Materials, Inc.*              912,475
        5,162  KLA-Tencor Corp.*                     255,829
        3,929  Novellus Systems, Inc.*               154,999
        4,873  Teradyne, Inc.*                       146,872
                                                ------------
                                                   1,835,531
------------------------------------------------------------
TELECOMMUNICATIONS -- 4.7%
      105,773  AT & T Corp.                        1,918,722
       52,789  BellSouth Corp.                     2,013,900
        7,270  Citizens Comm. Co.*                    77,498
       46,565  Qwest Comm. Int'l., Inc.              657,964
       95,286  SBC Comm., Inc.                     3,732,353
       24,772  Sprint Corp. (FON Group)              497,422
       26,222  Sprint Corp. (PCS Group)*             640,079
       76,085  Verizon Comm.                       3,610,994
       80,961  WorldCom, Inc.-WorldCom Group*      1,139,931
                                                ------------
                                                  14,288,863
------------------------------------------------------------
TELECOMMUNICATIONS-EQUIPMENT -- 2.7%
       21,758  ADC Telecomm., Inc.*                  100,087
        2,211  Andrew Corp.*                          48,399
        7,878  Avaya, Inc.*                           95,717
      204,853  Cisco Systems, Inc.*                3,709,888
       25,840  Corning, Inc.                         230,493
       36,618  JDS Uniphase Corp.*                   317,844
       95,668  Lucent Technologies, Inc.             601,752
       61,410  Motorola, Inc.                        922,378
       89,497  Nortel Networks Corp.                 671,227
       21,198  QUALCOMM, Inc.*                     1,070,499
        4,518  Scientific Atlanta, Inc.              108,161
       11,526  Tellabs, Inc.*                        172,429
                                                ------------
                                                   8,048,874
------------------------------------------------------------
TELECOMMUNICATIONS-SPECIALTY -- 0.3%
        8,823  ALLTEL Corp.                          544,644
       24,747  Global Crossing Ltd.*                  20,787
       21,398  Nextel Comm., Inc.*                   234,522
                                                ------------
                                                     799,953
------------------------------------------------------------
TEXTILE-APPAREL AND PRODUCTION -- 0.1%
        4,739  Cintas Corp.*                         227,472
        1,233  Liz Claiborne, Inc.                    61,342
        2,879  V.F. Corp.                            112,310
                                                ------------
                                                     401,124
------------------------------------------------------------
TRANSPORTATION-MISCELLANEOUS -- 0.1%
        8,282  FedEx Corp.*                          429,670
        1,583  Ryder Systems, Inc.                    35,064
                                                ------------
                                                     464,734
------------------------------------------------------------


See notes to financial statements.              * Non-income producing security.

THE GUARDIAN S&P 500 INDEX FUND
Schedule of Investments (Continued)



------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 2.3%
       14,918  AES Corp.*                       $    243,909
        3,427  Allegheny Energy, Inc.                124,126
        3,853  Ameren Corp.                          162,982
        9,071  American Electric Power, Inc.         394,861
        8,350  Calpine Corp.*                        140,196
        3,893  CenturyTel, Inc.                      127,690
        4,468  CiNergy Corp.                         149,365
        3,706  CMS Energy Corp.                       89,055
        6,011  Consolidated Edison, Inc.             242,604
        4,564  Constellation Energy Group,
                 Inc.                                121,174
        6,742  Dominion Resources, Inc.              405,194
        4,006  DTE Energy Co.                        168,012
       21,561  Duke Energy Co.                       846,485
        9,085  Edison Int'l.*                        137,184
        6,290  Entergy Corp.                         246,002
        8,988  Exelon Corp.                          430,345
        8,590  FirstEnergy Corp.                     300,478
        4,984  FPL Group, Inc.                       281,098
        9,488  Mirant Corp.*                         151,998
        4,470  Niagara Mohawk Hldgs., Inc.*           79,253
        5,729  NiSource, Inc.                        132,111
          775  NiSource, Inc.-SAILS*                   1,798
       10,767  PG&E Corp.*                           207,157
        2,369  Pinnacle West Capital Corp.            99,143
        4,084  PPL Corp.                             142,327
        5,774  Progress Energy, Inc.                 260,003
        6,099  Public Svc. Enterprise Group,
                 Inc.                                257,317
        8,303  Reliant Energy, Inc.                  220,196
       19,049  Southern Co.                          482,892
        7,273  TXU Corp.                             342,922
                                                ------------
                                                   6,987,877
------------------------------------------------------------
UTILITIES-GAS AND PIPELINE -- 0.2%
        3,888  KeySpan Corp.                         134,719
        3,221  Kinder Morgan, Inc.                   179,377
        1,317  NICOR, Inc.                            54,840
        1,614  ONEOK, Inc.                            28,794
        1,030  Peoples Energy Corp.                   39,068
        5,774  Sempra Energy                         141,752
                                                ------------
                                                     578,550
------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 0.2%
       34,037  AT & T Wireless Svcs., Inc.*          489,112
------------------------------------------------------------
               TOTAL COMMON STOCKS
              (COST $344,420,227)                288,999,472
------------------------------------------------------------

 U.S. GOVERNMENT -- 0.3%
------------------------------------------------------------
    Principal
       Amount                                          Value
------------------------------------------------------------
               U.S. Treasury Bill
 $    250,000  1.65%, 3/7/2002                  $    249,255
      250,000  2.15%, 1/3/2002                       249,970
      250,000  2.16%, 1/24/2002                      249,655
------------------------------------------------------------
               TOTAL U.S. GOVERNMENT
                 (COST $748,880)                     748,880
------------------------------------------------------------
 REPURCHASE AGREEMENT -- 3.7%
------------------------------------------------------------
$  11,200,000  State Street Bank and Trust Co.
               repurchase agreement,
               dated 12/31/2001, maturity
               value $11,201,095 at
               1.76%, due 1/2/2002 (1)
               (COST $11,200,000)               $ 11,200,000
------------------------------------------------------------
TOTAL INVESTMENTS -- 99.9%
   (COST $356,369,107)                           300,948,352
CASH, RECEIVABLES AND OTHER ASSETS LESS
  LIABILITIES -- 0.1%                                381,967
------------------------------------------------------------
NET ASSETS -- 100%                              $301,330,319
------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

 PURCHASED FUTURES CONTRACTS

                                             Unrealized
Contracts      Description    Expiration   Appreciation
-------------------------------------------------------
35             S&P 500 Index    3/2002     $    270,022
-------------------------------------------------------

At December 31, 2001 The Guardian S&P 500 Index Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.


* Non-income producing security.              See notes to financial statements.
36

 The Guardian Baillie Gifford International Fund
 COMMON STOCKS -- 94.1%

Shares                                                 Value
------------------------------------------------------------
AUSTRALIA -- 3.9%
  BUSINESS SERVICES -- 0.7%
      144,050  Brambles Industries Ltd.         $    766,813
  CONSTRUCTION AND MINING EQUIPMENT -- 0.7%
      131,306  BHP Billiton Ltd.                     705,694
  CONTAINERS-METAL AND PLASTIC -- 0.2%
       69,400  Amcor Ltd.                            253,985
  FINANCIAL-BANKS -- 1.0%
       35,800  Australia and NZ Banking Group
                 Ltd.                                326,336
       40,570  National Australia Bank               661,597
  FOOD, BEVERAGE AND TOBACCO -- 0.3%
      118,300  Fosters Brewing Group                 294,282
  MEDIA AND ENTERTAINMENT -- 0.5%
       58,400  News Corp. Ltd.                       466,974
  MERCHANDISING-MASS -- 0.5%
       58,000  Coles Myer Ltd.                       249,373
       49,506  Woolworths Ltd.                       284,818
                                                ------------
                                                   4,009,872
------------------------------------------------------------
BELGIUM -- 2.3%
  FOOD, BEVERAGE AND TOBACCO -- 1.3%
       49,300  Interbrew                           1,349,445
  MERCHANDISING-MASS -- 1.0%
       18,990  Delhaize Le Lion S.A.*                988,036
                                                ------------
                                                   2,337,481
------------------------------------------------------------
DENMARK -- 0.8%
  PHARMACEUTICALS -- 0.8%
       21,050  Novo Nordisk AS                       860,722
------------------------------------------------------------
FINLAND -- 1.2%
  TELECOMMUNICATIONS -- 1.2%
       47,940  Nokia OYJ                           1,235,833
------------------------------------------------------------
FRANCE -- 10.9%
  COSMETICS AND TOILETRIES -- 0.6%
        8,400  L'Oreal S.A.*                         604,910
  ELECTRICAL EQUIPMENT -- 0.6%
       13,120  Schneider Electric S.A.               630,654
  FINANCIAL-BANKS -- 1.2%
       14,060  BNP Paribas*                        1,257,809
  INSURANCE -- 0.6%
       27,990  Axa*                                  584,762
  MEDIA AND ENTERTAINMENT -- 1.1%
       40,570  Publicis Groupe S.A.                1,074,373
  OIL AND GAS PRODUCING -- 3.1%
       21,850  Total Fina Elf S.A.*                3,119,745
  PHARMACEUTICALS -- 2.7%
       12,850  Aventis S.A.                          912,215
       24,350  Sanofi-Synthelabo S.A.*             1,816,378
  TELECOMMUNICATIONS -- 1.0%
      117,290  Orange S.A.*                        1,062,850
                                                ------------
                                                  11,063,696
------------------------------------------------------------
GERMANY -- 4.9%
  COMPUTER SOFTWARE -- 1.1%
        8,110  SAP AG                              1,056,157
  DRUGS AND HOSPITALS -- 0.8%
       21,240  GEHE AG                               822,445
  ELECTRONICS AND INSTRUMENTS -- 0.7%
       14,820  Epcos AG                              732,157
  FINANCIAL-BANKS -- 0.9%
       12,930  Deutsche Bank AG                      913,866
  FINANCIAL-OTHER -- 0.7%
       18,600  Deutsche Boerse AG                    715,419
  INSURANCE -- 0.7%
        9,450  Marschollek Lauten AG                 688,179
                                                ------------
                                                   4,928,223
------------------------------------------------------------

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
HONG KONG -- 2.5%
  COMPUTER SYSTEMS -- 0.1%
      294,000  Legend Hldgs. Ltd.               $    149,870
  CONGLOMERATES -- 0.7%
       72,000  Hutchison Whampoa                     697,124
  FINANCIAL-BANKS -- 0.4%
       32,100  Hang Seng Bank Ltd.                   352,996
  REAL ESTATE INVESTMENT TRUST -- 1.2%
       76,000  Cheung Kong Hldgs.                    789,459
       51,000  Sun Hung Kai Properties Ltd.          412,042
  UTILITIES-ELECTRIC AND WATER -- 0.1%
       35,500  Hong Kong Electric                    132,025
                                                ------------
                                                   2,533,516
------------------------------------------------------------
IRELAND -- 1.5%
  CONSTRUCTION AND MINING -- 1.5%
       86,290  CRH PLC                             1,523,163
------------------------------------------------------------
ITALY -- 3.2%
  CONSUMER DURABLES -- 0.6%
       36,450  Luxottica Group SPA ADR               600,696
  FINANCIAL-BANKS -- 0.8%
       73,690  San Paolo IMI SPA                     790,422
  INSURANCE -- 0.9%
       82,610  Riunione Adriatica di Sicurta
                 SPA                                 972,872
  TELECOMMUNICATIONS -- 0.9%
      164,250  Telecom Italia SPA                    916,719
                                                ------------
                                                   3,280,709
------------------------------------------------------------
JAPAN -- 20.5%
  AUTOMOTIVE -- 1.1%
       44,300  Toyota Motor Corp.                  1,122,632
  CHEMICALS-MAJOR -- 0.9%
      279,000  Sumitomo Chemical                     947,676
  DISTRIBUTOR-FOOD -- 1.1%
      217,000  Mitsui & Co. Ltd.                   1,074,979
  DRUGS AND HOSPITALS -- 1.7%
       38,000  Takeda Chemical Industries Ltd.     1,720,021
  ELECTRICAL EQUIPMENT -- 1.4%
      137,000  Matsushita Electric Works Ltd.      1,128,334
       38,000  Nippon Electric Glass Co. Ltd.*       279,322
  ELECTRONICS AND INSTRUMENTS -- 2.9%
      163,000  Hitachi                             1,194,413
       15,600  Kyocera Corp.                       1,018,090
        5,300  Rohm Co.                              688,138
  ENTERTAINMENT AND LEISURE -- 1.0%
        5,900  Nintendo Co. Ltd.                   1,033,547
  FINANCIAL-BANKS -- 0.6%
           92  Mitsubishi Tokyo Fin. Group,
                 Inc.*                               617,266
  FINANCIAL-OTHER -- 1.2%
       23,300  Promise Co.                         1,260,950
  HOUSEHOLD PRODUCTS -- 1.7%
       81,000  Kao Corp.                           1,684,795
  INSURANCE -- 0.5%
      115,000  Mitsui Sumitomo Insurance Co.         539,844
  MACHINERY AND EQUIPMENT -- 2.3%
       35,000  Canon, Inc.                         1,204,870
       11,100  SMC Corp.                           1,130,250
  MERCHANDISING-DEPARTMENT STORES -- 1.0%
       11,600  Fast Retailing Co. Ltd.             1,032,410
  PHOTOGRAPHY -- 1.5%
       41,000  Fuji Photo Film Co. Ltd.            1,464,621
  TELECOMMUNICATIONS -- 1.1%
           93  NTT DoCoMo, Inc.                    1,093,199
  TRANSPORTATION-MISCELLANEOUS -- 0.5%
          107  East Japan Railway*                   516,991
                                                ------------
                                                  20,752,348
------------------------------------------------------------
MEXICO -- 0.4%
  FINANCIAL-OTHER -- 0.4%
      411,000  Grupo Fin. BBVA Bancomer
                 S.A. de C.V.*                       374,820
------------------------------------------------------------


See notes to financial statements.              * Non-income producing security.

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
Schedule of Investments (Continued)


------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
NETHERLANDS -- 3.1%
  BROADCASTING AND PUBLISHING -- 1.0%
       32,180  Ver Ned Uitgevers                $    988,540
  CHEMICALS-MISCELLANEOUS -- 1.4%
       31,250  Akzo Nobel NV                       1,395,032
  COMPUTER SYSTEMS -- 0.7%
       43,990  ASM Lithography Hldg. NV*             764,359
                                                ------------
                                                   3,147,931
------------------------------------------------------------
PORTUGAL -- 2.0%
  TELECOMMUNICATIONS -- 0.6%
       80,810  Portugal Telecom. SGPS S.A.*          629,414
  TRANSPORTATION-MISCELLANEOUS -- 1.4%
      322,040  Brisa (Auto Estrada)                1,364,521
                                                ------------
                                                   1,993,935
------------------------------------------------------------
RUSSIA -- 0.4%
  OIL-INTEGRATED-INTERNATIONAL -- 0.4%
        7,400  LUKOIL ADR                            364,450
------------------------------------------------------------
SINGAPORE -- 0.5%
  PUBLISHING AND PRINTING -- 0.5%
       44,197  Singapore Press Hldgs.                521,795
------------------------------------------------------------
SOUTH KOREA -- 0.4%
  ELECTRONICS AND INSTRUMENTS -- 0.4%
        3,500  Samsung Electronics Co. Ltd.
                 GDR+                                406,000
------------------------------------------------------------
SPAIN -- 3.0%
  FINANCIAL-BANKS -- 1.3%
      154,440  Banco Santander Central Hispano
                 S.A.                              1,293,638
  FOOD, BEVERAGE AND TOBACCO -- 1.0%
       58,310  Altadis S.A.*                         991,379
  TELECOMMUNICATIONS -- 0.7%
       57,250  Telefonica S.A.*                      765,945
                                                ------------
                                                   3,050,962
------------------------------------------------------------
SWEDEN -- 2.0%
  CONSTRUCTION AND MINING EQUIPMENT -- 1.0%
       47,220  Atlas Copco AB                        996,079
  TELECOMMUNICATIONS -- 1.0%
      188,320  LM Ericsson                         1,026,905
                                                ------------
                                                   2,022,984
------------------------------------------------------------
SWITZERLAND -- 8.1%
  BUILDING MATERIALS AND HOMEBUILDERS -- 1.2%
        5,310  Holcim Ltd.*                        1,145,445
  FINANCIAL-BANKS -- 1.3%
       31,190  Credit Suisse Group*                1,330,593
  FOOD, BEVERAGE AND TOBACCO -- 1.8%
        8,590  Nestle S.A.*                        1,832,285
  HOUSEHOLD PRODUCTS -- 0.6%
        6,920  The Swatch Group AG*                  622,325
  INSURANCE -- 1.8%
       18,180  Swiss Reinsurance*                  1,829,392
  PHARMACEUTICALS -- 1.4%
       39,850  Novartis AG*                        1,440,708
                                                ------------
                                                   8,200,748
------------------------------------------------------------
TAIWAN -- 0.4%
  COMPUTER SYSTEMS -- 0.4%
       87,000  Asustek Computer, Inc. GDR            384,540
------------------------------------------------------------

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
UNITED KINGDOM -- 22.1%
  COMPUTER SOFTWARE -- 0.3%
       85,000  Sage Group                       $    282,364
  CONSTRUCTION AND MINING -- 0.4%
       66,000  Hanson PLC                            454,806
  ELECTRONICS AND INSTRUMENTS -- 1.2%
       49,000  Electrocomponents                     381,826
      454,000  Invensys PLC                          787,079
  ENTERTAINMENT AND LEISURE -- 0.2%
       28,678  Compass Group                         214,714
  FINANCIAL-BANKS -- 5.3%
       35,800  Barclays                            1,184,046
       50,325  HBOS PLC                              582,373
      111,000  HSBC Hldgs.                         1,300,656
       84,000  Lloyds TSB Group PLC                  911,009
       56,064  Royal Bank of Scotland              1,362,777
  FINANCIAL-OTHER -- 1.4%
       56,000  Amvescap PLC                          806,800
       53,000  CGNU PLC                              651,084
  FOOD, BEVERAGE AND TOBACCO -- 2.8%
       95,000  Diageo PLC                          1,084,171
      136,000  Imperial Tobacco                    1,791,313
  INSURANCE -- 0.9%
       33,000  Prudential Corp.                      381,884
       90,000  Royal & Sun Alliance Ins. Group       516,498
  OIL AND GAS SERVICES -- 1.1%
       73,000  Enterprise Oil PLC                    494,554
       97,000  Shell Transport & Trading             665,607
  OIL-INTEGRATED-INTERNATIONAL -- 2.5%
      323,000  BP Amoco PLC                        2,507,542
  PHARMACEUTICALS -- 3.9%
       21,500  Astrazeneca                           968,332
      117,702  Glaxosmithkline                     2,948,312
  PUBLISHING AND PRINTING -- 0.5%
       44,900  Elsevier NV*                          530,772
  TELECOMMUNICATIONS -- 1.6%
      603,650  Vodafone Group                      1,577,460
                                                ------------
                                                  22,385,979
------------------------------------------------------------
               TOTAL COMMON STOCKS
               (COST $108,884,581)                95,379,707
------------------------------------------------------------
 PREFERRED STOCKS -- 1.0%

BRAZIL -- 0.3%
  FINANCIAL-BANKS -- 0.3%
    4,400,000  Banco Itau S.A.                  $    335,147
------------------------------------------------------------
GERMANY -- 0.7%
  AUTOMOTIVE -- 0.7%
        1,810  Porsche AG*                           687,809
------------------------------------------------------------
               TOTAL PREFERRED STOCKS
                 (COST $958,996)                   1,022,956
------------------------------------------------------------
TOTAL INVESTMENTS -- 95.1%
  (COST $109,843,577)                             96,402,663

            CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 4.9%                         4,964,159
------------------------------------------------------------
NET ASSETS -- 100%                              $101,366,822
------------------------------------------------------------

+ Rule 144A restricted security.

GLOSSARY OF TERMS:
  ADR -- American Depositary Receipt.
  GDR -- Global Depositary Receipt.


* Non-income producing security.              See notes to financial statements.
38

  The Guardian Baillie Gifford Emerging Markets Fund

 COMMON STOCKS -- 88.7%

Shares                                                 Value
------------------------------------------------------------
Argentina -- 0.2%
  MERCHANDISING-FOOD -- 0.2%
       11,480  Imp. Y Exp. Patagonia             $    57,452
------------------------------------------------------------
BRAZIL -- 4.7%
  FOOD, BEVERAGE AND TOBACCO -- 1.0%
       19,500  Comp. de Bebidas das Americas
                 ADR                                 395,655
  OIL AND GAS SERVICES -- 1.5%
       25,000  Petroleo Brasileiro S.A. ADR          582,500
  PAPER AND FOREST PRODUCTS -- 0.5%
       11,800  Votorantim Celulose e Papel S.A.
                 ADR                                 208,270
  TELECOMMUNICATIONS -- 1.1%
       28,300  Telecom. Norte Leste
                 Participacoes ADR                   442,329
  TEXTILE-APPAREL AND PRODUCTION -- 0.4%
       83,700  Confeccoes Guararapes S.A.            166,639
  UTILITIES-ELECTRIC AND WATER -- 0.2%
        6,722  Comp. Energetica de Minas ADR*         97,402
                                                 -----------
                                                   1,892,795
------------------------------------------------------------
CHILE -- 2.9%
  CONSTRUCTION AND MINING -- 0.9%
       47,940  Antofagasta Hldgs.                    368,687
  FINANCIAL-BANKS -- 0.9%
       19,000  Banco Santander Chile ADR             353,780
  MERCHANDISING-SUPERMARKETS -- 0.6%
       18,000  Distribucion Y Servicio ADR*          235,800
  MUTUAL FUNDS -- 0.2%
        2,800  Genesis Chile Fund*                    79,800
  TELECOMMUNICATIONS -- 0.3%
       10,000  Comp. de Telecom. de Chile ADR*       134,600
                                                 -----------
                                                   1,172,667
------------------------------------------------------------
FINLAND -- 1.3%
  FOOD, BEVERAGE AND TOBACCO -- 1.3%
       26,000  Hartwall Oyj ABP*                     529,995
------------------------------------------------------------
HONG KONG -- 2.4%
  CHEMICALS-MISCELLANEOUS -- 0.5%
      288,000  Kingboard Chemicals Hldgs. Ltd.       184,669
  MERCHANDISING-DEPARTMENT STORES -- 0.9%
      850,000  Giordano Int'l. Ltd.*                 376,070
  REAL ESTATE INVESTMENT TRUST -- 1.0%
    3,000,000  China Overseas Land & Invest.
                 Ltd.*                               392,421
                                                 -----------
                                                     953,160
------------------------------------------------------------
HUNGARY -- 0.9%
  FINANCIAL-BANKS -- 0.9%
        6,030  OTP Bank                              362,011
------------------------------------------------------------
INDIA -- 3.4%
  CHEMICALS-DIVERSIFIED -- 0.9%
       28,000  Reliance Industries Ltd. GDR          380,800
  COMPUTER SOFTWARE -- 0.7%
        4,200  Infosys Technologies Ltd. ADR*        260,400
  FINANCIAL-BANKS -- 0.9%
       25,500  HDFC Bank Ltd. ADR*                   371,025
  MUTUAL FUNDS -- 0.9%
       48,500  Indian Opportunity Fund*              370,055
                                                 -----------
                                                   1,382,280
------------------------------------------------------------
ISRAEL -- 3.2%
  COMPUTER SOFTWARE -- 1.9%
       18,900  Check Point Software
                 Technologies Ltd.*                  753,921
  COMPUTER SYSTEMS -- 0.5%
       18,000  M-Systems Flash Disk Pioneer
                 Ltd.*                               210,420
  DRUGS AND HOSPITALS -- 0.8%
        5,500  Teva Pharmaceutical Inds. Ltd.
                 ADR                                 338,965
                                                 -----------
                                                   1,303,306
------------------------------------------------------------

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
MALAYSIA -- 5.2%
  BUILDING MATERIALS AND HOMEBUILDERS -- 0.5%
      160,000  Road Builder (M) Hldgs. Berhad*   $   189,474
  ENTERTAINMENT AND LEISURE -- 0.8%
      150,000  Tanjong PLC                           335,526
  FINANCIAL-BANKS -- 0.9%
      194,000  Commerce Asset Hldgs.*                377,790
  FOOD, BEVERAGE AND TOBACCO -- 0.9%
       35,000  British American Tobacco
                 Malaysia Berhad                     340,789
  TELECOMMUNICATIONS -- 1.2%
      615,000  Technology Resources Inds.
                 Berhad*                             467,724
  TRANSPORTATION-MISCELLANEOUS -- 0.9%
      208,000  Malaysia Int'l. Shipping Corp.        377,684
                                                 -----------
                                                   2,088,987
------------------------------------------------------------
MEXICO -- 10.8%
  BUSINESS SERVICES -- 0.5%
       14,400  Grupo Aeroportuario del Sureste
                 S.A. de C.V. ADR*                   221,760
  CONSTRUCTION AND MINING -- 2.3%
       27,307  Cemex S.A. de C.V. ADR                674,483
      150,000  Consorcio Ara S.A. de C.V.*           266,219
  FINANCIAL-OTHER -- 1.1%
      492,000  Grupo Fin. BBVA Bancomer S.A. de
                 C.V.*                               448,689
  FOOD, BEVERAGE AND TOBACCO -- 1.0%
      180,190  Grupo Modelo S.A.                     403,636
  MERCHANDISING-MASS -- 1.2%
      170,300  Walmart de Mexico                     464,996
  METALS-MISCELLANEOUS -- 0.4%
       83,000  Tubos de Acero                        144,135
  TELECOMMUNICATIONS -- 3.1%
      191,000  Grupo Carso Global Telecom.*          413,041
       24,300  Telefonos de Mexico S.A. ADR          850,986
  WIRELESS COMMUNICATIONS -- 1.2%
       24,300  America Movil S.A. De C.V. ADR        473,364
                                                 -----------
                                                   4,361,309
------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA -- 2.4%
  CONSTRUCTION AND MINING -- 0.7%
      914,000  Yanzhou Coal Mining                   290,103
  OIL AND GAS SERVICES -- 0.7%
      300,000  CNOOC Ltd.*                           282,774
  TRANSPORTATION-MISCELLANEOUS -- 1.0%
    2,400,000  Guangshen Railway Co. Ltd.            393,960
                                                 -----------
                                                     966,837
------------------------------------------------------------
POLAND -- 1.1%
  FINANCIAL-BANKS -- 1.1%
       22,390  Bk Polska Kasa Opieki Grupa*          451,188
------------------------------------------------------------
RUSSIA -- 3.5%
  OIL AND GAS PRODUCING -- 0.7%
       29,000  OAO Gazprom ADR*                      285,650
  OIL-INTEGRATED-INTERNATIONAL -- 2.8%
        9,990  LUKOIL ADR                            492,007
       41,000  Surgutneftegaz ADR                    641,650
                                                 -----------
                                                   1,419,307
------------------------------------------------------------
SOUTH AFRICA -- 7.7%
  CONSTRUCTION AND MINING -- 3.1%
       10,500  Anglo American Platinum Corp.         388,662
       23,900  Anglo American PLC                    365,026
      192,000  Kumba Resources Ltd.*                 497,807
  GOLD MINING -- 2.4%
      144,000  Harmony Gold Mining Co. Ltd.          942,392
  METALS-STEEL -- 2.2%
      949,000  Iscor Ltd.*                           897,970
                                                 -----------
                                                   3,091,857
------------------------------------------------------------


See notes to financial statements.              * Non-income producing security.

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
Schedule of Investments (Continued)



------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
SOUTH KOREA -- 21.0%
  BUILDING MATERIALS AND HOMEBUILDERS -- 3.2%
       80,000  Hyundai Development Co.*          $   487,887
        9,700  Kumkang Korea Chemical Co. Ltd.       808,024
  CHEMICALS-MAJOR -- 3.2%
       53,500  Honam Petrochemical Corp.*            719,603
       53,976  Hyosung Corp.*                        575,441
  ELECTRICAL EQUIPMENT -- 4.9%
       23,577  Sam Hwa Electronics Co.               126,309
        4,900  Samsung Electronics Co. Ltd.        1,044,784
        7,000  Samsung Electronics Co. Ltd.
                 GDR+                                812,000
  FINANCIAL-BANKS -- 2.2%
       22,597  Kookmin Bank ADR                      879,029
  FINANCIAL-OTHER -- 1.0%
       35,000  Shinyoung Securities Co. Ltd.         390,523
  FOOD, BEVERAGE AND TOBACCO -- 1.9%
       18,750  Hite Brewery Co.*                     770,921
  MANUFACTURING -- 0.7%
        6,600  Hankuk Electric Glass Co. Ltd.        296,584
  MERCHANDISING-DEPARTMENT STORES -- 1.9%
       35,000  Hyundai Dept. Store Co. Ltd.          764,998
  PHARMACEUTICALS -- 0.7%
       14,000  Jeil Pharmaceutical Co.*              295,835
  TELECOMMUNICATIONS -- 1.3%
       25,000  Korea Telecom. Corp. ADR              508,250
                                                 -----------
                                                   8,480,188
------------------------------------------------------------
TAIWAN -- 14.5%
  CHEMICALS-MAJOR -- 1.9%
    1,145,700  Taiwan Polypropylene Co. Ltd.         776,912
  COMPUTER SYSTEMS -- 2.4%
      103,750  Asustek Computer, Inc. GDR            458,575
       51,100  Hon Hai Precision Inds. Co. Ltd.
                 GDR                                 523,775
  FINANCIAL-BANKS -- 1.0%
      532,000  Taipei Bank*                          398,810
  SEMICONDUCTORS-EQUIPMENT -- 8.5%
      954,950  United Microelectronics Corp.*      1,393,489
       23,000  United Microelectronics Corp.
                 ADR*                                220,800
    1,582,000  Winbond Electronics Corp.           1,149,723
       94,178  Winbond Electronics Corp. GDR*        649,828
  TRANSPORTATION-MISCELLANEOUS -- 0.7%
      129,986  Yang Ming Marine Transport GDR        282,720
                                                 -----------
                                                   5,854,632
------------------------------------------------------------
THAILAND -- 0.9%
  REAL ESTATE INVESTMENT TRUST -- 0.3%
      528,000  Golden Land Ppty.*                    133,701
  WIRELESS COMMUNICATIONS -- 0.6%
      163,200  Total Access Comm. Public Co.
                 Ltd.*                               231,744
                                                 -----------
                                                     365,445
------------------------------------------------------------
TURKEY -- 2.3%
  FINANCIAL-OTHER -- 0.2%
       93,398  Haci Omer Sabanci Hldgs. S.A.
                 ADR                                  93,398
  MERCHANDISING-SUPERMARKETS -- 0.9%
    4,000,000  Migros Turk T.A.S.*                   343,053
  TELECOMMUNICATIONS -- 1.2%
   55,600,000  Turkcell Iletisim Hizmetleri
                 A.S.*                               476,844
                                                 -----------
                                                     913,295
------------------------------------------------------------
VENEZUELA -- 0.3%
  TELECOMMUNICATIONS -- 0.3%
        8,638  Comp. Anonima Nacional Tel. de
                 Venezuela ADR                       121,364
------------------------------------------------------------
               TOTAL COMMON STOCKS (COST
                 $32,925,915)                     35,768,075
------------------------------------------------------------

 PREFERRED STOCKS -- 5.2%
Shares                                                 Value
------------------------------------------------------------
BRAZIL -- 4.7%
  AEROSPACE AND DEFENSE -- 0.5%
       10,100  Embraer-Empresa Brasileira de
                 Aeronautica ADR                 $   223,513
  CONGLOMERATES -- 0.9%
      397,726  Itausa-Investimentos Itau S.A.        373,541
  CONSTRUCTION AND MINING -- 0.8%
       13,000  Comp. Vale do Rio Doce                302,142
  FINANCIAL-BANKS -- 0.4%
    2,000,000  Banco Itau S.A.                       152,339
  OIL AND GAS SERVICES -- 0.9%
       15,500  Petroleo Brasileiro S.A. ADR          344,565
  TELECOMMUNICATIONS -- 1.2%
    1,719,000  Celular CRT Participacoes S.A.*       371,231
       18,371  Tele Centro Oeste Celular
                 Participacoes S.A.                  128,597
                                                 -----------
                                                   1,895,928
------------------------------------------------------------
THAILAND -- 0.5%
  FINANCIAL-BANKS -- 0.5%
      510,000  Siam Commercial Bank*                 194,868
------------------------------------------------------------
               TOTAL PREFERRED STOCKS
                 (COST $2,073,965)                 2,090,796
------------------------------------------------------------
 WARRANTS -- 3.2%
       28,800  Kingboard Chemicals Hldgs. Ltd.
                 Warrants, expiring 12/31/03*    $     2,105
       15,000  MSDW Technologies Ltd.
                 Zero-Strike Warrants, expiring
                 11/19/2003                        1,266,536
------------------------------------------------------------
               TOTAL WARRANTS
                 (COST $1,180,585)                 1,268,641
------------------------------------------------------------
 REPURCHASE AGREEMENT -- 2.2%
------------------------------------------------------------
    Principal
       Amount                                          Value
------------------------------------------------------------
 $    885,000  State Street Bank and Trust Co.
               repurchase agreement,
               dated 12/31/2001, maturity
               value $885,042 at
               0.85%, due 1/2/2002 (1)
               (COST $885,000)                   $   885,000
------------------------------------------------------------
TOTAL INVESTMENTS -- 99.3%
  (COST $37,065,465)                              40,012,512

CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.7%                           294,039
------------------------------------------------------------
NET ASSETS -- 100%                               $40,306,551
------------------------------------------------------------

 +  Rule 144A restricted security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

GLOSSARY OF TERMS:
  ADR -- American Depositary Receipt.
  GDR -- Global Depositary Receipt.


* Non-income producing security.              See notes to financial statements.
40

   The Guardian Investment Quality Bond Fund

 ASSET BACKED -- 13.9%
        Principal
           Amount                                               Value
---------------------------------------------------------------------
    $     269,461       Amresco 1997-1 MIF
                          7.42% due 3/25/2027            $    274,089
        1,480,000       Chevy Chase Auto Rec. Tr.
                          2001-2 A4
                          4.44% due 4/15/2007               1,470,598
        1,800,000       Citibank Credit Card Issuance
                          Tr.
                          2001-A8 A8
                          4.10% due 12/7/2006               1,786,518
        2,542,000       Citibank Credit Card Issuance
                          Tr.
                          2000-A1 A1
                          6.90% due 10/15/2007              2,721,166
        1,700,000       Connecticut RRB Special Purpose
                          Tr.
                          2001-1 A2
                          5.36% due 3/30/2007               1,751,346
        2,300,000       Ford Credit Auto Owner Tr.
                          2001-D A4
                          4.72% due 12/15/2005              2,329,732
        1,750,000       Honda Auto Rec. Owner Tr.
                          2001-3 A4
                          3.96% due 2/19/2007               1,736,847
        1,700,000       Household Priv. Label Credit Card Nt. Tr.
                          2001-2 A
                          4.95% due 6/16/2008               1,730,069
        2,650,000       MBNA Credit Card Master Nt. Tr.
                          2001-A1 A1
                          5.75% due 10/15/2008              2,727,100
        3,200,000       MBNA Master Credit Card Tr.
                          1995-C A
                          6.45% due 2/15/2008               3,380,534
        2,542,000       Peco Energy Transition Tr.
                          1999-A A6
                          6.05% due 3/1/2009                2,633,469
        1,800,000       Residential Asset Sec. Corp.
                          1998-KS3 AI5
                          6.16% due 4/25/2026               1,848,916
---------------------------------------------------------------------
                        TOTAL ASSET BACKED
                          (COST $24,167,791)               24,390,384
---------------------------------------------------------------------
 COMMERCIAL MORTGAGE BACKED -- 5.1%
    $   1,400,000       1301 Avenue of the Americas Tr.
                          2000-1301 C
                          7.44% due 8/3/2005+            $  1,474,005
        1,800,000       Bear Stearns Comm'l. Mtg. Sec.,
                          Inc.
                          2001-Top4 A3
                          5.61% due 8/15/2011               1,723,689
        1,882,000       Bear Stearns Comm'l. Mtg. Sec.,
                          Inc.
                          2001-Top2 A2
                          6.48% due 2/15/2035               1,919,276
        2,968,000       Chase Comm'l. Mtg. Sec. Corp.
                          1998-2 A2
                          6.39% due 11/18/2008              3,046,613
          808,757       First Union-Lehman Bros.-Bank
                          of America 1998-C2 A1
                          6.28% due 6/18/2007                 838,699
---------------------------------------------------------------------
                        TOTAL COMMERCIAL MORTGAGE
                          BACKED (COST $8,925,211)          9,002,282
---------------------------------------------------------------------

 CORPORATE BONDS -- 24.1%
Principal
Amount                                                          Value
---------------------------------------------------------------------
AUTOMOTIVE -- 1.9%
    $   1,500,000       General Motors Corp.
                          7.20% due 1/15/2011            $  1,502,777
        1,800,000       TRW, Inc.
                          7.625% due 3/15/2006              1,853,818
                                                         ------------
                                                            3,356,595
---------------------------------------------------------------------
DRUGS AND HOSPITALS -- 1.0%
        1,700,000       Bristol-Myers Squibb Co.
                          4.75% due 10/1/2006               1,686,259
---------------------------------------------------------------------
ENERGY -- 1.0%
        1,700,000       Conoco Funding Co.
                          7.25% due 10/15/2031              1,794,517
---------------------------------------------------------------------
ENERGY-MISCELLANEOUS -- 1.0%
        1,700,000       Kinder Morgan Energy Partners
                          6.75% due 3/15/2011               1,699,808
---------------------------------------------------------------------
ENTERTAINMENT-CABLE-MEDIA -- 3.1%
        1,800,000       AOL Time Warner, Inc.
                          7.625% due 4/15/2031              1,903,990
        1,750,000       Comcast Cable Comm., Inc.
                          6.875% due 6/15/2009              1,768,980
        1,700,000       CSC Hldgs., Inc.+
                          7.625% due 4/1/2011               1,702,343
                                                         ------------
                                                            5,375,313
---------------------------------------------------------------------
FINANCIAL-OTHER -- 2.3%
        1,700,000       Ford Motor Credit Co.
                          7.60% due 8/1/2005                1,745,055
        1,425,000       General Motors Acceptance Corp.
                          6.125% due 9/15/2006              1,410,391
          850,000       General Motors Acceptance Corp.
                          8.00% due 11/1/2031                 865,117
                                                         ------------
                                                            4,020,563
---------------------------------------------------------------------
MERCHANDISING-FOOD -- 0.9%
        1,650,000       Aramark Svcs., Inc.
                          6.75% due 8/1/2004                1,666,226
---------------------------------------------------------------------
MERCHANDISING-SUPERMARKETS -- 2.0%
        1,700,000       Kroger Co.
                          7.25% due 6/1/2009                1,802,544
        1,650,000       Safeway, Inc.
                          7.25% due 2/1/2031                1,734,544
                                                         ------------
                                                            3,537,088
---------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 1.1%
        1,800,000       Domtar, Inc.
                          7.875% due 10/15/2011             1,872,122
---------------------------------------------------------------------
RAILROADS -- 2.0%
        1,800,000       Norfolk Southern Corp.
                          6.75% due 2/15/2011               1,825,603
        1,800,000       Union Pacific Corp.
                          6.625% due 2/1/2029               1,730,738
                                                         ------------
                                                            3,556,341
---------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 1.0%
        1,700,000       EOP Operating LP
                          7.00% due 7/15/2011               1,711,584
---------------------------------------------------------------------


+ Rule 144A restricted security.


See notes to financial statements.

THE GUARDIAN INVESTMENT QUALITY BOND FUND
Schedule of Investments (Continued)


---------------------------------------------------------------------
Principal
Amount                                                          Value
---------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.0%
    $   1,800,000       France Telecom SA+
                          7.75% due 3/1/2011             $  1,927,996
        1,645,000       Qwest Capital Funding, Inc.
                          7.90% due 8/15/2010               1,673,519
        1,700,000       WorldCom, Inc.
                          7.50% due 5/15/2011               1,748,748
                                                         ------------
                                                            5,350,263
---------------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 0.8%
        1,400,000       Pinnacle Partners LP+
                          8.83% due 8/15/2004               1,349,510
---------------------------------------------------------------------
UTILITIES-GAS AND PIPELINE -- 0.9%
        1,700,000       El Paso Corp.
                          7.00% due 5/15/2011               1,683,299
---------------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 2.1%
          500,000       AT & T Wireless Svcs., Inc.
                          7.35% due 3/1/2006                  528,924
        1,200,000       AT & T Wireless Svcs., Inc.
                          8.75% due 3/1/2031                1,360,066
        1,800,000       Cingular Wireless LLC+
                          6.50% due 12/15/2011              1,823,681
                                                         ------------
                                                            3,712,671
---------------------------------------------------------------------
                        TOTAL CORPORATE BONDS
                          (COST $42,256,266)               42,372,159
---------------------------------------------------------------------
 MORTGAGE PASS-THROUGHS -- 31.6%
---------------------------------------------------------------------
                        FHLMC
    $   8,007,000         6.00%, (30 yr. TBA)            $  7,834,353
        4,066,000         6.50%, (30 yr. TBA)               4,069,814
           50,425         7.00%, 8/1/2008                      52,784
                        FNMA
        1,300,000         6.00%, (15 yr. TBA)               1,302,437
        2,900,000         6.50%, (15 yr. TBA)               2,955,280
        1,500,000         7.00%, (15 yr. TBA)               1,552,032
       17,430,000         6.50%, (30 yr. TBA)              17,430,000
        3,305,931         6.00%, 10/1/2013                  3,336,384
           32,746         7.00%, 2/1/2009                      34,145
          238,959         7.00%, 2012                         248,205
           19,769         7.00%, 8/1/2023                      20,321
           18,794         7.00%, 12/1/2027                     19,231
          386,371         7.00%, 12/1/2028                    395,151
            2,544         7.50%, 5/1/2027                       2,641
        7,539,360         7.50%, 2031                       7,782,034
        1,448,124         8.00%, 2030                       1,517,582
                        GNMA
        2,946,547         7.00%, 2028                       3,014,789
          947,577         7.00%, 2/15/2029                    969,448
        1,047,422         7.00%, 2031                       1,071,252
        1,747,631         8.00%, 2030                       1,829,263
---------------------------------------------------------------------
                        TOTAL MORTGAGE PASS-THROUGHS
                          (COST $55,654,242)               55,437,146
---------------------------------------------------------------------

 U.S. GOVERNMENT -- 22.3%
Principal
Amount                                                          Value
---------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 6.0%
                        FHLMC
    $     500,000         6.75%, 3/15/2031               $    531,593
                        FNMA
        4,200,000         4.00%, 8/15/2003                  4,274,109
          750,000         5.25%, 6/15/2006                    763,495
        2,690,000         6.00%, 5/15/2008                  2,794,076
        1,000,000         6.00%, 5/15/2011                  1,016,113
        1,000,000         7.25%, 1/15/2010                  1,103,282
                                                         ------------
                                                           10,482,668
---------------------------------------------------------------------
U.S. TREASURY BONDS AND NOTES -- 16.3%
                        U.S. Treasury Bonds
          625,000         5.375%, 2/15/2031                   613,867
        1,000,000         6.25%, 8/15/2023                  1,058,594
        1,040,000         7.875%, 2/15/2021                 1,293,460
        1,250,000         9.25%, 2/15/2016                  1,690,235
                        U.S. Treasury Notes
        9,700,000         2.75%, 2003                       9,682,318
        2,850,000         3.50%, 11/15/2006                 2,747,354
        6,300,000         5.00%, 8/15/2011                  6,284,250
        1,000,000         5.25%, 8/15/2003                  1,040,000
        4,000,000         5.25%, 5/15/2004                  4,170,624
                                                         ------------
                                                           28,580,702
---------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT
                          (COST $39,084,478)               39,063,370
---------------------------------------------------------------------
 COMMERCIAL PAPER -- 20.3%
---------------------------------------------------------------------
AIR TRANSPORTATION -- 1.7%
    $   3,000,000       Executive Jet, Inc.
                          1.88% due 1/14/2002 (a)        $  2,997,963
---------------------------------------------------------------------
BROKERAGE -- 1.9%
        2,000,000       Morgan Stanley Dean Witter
                          1.75% due 1/14/2002 (a)           1,998,736
        1,300,000       Morgan Stanley Dean Witter
                          1.75% due 1/17/2002 (a)           1,298,989
                                                         ------------
                                                            3,297,725
---------------------------------------------------------------------
FINANCIAL-BANKS -- 3.4%
        4,400,000       Depfa Bank AG
                          1.80% due 1/14/2002 (a)           4,397,140
        1,580,000       Dexia Delaware LLC
                          1.79% due 1/17/2002 (a)           1,578,743
                                                         ------------
                                                            5,975,883
---------------------------------------------------------------------
FINANCIAL-OTHER -- 5.6%
        4,850,000       Barton Capital Corp.
                          1.75% due 1/14/2002 (a)           4,846,935
        5,000,000       Toyota Motor Credit Corp.
                          1.75% due 1/14/2002 (a)           4,996,840
                                                         ------------
                                                            9,843,775
---------------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 3.1%
        5,000,000       Kraft Foods, Inc.
                          1.83% due 1/14/2002 (a)           4,996,696
          500,000       Nestle Capital Corp.
                          1.75% due 1/14/2002 (a)             499,684
                                                         ------------
                                                            5,496,380
---------------------------------------------------------------------
PUBLISHING AND PRINTING -- 2.9%
        5,000,000       Gannett Co., Inc.
                          1.70% due 1/14/2002 (a)           4,996,931
---------------------------------------------------------------------

+ Rule 144A restricted security.


                                              See notes to financial statements.
42

THE GUARDIAN INVESTMENT QUALITY BOND FUND
Schedule of Investments (Continued)



---------------------------------------------------------------------
        Principal
           Amount                                               Value
---------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.7%
    $   2,985,000       BellSouth Capital Funding Corp.
                          1.70% due 1/17/2002 (a)        $  2,982,745
---------------------------------------------------------------------
                        TOTAL COMMERCIAL PAPER
                          (COST $35,591,402)               35,591,402
---------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 1.7%
---------------------------------------------------------------------
    $   2,953,000       State Street Bank and Trust Co.
                        repurchase agreement,
                        dated 12/31/2001, maturity
                        value $2,953,289 at
                        1.76%, due 1/2/2002 (1)(a)
                        (COST $2,953,000)                $  2,953,000
---------------------------------------------------------------------
                            TOTAL INVESTMENTS -- 119.0%
                            (COST $208,632,390)           208,809,743
              PAYABLES FOR MORTGAGE PASS-THROUGHS
              DELAYED DELIVERY SECURITIES(a) -- (20.3)%   (35,558,346)
                     CASH, RECEIVABLES AND OTHER ASSETS
                            LESS LIABILITIES -- 1.3%        2,211,311
---------------------------------------------------------------------
NET ASSETS -- 100%                                      $ 175,462,708
---------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.
(a) Commercial paper and repurchase agreement are segregated to cover forward mortgage purchases.


See notes to financial statements.

   The Guardian High Yield Bond Fund
 CORPORATE BONDS -- 94.6%

                                                   Rating
            Principal                             Moody's/
               Amount                               S&P*           Value
------------------------------------------------------------------------
AEROSPACE -- 4.9%
     $  710,000         Alliant Techsystems,
                        Inc.
                        Sr. Sub. Nt.
                        8.50% due 5/15/2011         B2/B     $   738,400
        570,000         BE Aerospace, Inc.
                        Sr. Sub. Nt.
                        9.50% due 11/1/2008         B2/B         503,025
        765,000         K & F Ind., Inc.
                        Sr. Sub. Nt. Ser. B
                        9.25% due 10/15/2007        B2/B         765,000
                        Sequa Corp.
                        Sr. Nt.
        360,000         8.875% due 4/1/2008        Ba3/BB        336,600
                        Sr. Nt.
        495,000         9.00% due 8/1/2009         Ba3/BB        467,775
                                                             -----------
                                                               2,810,800
------------------------------------------------------------------------
BROADCASTING -- 2.2%
        286,000         Allbritton Comm. Co.
                        Sr. Sub. Nt. Ser. B
                        8.875% due 2/1/2008        B3/B-         293,150
        382,000         Clear Channel Comm.
                        Sr. Sub. Nt. Ser. B
                        8.125% due 12/15/2007     Ba2/BB+        395,370
        286,000         Emmis Comm. Corp.
                        Sr. Sub. Nt
                        8.125% due 3/15/2009       B2/B-         273,845
        285,000         Sinclair Broadcast
                        Group, Inc.
                        Sr. Sub. Nt.
                        8.75% due 12/15/2007        B2/B         284,288
                                                             -----------
                                                               1,246,653
------------------------------------------------------------------------
CABLE AND WIRELESS VIDEO -- 7.3%
                        Adelphia Comm. Corp.
                        Sr. Nt. Ser. B
        350,000         10.50% due 7/15/2004       B2/B+         351,313
                        Sr. Nt.
         78,000         10.25% due 6/15/2011       B2/B+          77,805
                        Charter Comm. Hldgs.
                        Sr. Nt.
        282,000         10.00% due 4/1/2009        B2/B+         289,402
                        Sr. Nt.
        858,000         10.75% due 10/1/2009       B2/B+         905,190
      1,140,000         CSC Hldgs., Inc.
                        Sr. Nt.
                        7.625% due 4/1/2011       Ba1/BB+      1,141,571
        286,000         Echostar DBS Corp.
                        Sr. Nt.
                        9.25% due 2/1/2006         B1/B+         291,720
        572,000         Insight Midwest LP
                        Sr. Nt.
                        10.50% due 11/1/2010       B1/B+         617,760
        572,000         Pegasus Comm. Corp.
                        Sr. Nt. Ser. B
                        9.625% due 10/15/2005     B3/CCC+        514,800
                                                             -----------
                                                               4,189,561
------------------------------------------------------------------------
CHEMICALS -- 2.0%
        140,000         Compass Minerals Group,
                        Inc.
                        Sr. Sub. Nt.
                        10.00% due 8/15/2011        B3/B         145,250
        285,000         Equistar Chemicals LP
                        Sr. Nt.
                        10.125% due 9/1/2008      Ba2/BBB-       286,425
        572,000         Millennium America, Inc.
                        Sr. Nt.
                        9.25% due 6/15/2008       Ba1/BBB-       583,440

------------------------------------------------------------------------
                                                  Rating
      Principal                                   Moody's/
         Amount                                     S&P*           Value
------------------------------------------------------------------------
     $  142,000         OM Group, Inc.
                        Sr. Sub. Nt.
                        9.25% due 12/15/2011       B3/B+     $   144,840
                                                             -----------
                                                               1,159,955
------------------------------------------------------------------------
CONSUMER DURABLES -- 3.2%
        645,000         Briggs & Stratton Corp.
                        Sr. Nt.
                        8.875% due 3/15/2011      Ba1/BBB-       674,025
        286,000         Sealy Mattress Co.
                        Sr. Sub. Nt.+
                        9.875% due 12/15/2007      B2/B-         286,000
        562,000         Simmons Co.
                        Sr. Sub. Nt. Ser. B
                        10.25% due 3/15/2009       B3/B-         567,620
        286,000         Steinway Musical
                        Instruments, Inc.
                        Sr. Nt.+
                        8.75% due 4/15/2011       Ba3/BB-        283,140
                                                             -----------
                                                               1,810,785
------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 5.4%
        142,000         Armkel LLC
                        Sr. Sub. Nt.+
                        9.50% due 8/15/2009        B2/B-         149,100
        670,000         Elizabeth Arden, Inc.
                        Sr. Sec. Nt. Ser. B
                        11.75% due 2/1/2011        B1/B+         686,750
        763,000         Playtex Products, Inc.
                        Sr. Sub. Nt.
                        9.375% due 6/1/2011         B2/B         804,965
        750,000         St. John Knits Int'l.,
                        Inc.
                        Sr. Sub. Nt.
                        12.50% due 7/1/2009        B3/B-         742,500
        650,000         William Carter Co.
                        Sr. Sub. Nt.+
                        10.875% due 8/15/2011      B3/B-         695,500
                                                             -----------
                                                               3,078,815
------------------------------------------------------------------------
DIVERSIFIED MEDIA -- 3.8%
        286,000         Advanstar Comm., Inc.
                        Sr. Sub. Nt.
                        12.00% due 2/15/2011       B2/B-         203,060
        570,000         American Media
                        Operations, Inc.
                        Sr. Sub. Nt.
                        10.25% due 5/1/2009        B2/B-         575,700
        190,000         Lamar Media Corp.
                        Sr. Sub. Nt.
                        8.625% due 9/15/2007       Ba3/B         198,075
        937,000         Premier Parks, Inc.
                        Sr. Nt.
                        9.75% due 6/15/2007         B3/B         951,055
        286,000         Primedia, Inc.
                        Sr. Nt.
                        8.875% due 5/15/2011      Ba3/BB-        257,400
                                                             -----------
                                                               2,185,290
------------------------------------------------------------------------
ENERGY -- 6.7%
                        AmeriGas Partners LP
                        Sr. Nt.+
        190,000         10.00% due 4/15/2006      Ba3/BB+        200,450
                        Sr. Nt.+
        190,000         8.875% due 5/20/2011      Ba3/BB+        195,700

+ Rule 144A restricted security.



* Unaudited.                                  See notes to financial statements.
44

THE GUARDIAN HIGH YIELD BOND FUND
Schedule of Investments (Continued)

------------------------------------------------------------------------
                                                   Rating
      Principal                                   Moody's/
         Amount                                     S&P*           Value
------------------------------------------------------------------------
     $  382,000         Belden & Blake Corp.
                        Sr. Sub. Nt. Ser. B
                        9.875% due 6/15/2007      Caa3/CCC-  $   315,150
                        Chesapeake Energy Corp.
                        Sr. Nt. Ser. B
        237,000         7.875% due 3/15/2004       B1/B+         237,592
                        Sr. Nt.
        190,000         8.125% due 4/1/2011        B2/B+         184,300
        644,000         Dresser, Inc.
                        Sr. Nt.
                        9.375% due 4/15/2011        B2/B         656,880
        700,000         Newpark Resources, Inc.
                        Sr. Sub. Nt. Ser. B
                        8.625% due 12/15/2007      B2/B+         649,250
        710,000         Pride Int'l., Inc.
                        Sr. Nt.
                        9.375% due 5/1/2007       Ba2/BB+        747,275
         71,000         Stone Energy Corp.
                        Sr. Sub. Nt.+
                        8.25% due 12/15/2011       B2/B+          72,065
        286,000         Vintage Petroleum, Inc.
                        Sr. Sub. Nt.
                        7.875% due 5/15/2011      Ba3/BB-        280,280
        285,000         Westport Resources Corp.
                        Sr. Sub. Nt.+
                        8.25% due 11/1/2011       Ba3/BB-        287,850
                                                             -----------
                                                               3,826,792
------------------------------------------------------------------------
FINANCIAL -- 1.4%
        285,000         AmeriCredit Corp.
                        Sr. Sub. Nt.
                        9.875% due 4/15/2006      Ba1/BB-        267,900
        572,000         General Motors
                        Acceptance Corp. Nt.
                        6.875% due 9/15/2011      A2/BBB+        560,308
                                                             -----------
                                                                 828,208
------------------------------------------------------------------------
FOOD AND TOBACCO -- 6.9%
                        Constellation Brands,
                        Inc.
                        Sr. Sub. Nt.
         95,000         8.625% due 8/1/2006        Ba2/BB         97,850
                        Sr. Sub. Nt.
        190,000         8.50% due 3/1/2009         Ba3/B+        190,950
        635,000         Del Monte Corp.
                        Sr. Sub. Nt.
                        9.25% due 5/15/2011        B3/B-         663,575
        725,000         Jack in the Box, Inc.
                        Sr. Sub. Nt.
                        8.375% due 4/15/2008      Ba3/BB-        731,344
        385,000         Land O Lakes, Inc.
                        Sr. Nt.+
                        8.75% due 11/15/2011       Ba3/BB        371,525
        750,000         Michael Foods, Inc.
                        Sr. Sub. Nt. Ser. B
                        11.75% due 4/1/2011        B2/B-         810,000
        550,000         Premium Standard Farms, Inc.
                        Sr. Nt.
                        9.25% due 6/15/2011        B1/BB         563,750
        285,000         Sbarro, Inc.
                        Sr. Nt.
                        11.00% due 9/15/2009       Ba3/B+        273,600
        285,000         Smithfield Foods, Inc.
                        Sr. Nt.+
                        8.00% due 10/15/2009      Ba2/BB+        293,550
                                                             -----------
                                                               3,996,144
------------------------------------------------------------------------

------------------------------------------------------------------------
                                                   Rating
      Principal                                   Moody's/
         Amount                                     S&P*           Value
------------------------------------------------------------------------
FOOD AND DRUG RETAILERS -- 2.1%
     $  572,000         Delhaize America, Inc.
                        Nt.
                        8.125% due 4/15/2011      Baa3/BBB-  $   627,829
        650,000         Rite Aid Corp.
                        Sr. Nt.
                        7.625% due 4/15/2005      Caa2/B-        565,500
                                                             -----------
                                                               1,193,329
------------------------------------------------------------------------
FOREST PRODUCTS AND CONTAINERS -- 5.2%
        670,000         Kappa Beheer BV
                        Sr. Sub. Nt.
                        10.625% due 7/15/2009       B2/B         723,600
        572,000         Norske Skog Canada Ltd.
                        Sr. Nt.+
                        8.625% due 6/15/2011       Ba2/BB        593,450
        335,000         Packaging Corp. of
                        America
                        Sr. Sub. Nt.
                        9.625% due 4/1/2009       Ba2/BB-        366,825
        670,000         Stone Container Corp.
                        Sr. Nt.
                        9.75% due 2/1/2011          B2/B         711,875
        570,000         Tembec Industries, Inc.
                        Sr. Nt.
                        8.50% due 2/1/2011        Ba1/BB+        589,950
                                                             -----------
                                                               2,985,700
------------------------------------------------------------------------
GAMING AND LEISURE -- 7.9%
      1,000,000         Hollywood Casino Corp.
                        Sr. Nt.
                        11.25% due 5/1/2007         B3/B       1,081,250
                        Intrawest Corp.
                        Sr. Nt.
        670,000         9.75% due 8/15/2008        B1/B+         653,250
                        Sr. Nt.
        185,000         10.50% due 2/1/2010        B1/B+         185,231
        562,000         Mandalay Resort Group
                        Sr. Sub. Nt. Ser. B
                        10.25% due 8/1/2007       Ba3/BB-        583,075
        570,000         Meristar Hosp. Oper.
                        Fin.
                        Sr. Nt.+
                        10.50% due 6/15/2009       B1/BB-        570,712
        286,000         Park Place Entertainment Corp.
                        Sr. Nt.
                        7.50% due 9/1/2009        Baa3/BBB-      278,630
        285,000         Sun Int'l. Hotels Ltd.
                        Sr. Sub. Nt.
                        8.875% due 8/15/2011       Ba3/B+        268,613
        923,000         Waterford Gaming LLC
                        Sr. Nt.+
                        9.50% due 3/15/2010        B1/B+         946,075
                                                             -----------
                                                               4,566,836
------------------------------------------------------------------------
HEALTH CARE -- 6.5%
      1,000,000         Fisher Scientific
                        Int'l., Inc.
                        Sr. Sub. Nt.
                        9.00% due 2/1/2008         B3/B-       1,025,000
        670,000         Fresenius Medical Care
                        Capital Tr.
                        9.00% due 12/1/2006        Ba3/B+        690,100
        815,000         HCA-The Healthcare Corp.
                        Nt.
                        8.75% due 9/1/2010        Ba1/BB+        880,200
        381,000         Insight Health Svcs.
                        Corp.
                        Sr. Sub. Nt.+
                        9.875% due 11/1/2011       B3/B-         394,335

+ Rule 144A restricted security.


See notes to financial statements.                                  * Unaudited.

THE GUARDIAN HIGH YIELD BOND FUND
Schedule of Investments (Continued)


------------------------------------------------------------------------
                                                   Rating
      Principal                                   Moody's/
         Amount                                     S&P*           Value
------------------------------------------------------------------------
     $  725,000         Triad Hospitals, Inc.
                        Sr. Nt. Ser. B
                        8.75% due 5/1/2009         B1/B-     $   755,812
                                                             -----------
                                                               3,745,447
------------------------------------------------------------------------
HOUSING -- 2.8%
        286,000         D.R. Horton, Inc.
                        Sr. Nt.
                        8.00% due 2/1/2009         Ba1/BB        283,140
        570,000         Lennar Corp.
                        Sr. Nt.
                        7.625% due 3/1/2009       Ba1/BB+        570,000
        286,000         Meritage Corp.
                        Sr. Nt.
                        9.75% due 6/1/2011          B1/B         294,938
        355,000         Schuler Homes, Inc.
                        Sr. Nt.
                        9.00% due 4/15/2008        Ba3/B+        362,100
         96,000         WCI Communities, Inc.
                        Sr. Sub. Nt.
                        10.625% due 2/15/2011       B1/B          99,120
                                                             -----------
                                                               1,609,298
------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 2.8%
        700,000         Flextronics Int'l. Ltd.
                        Sr. Sub. Nt.
                        9.875% due 7/1/2010       Ba2/BB-        735,000
        860,000         Iron Mountain, Inc.
                        Sr. Sub. Nt.
                        8.625% due 4/1/2013         B2/B         894,400
                                                             -----------
                                                               1,629,400
------------------------------------------------------------------------
MANUFACTURING -- 1.0%
                        Terex Corp.
                        Sr. Sub. Nt.
        285,000         10.375% due 4/1/2011        B2/B         296,400
                        Sr. Sub. Nt.+
        285,000         9.25% due 7/15/2011         B2/B         285,000
                                                             -----------
                                                                 581,400
------------------------------------------------------------------------
METALS AND MINERALS -- 0.5%
        286,000         Luscar Coal Ltd.
                        Sr. Nt.+
                        9.75% due 10/15/2011       Ba3/BB        296,010
------------------------------------------------------------------------
RETAIL -- 1.7%
        572,000         J.C. Penney Co., Inc.
                        Sr. Nt.
                        6.90% due 8/15/2026       Ba2/BBB-       560,857
        285,000         Petco Animal Supplies,
                        Inc.
                        Sr. Sub. Nt.+
                        10.75% due 11/1/2011        B3/B         290,700
        142,000         Rent-A-Center, Inc.
                        Sr. Sub. Nt. Ser. C+
                        11.00% due 8/15/2008        B1/B         144,130
                                                             -----------
                                                                 995,687
------------------------------------------------------------------------
SERVICES -- 4.5%
                        Allied Waste NA, Inc.
                        Sr. Nt.
        286,000         7.625% due 1/1/2006       Ba3/BB-        282,425
                        Sr. Nt.+
        274,000         8.50% due 12/1/2008       Ba3/BB-        276,740
                        Sr. Sub. Nt.
        760,000         10.00% due 8/1/2009        B2/B+         782,800
        670,000         United Rentals, Inc.
                        Sr. Sub. Nt.
                        9.00% due 4/1/2009         B2/BB-        653,250

------------------------------------------------------------------------
                                                   Rating
      Principal                                   Moody's/
         Amount                                     S&P*           Value
------------------------------------------------------------------------
     $  572,000         Waste Management, Inc.
                        Sr. Nt.
                        7.375% due 8/1/2010       Ba1/BBB    $   584,878
                                                             -----------
                                                               2,580,093
------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.5%
        540,000         Flag Telecomm. Hldgs.
                        Ltd.
                        Sr. Nt.
                        11.625% due 3/30/2010       B2/B         226,800
        680,000         Globix Corp.
                        Sr. Nt.
                        12.50% due 2/1/2010        NR/CC         136,000
      2,100,000         GT Group Telecomm., Inc.
                        Sr. Disc. Nt.
                        0/13.25% due 2/1/2010(1)  Caa1/B-        273,000
        563,000         Williams Comm. Group, Inc.
                        Sr. Nt.
                        11.70% due 8/1/2008       Caa1/CCC+      230,830
                                                             -----------
                                                                 866,630
------------------------------------------------------------------------
TRANSPORTATION -- 4.8%
        572,000         American Axle & Mfg., Inc.
                        Sr. Sub. Nt.
                        9.75% due 3/1/2009         B1/B+         590,590
        569,000         Collins & Aikman Products Co.
                        Sr. Nt.+
                        10.75% due 12/31/2011       B1/B         570,422
                        Delco Remy Int'l., Inc.
                        Sr. Sub. Nt.
        380,000         10.625% due 8/1/2006        B2/B         375,250
                        Sr. Sub. Nt.
        192,000         11.00% due 5/1/2009         B2/B         195,840
        370,000         Hayes Lemmerz Int'l.,
                        Inc.
                        Sr. Sub. Nt.++
                        11.00% due 7/15/2006        C/D           16,650
        286,000         Lear Corp.
                        Sr. Nt. Ser. B
                        8.11% due 5/15/2009       Ba1/BB+        289,334
        572,000         Pennzoil-Quaker State
                        Sr. Nt.+
                        10.00% due 11/1/2008      Ba3/BB-        597,740
        142,000         Teekay Shipping Corp.
                        Sr. Nt.+
                        8.875% due 7/15/2011      Ba2/BB-        145,550
                                                             -----------
                                                               2,781,376
------------------------------------------------------------------------
UTILITIES -- 1.8%
        286,000         Aes Corp.
                        Sr. Nt.
                        8.875% due 2/15/2011       Ba1/BB        251,680
        855,000         Calpine Canada Energy
                        Sr. Nt.
                        8.50% due 5/1/2008        Ba1/BB+        782,004
                                                             -----------
                                                               1,033,684
------------------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 7.7%
        600,000         Airgate PCS, Inc.
                        Sr. Sub. Disc. Nt.
                        0/13.50% due
                        10/1/2009(1)              Caa1/CCC       456,000
        285,000         American Tower Corp.
                        Sr. Nt.
                        9.375% due 2/1/2009        B3/B-         229,425
        381,000         Crown Castle Int'l.
                        Corp.
                        Sr. Nt.
                        10.75% due 8/1/2011         B3/B         372,427

+ Rule 144A restricted security.   ++ Non-income producing, security in default.


* Unaudited.                                  See notes to financial statements.
46

THE GUARDIAN HIGH YIELD BOND FUND
Schedule of Investments (Continued)


------------------------------------------------------------------------
                                                   Rating
      Principal                                   Moody's/
         Amount                                     S&P*           Value
------------------------------------------------------------------------
     $  286,000         Horizon PCS, Inc.
                        Sr. Disc. Nt.
                        0/14.00% due
                        10/1/2010(1)              Caa1/CCC   $   147,290
        285,000         iPCS, Inc.
                        Sr. Disc. Nt.
                        0/14.00% due
                        7/15/2010(1)              Caa1/CCC       188,100
        286,000         Nextel Comm., Inc.
                        Sr. Disc. Nt.
                        0/9.75% due
                        10/31/2007(1)               B1/B         204,490
        580,000         Nextel Partners, Inc.
                        Sr. Nt.
                        11.00% due 3/15/2010      B3/CCC+        469,800
        572,000         Pinnacle Hldgs., Inc.
                        Sr. Disc. Nt.
                        0/10.00% due
                        3/15/2008(1)              Caa1/CCC-      140,140
                        Telecorp PCS, Inc.
                        Sr. Sub. Disc. Nt.
        286,000         11.625% due 4/15/2009      B3/NR         248,820
                        Sr. Sub. Nt.
        570,000         10.625% due 7/15/2010      B3/NR         661,200
                        Triton PCS, Inc.
                        Sr. Sub. Disc. Nt.
        570,000         11.00% due 5/1/2008        B2/B-         515,850
                        Sr. Sub. Nt.
        285,000         8.75% due 11/15/2011       B2/B-         285,000
        530,000         U.S. Unwired, Inc.
                        Sr. Sub. Disc. Nt. Ser.
                        B
                        0/13.375% due
                        11/1/2009(1)              B3/CCC+        373,650
        286,000         Ubiquitel Operating Co.
                        Sr. Sub. Disc. Nt.
                        0/14.00% due
                        4/15/2010(1)              Caa1/CCC       153,010
                                                             -----------
                                                               4,445,202
------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS
                          (COST $55,394,526)                  54,443,095
------------------------------------------------------------------------

 SOVEREIGN DEBT -- 1.0%
------------------------------------------------------------------------
      Principal
         Amount                                                    Value
------------------------------------------------------------------------
     $  572,000         United Mexican States
                        Nt.
                        8.375% due 1/14/2011
                        (COST $581,733)                      $   593,450
 WARRANTS -- 0.2%
Shares                                                             Value
------------------------------------------------------------------------
     $    2,100         GT Group Telecomm., Inc.             $    10,500
                        exp. 2/1/2010
            670         Horizon PCS, Inc.+                           268
                        exp. 10/1/2010
          1,000         Leap Wireless Int'l.,
                        Inc.+                                     40,000
                        exp. 4/15/2010
            670         Leap Wireless Int'l.,
                        Inc.+                                     13,400
                        exp. 4/15/2010
            460         Ubiquitel Operating Co.                   23,000
                        exp. 4/15/2010
            330         XM Satellite Radio,
                        Inc.+                                         99
                        exp. 3/3/2010
------------------------------------------------------------------------
                        TOTAL WARRANTS
                        (COST $71,835)                            87,267
 REPURCHASE AGREEMENT -- 1.7%
Principal
Amount                                                             Value
------------------------------------------------------------------------
     $  982,000         State Street Bank and
                        Trust Co. repurchase
                        agreement, dated
                        12/31/2001, maturity
                        value $982,096 at
                        1.76% due 1/2/2002(2)
                        (COST $982,000)                      $   982,000
------------------------------------------------------------------------
                                      TOTAL INVESTMENTS --         97.5%
  (COST $57,030,094)                                          56,105,812
                                      CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 2.5%                                     1,422,088
------------------------------------------------------------------------
NET ASSETS -- 100%                                           $57,527,900
------------------------------------------------------------------------

(1) Step-up bond.
(2) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

+ Rule 144A restricted security.


See notes to financial statements.                                  * Unaudited.

 The Guardian Tax-Exempt Fund
 MUNICIPAL BONDS -- 99.3%

                                             Rating
      Principal                             Moody's/
       Amount                                 S&P*             Value
--------------------------------------------------------------------
ALABAMA -- 0.8%
    $   1,000,000       Birmingham, AL
                        G.O., 5.00% due
                        5/1/2023             Aa3/AA     $    959,410
--------------------------------------------------------------------
ARIZONA -- 0.5%
          500,000       Arizona St.
                        Trans. Brd. Hwy.
                        Rev., 5.75% due
                        7/1/2019            Aa1/AAA          524,785
--------------------------------------------------------------------
ARKANSAS -- 0.9%
        1,000,000       Arkansas St. G.O.
                        Fed. Hwy. Grant
                        Ser. A, 5.50% due
                        8/1/2011             Aa2/AA        1,064,870
--------------------------------------------------------------------
CALIFORNIA -- 5.7%
          240,000       California Hsg.
                        Fin. Agency Rev.
                        (1), 1.65% due
                        2/1/2031           VMIG1/A-1+        240,000
        1,500,000       California St.
                        G.O., 5.375% due
                        10/1/2027            A1/A+         1,510,785
        1,500,000       California St.
                        G.O., 5.125% due
                        6/1/2022             A1/A+         1,482,165
        2,000,000       California St.
                        G.O., 5.00% due
                        11/1/2023            A1/A+         1,940,400
        1,500,000       Tobacco Sec.
                        Auth. So. CA,
                        5.50% due
                        6/1/2036              A2/A         1,490,745
                                                        ------------
                                                           6,664,095
--------------------------------------------------------------------
COLORADO -- 1.9%
        2,000,000       Pueblo Cnty., CO
                        Sch. Dist. G.O. Preref.,
                        6.00% due
                        12/1/2017           Aaa/AAA        2,228,640
--------------------------------------------------------------------
CONNECTICUT -- 3.3%
        2,350,000       Connecticut St. G.O.,
                        5.00% due
                        12/15/2006           Aa2/AA        2,498,920
        1,350,000       Connecticut St. Special
                        Tax Oblig. Trans.
                        Infrastruture Ser. A,
                        5.375% due
                        10/1/2018           Aaa/AAA        1,381,239
                                                        ------------
                                                           3,880,159
--------------------------------------------------------------------
FLORIDA -- 3.6%
          600,000       Collier Cnty., FL
                        Hlth. Facs. Auth.
                        Hosp. Rev. (1),
                        1.85% due
                        1/1/2033           VMIG1/A-1         600,000
        2,000,000       Florida St. Brd. of Ed.
                        Lottery Rev. Ser. A,
                        5.50% due
                        7/1/2017            Aaa/AAA        2,071,780
        1,500,000       Florida St. Brd. of Ed.
                        Lottery Rev. Ser. C,
                        5.25% due
                        7/1/2016            Aaa/AAA        1,529,190
                                                        ------------
                                                           4,200,970
--------------------------------------------------------------------

--------------------------------------------------------------------
                                             Rating
      Principal                             Moody's/
       Amount                                 S&P*             Value
--------------------------------------------------------------------
GEORGIA -- 5.5%
    $   1,000,000       Atlanta, GA Wtr.
                        & Wastewtr. Rev.,
                        5.50% due
                        11/1/2022           Aaa/AAA     $  1,052,190
        1,550,000       Cherokee Cnty.,
                        GA Sch. Sys.
                        G.O., 5.25% due
                        8/1/2017             Aa2/AA        1,572,785
        1,000,000       Fulton Cnty., GA
                        Dev. Auth. Rev.
                        Georgia Tech.
                        Foundation Ser.
                        A, 5.125% due
                        11/1/2021           Aa1/AA+          993,160
          700,000       Gainesville, GA
                        Wtr. & Swg. Rev.,
                        5.25% due
                        11/15/2018          Aaa/AAA          708,554
        2,000,000       Gainesville, GA
                        Wtr. & Swg. Rev.,
                        5.375% due
                        11/15/2020          Aaa/AAA        2,035,880
                                                        ------------
                                                           6,362,569
--------------------------------------------------------------------
IDAHO -- 3.2%
        1,625,000       Boise City, ID
                        Urban Renewal
                        Agy. Lease, 6.00%
                        due 8/15/2023       Aaa/AAA        1,755,049
        2,000,000       University of ID
                        Univ. Rev. Hsg. Impt.,
                        5.375% due
                        4/1/2023            Aaa/AAA        2,019,400
                                                        ------------
                                                           3,774,449
--------------------------------------------------------------------
ILLINOIS -- 1.7%
        2,000,000       Univ. of IL
                        Univ. Rev. Ser.
                        B,
                        5.125% due
                        4/1/2022            Aaa/AAA        1,944,600
--------------------------------------------------------------------
INDIANA -- 0.2%
          200,000       Indiana Hlth.
                        Fac. Hosp. Rev.
                        (1), 1.85% due
                        3/15/2030          VMIG1/A-1+        200,000
--------------------------------------------------------------------
IOWA -- 3.4%
        1,000,000       Cedar Rapids, IA
                        G.O., 5.25% due
                        6/1/2019             Aaa/NR        1,011,570
        1,500,000       Iowa Fin. Auth.
                        Rev., 5.00% due
                        8/1/2006            Aaa/AAA        1,586,520
        1,255,000       Iowa Fin. Auth.
                        Single Fam. Rev.
                        Ser. A, 6.25% due
                        7/1/2018            Aaa/AAA        1,301,247
                                                        ------------
                                                           3,899,337
--------------------------------------------------------------------
KANSAS -- 2.9%
        2,000,000       Butler Cnty., KS
                        Pub. Bldg. Comm.
                        Rev., 5.55% due
                        10/1/2021            Aaa/NR        2,051,320
        1,280,000       Kansas St. Dept.
                        Trans. Hwy. Rev.,
                        5.25% due
                        9/1/2013            Aa2/AA+        1,323,930
                                                        ------------
                                                           3,375,250
--------------------------------------------------------------------

(1) Variable rate demand notes.


* Unaudited.                                  See notes to financial statements.
48

THE GUARDIAN TAX-EXEMPT FUND
Schedule of Investments (Continued)


--------------------------------------------------------------------
                                             Rating
            Principal                       Moody's/
               Amount                         S&P*             Value
--------------------------------------------------------------------
KENTUCKY -- 4.3%
    $   1,500,000       Kentucky Infra.
                        Wtr. Svcs. Auth.,
                        5.25% due
                        6/1/2017            Aa3/AA-     $  1,516,575
        2,000,000       Kentucky St.
                        Ppty. & Bldgs.
                        Comm. Rev.,
                        5.375% due
                        10/1/2019           Aaa/AAA        2,032,440
        1,430,000       Kentucky St.
                        Ppty. & Bldgs.
                        Comm. Ser. A,
                        5.70% due
                        5/1/2018            Aaa/AAA        1,504,331
                                                        ------------
                                                           5,053,346
--------------------------------------------------------------------
MARYLAND -- 0.8%
          850,000       Montgomery Cnty.,
                        MD G.O., 5.25%
                        due 10/1/2016       Aaa/AAA          878,560
--------------------------------------------------------------------
MASSACHUSETTS -- 1.5%
        1,750,000       Massachusetts St.
                        G.O., 5.25% due
                        11/1/2019           Aaa/AAA        1,763,230
--------------------------------------------------------------------
MICHIGAN -- 4.8%
        2,000,000       Detroit, MI City
                        Sch. Dist. Ser.
                        A, 5.50% due
                        5/1/2020            Aaa/AAA        2,047,320
        1,000,000       Garden City, MI
                        Sch. Dist., 5.50%
                        due 5/1/2018        Aaa/AAA        1,027,820
        1,000,000       Holt, MI Pub.
                        Sch. Ser. A,
                        5.75% due
                        5/1/2017            Aaa/AAA        1,053,970
        1,500,000       Wayne St. Univ., MI,
                        5.25% due
                        11/15/2019          Aaa/AAA        1,503,060
                                                        ------------
                                                           5,632,170
--------------------------------------------------------------------
NEBRASKA -- 1.8%
        2,100,000       Lincoln, NE
                        Elec. Sys. Rev.,
                        5.125% due
                        9/1/2020             Aa2/AA        2,098,593
--------------------------------------------------------------------
NEVADA -- 0.3%
          300,000       Clark Cnty., NV
                        Sch. Dist. G.O.
                        Ser. B (1), 1.80%
                        due 6/15/2021       Aaa/AAA          300,000
--------------------------------------------------------------------
NEW HAMPSHIRE -- 1.3%
        1,555,000       New Hampshire St.
                        Tpk. Sys. Rev.,
                        5.125% due
                        4/1/2020            Aaa/AAA        1,539,434
--------------------------------------------------------------------

--------------------------------------------------------------------
                                             Rating
            Principal                       Moody's/
               Amount                         S&P*             Value
--------------------------------------------------------------------
NEW JERSEY -- 4.3%
    $     545,000       Cherry Hill Twnsp., NJ
                        G.O.,
                        5.00% due
                        7/15/2017            Aa2/NR     $    546,221
        1,500,000       New Jersey St.
                        G.O. Preref.,
                        6.00% due
                        5/1/2016            Aa1/AA+        1,667,880
          500,000       New Jersey St.
                        Tr. Auth. Ser. A,
                        6.50% due
                        6/15/2005           Aaa/AAA          550,350
        2,000,000       New Jersey St.
                        Tr. Corp. Ser. A,
                        6.125% due
                        9/15/2014           Aaa/AAA        2,197,020
                                                        ------------
                                                           4,961,471
--------------------------------------------------------------------
NEW MEXICO -- 0.9%
        1,000,000       New Mexico St.
                        Hwy. Comm. Tax Rev.,
                        6.00% due
                        6/15/2010           Aa2/AA+        1,098,640
--------------------------------------------------------------------
NEW YORK -- 6.1%
        1,500,000       New York St.
                        Dorm. Auth. Lease
                        Ser. A, 6.25% due
                        7/1/2020             NR/A+         1,626,390
        1,700,000       New York, NY
                        Sub. Ser. E5 (1),
                        1.80% due
                        8/1/2017           VMIG1/A-1+      1,700,000
        2,000,000       New York, NY G.O.
                        Ser. H, 5.00% due
                        3/15/2007             A2/A         2,069,160
          250,000       New York, NY
                        G.O. Sub. Ser. B2 (1),
                        1.75% due
                        8/15/2018          VMIG1/A-1+        250,000
        1,500,000       Rensselaer, NY
                        Tobacco Asset
                        Sec., 5.75% due
                        6/1/2043              A1/A         1,506,900
                                                        ------------
                                                           7,152,450
--------------------------------------------------------------------
NORTH CAROLINA -- 1.8%
        1,000,000       North Carolina
                        St. Pub. Impt.
                        Ser. A, 5.25% due
                        3/1/2018            Aaa/AAA        1,025,180
        1,150,000       Orange Wtr. &
                        Swr. Auth. NC
                        Sys. Rev., 5.00%
                        due 7/1/2026         Aa1/AA        1,104,506
                                                        ------------
                                                           2,129,686
--------------------------------------------------------------------
NORTH DAKOTA -- 0.9%
        1,000,000       North Dakota St.
                        Wtr. Comm. Rev.,
                        5.75% due
                        8/1/2020            Aaa/AAA        1,044,650
--------------------------------------------------------------------

                                                 (1) Variable rate demand notes.

See notes to financial statements.                                  * Unaudited.

THE GUARDIAN TAX-EXEMPT FUND
Schedule of Investments (Continued)


--------------------------------------------------------------------


                                             Rating
            Principal                       Moody's/
               Amount                         S&P*        Value
--------------------------------------------------------------------
OHIO -- 9.2%
    $     500,000       Cleveland, OH
                        Parking Facs.
                        Rev., 5.50% due
                        9/15/2016           Aaa/AAA     $    514,325
        2,500,000       Highland, OH
                        Local Sch. Dist.,
                        5.00% due
                        12/1/2026            Aaa/NR        2,427,100
        2,000,000       Ohio Capital
                        Corp. Ref. Ser.
                        A, 5.55% due
                        8/1/2024             Aa2/NR        2,020,500
        1,205,000       Ohio Hsg. Fin. Agy.
                        Mtg. Backed. Sec. Rev.,
                        5.70% due
                        3/1/2017             Aaa/NR        1,238,222
          750,000       Ohio St. Bldg.
                        Auth. Disalle
                        Gov't. Ctr., Ser.
                        A 6.00% due
                        10/1/2005            Aa2/AA          819,577
        1,300,000       Ohio St. Higher
                        Ed. Fac. Comm.,
                        5.50% due
                        12/1/2020           Aaa/AAA        1,334,905
        1,235,000       River Valley, OH
                        Local Sch. Dist.
                        Facs. Const. & Impt.,
                        5.25% due
                        11/1/2020            Aaa/NR        1,239,607
        1,050,000       Univ. Cincinnati,
                        OH General Rcpts.
                        Ser. A, 5.50% due
                        6/1/2011            Aaa/AAA        1,127,269
                                                        ------------
                                                          10,721,505
--------------------------------------------------------------------
OREGON -- 4.8%
        1,690,000       Lane & Douglas
                        Cntys., OR Sch.
                        Dist. G.O., 6.00%
                        due 6/15/2019        NR/AA         1,826,991
        1,530,000       Lane Cnty., OR
                        Sch. Dist. G.O.,
                        5.625% due
                        6/15/2020            Aa2/NR        1,589,838
        1,105,000       McMinnville, OR
                        Sch. Dist. Ref. G.O.,
                        5.50% due
                        6/15/2016            Aaa/NR        1,171,864
        1,000,000       Washington &
                        Clackamas Cntys., OR
                        Sch. Dist. G.O. Ref.,
                        5.25% due
                        6/1/2016             Aaa/NR        1,035,820
                                                        ------------
                                                           5,624,513
--------------------------------------------------------------------
PENNSYLVANIA -- 3.6%
        2,500,000       Delaware River
                        Port Auth. PA &
                        NJ, 5.10% due
                        1/1/2020            Aaa/AAA        2,491,250
        1,000,000       Delaware River
                        Port Auth. PA &
                        NJ Rev., 6.00%
                        due 1/1/2017        Aaa/AAA        1,091,340
          600,000       Montgomery Cnty.,
                        PA G.O., 5.00%
                        due 9/15/2021        Aaa/NR          588,168
                                                        ------------
                                                           4,170,758
--------------------------------------------------------------------

                                          Rating
            Principal                     Moody's/
               Amount                      S&P*             Value
--------------------------------------------------------------------

--------------------------------------------------------------------
PUERTO RICO -- 6.7%
    $   2,500,000       Puerto Rico
                        Comwlth. Hwy. &
                        Trans. Auth. Rev.
                        Ser. B, 6.00% due
                        7/1/2026            Aaa/AAA     $  2,684,050
        1,000,000       Puerto Rico
                        Comwlth. Ref.
                        Pub. Impt. G.O.,
                        5.25% due
                        7/1/2027            Aaa/AAA        1,004,450
        4,000,000       Puerto Rico
                        Electric Power
                        Auth., 4.00% due
                        7/1/2006            Aaa/AAA        4,105,880
                                                        ------------
                                                           7,794,380
--------------------------------------------------------------------
SOUTH CAROLINA -- 5.1%
        1,000,000       Charleston Cnty.,
                        SC Sch. Dist.
                        Ref. Ser. B,
                        5.00% due
                        2/1/2016            Aa1/AA+        1,003,100
        1,250,000       Charleston, SC
                        Wtrwks. & Swr. Rev.,
                        5.25% due
                        1/1/2018            Aa3/AA-        1,262,575
        2,120,000       Richland Cnty.,
                        SC Sch. Dist.
                        Ser. A, 5.00% due
                        3/1/2014            Aa1/AA+        2,155,340
        1,500,000       South Carolina
                        St. G.O., 5.65%
                        due 7/1/2020        Aaa/AAA        1,559,370
                                                        ------------
                                                           5,980,385
--------------------------------------------------------------------
TENNESSEE -- 4.8%
        1,010,000       Chattanooga, TN
                        G.O., 5.00% due
                        3/1/2009             Aa2/AA        1,050,582
        1,000,000       Knox Cnty., TN
                        Pub. Impt. G.O.,
                        5.375% due
                        5/1/2020             Aa2/AA        1,017,030
        1,665,000       Knoxville, TN
                        Elec. Rev., 5.00%
                        due 7/1/2014         Aa3/AA        1,683,365
        1,500,000       Montgomery Cnty.,
                        TN, 5.125% due
                        5/1/2020             Aa2/NR        1,484,955
          300,000       Sullivan Cnty.,
                        TN Ind. Dev. Brd.
                        (1), 1.80% due
                        10/1/2016           NR/A-1+          300,000
                                                        ------------
                                                           5,535,932
--------------------------------------------------------------------
TEXAS -- 0.1%
          150,000       Texas St. G.O.
                        Preref Wtr. Dev. Brd.,
                        6.50% due
                        8/1/2005             NR/AA           166,004
--------------------------------------------------------------------
WASHINGTON -- 2.4%
        1,500,000       Cowlitz Cnty., WA
                        Sch. Dist. G.O.,
                        5.50% due
                        12/1/2019            Aaa/NR        1,533,255
        1,250,000       Snohomish Cnty., WA
                        G.O.,
                        5.375% due
                        12/1/2019           Aaa/AAA        1,262,850
                                                        ------------
                                                           2,796,105
--------------------------------------------------------------------

(1) Variable rate demand notes.


* Unaudited.                                  See notes to financial statements.
50

THE GUARDIAN TAX-EXEMPT FUND
Schedule of Investments (Continued)



--------------------------------------------------------------------
                                           Rating
            Principal                      Moody's/
               Amount                       S&P*             Value
--------------------------------------------------------------------
WYOMING -- 0.2%
    $     170,000       Lincoln Cnty., WY
                        Poll. Control Rev.
                        (1), 1.80% due
                        11/1/2014           P1/A-1+     $    170,000
--------------------------------------------------------------------
                        TOTAL MUNICIPAL BONDS
                        (COST $114,206,891)              115,690,946
--------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.3%
  (COST $114,206,891)                                    115,690,946

CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.7%                                  768,208
--------------------------------------------------------------------
NET ASSETS -- 100%                                     $116,459,154
--------------------------------------------------------------------

GLOSSARY:
    G.O. -- General Obligation.

                                                 (1) Variable rate demand notes.

See notes to financial statements.                                  * Unaudited.

 The Guardian Cash Management Fund
 COMMERCIAL PAPER -- 84.8%

    Principal                           Maturity
       Amount                             Date             Value
----------------------------------------------------------------
FINANCIAL -- 34.6%
AUTOMOTIVE -- 5.5%
$   5,000,000   American Honda Finance
                  1.90%                 1/29/2002   $  4,992,611
    5,000,000   American Honda Finance
                  1.72%                 1/30/2002      4,993,072
   10,000,000   American Honda Finance
                  2.025%                2/13/2002      9,975,813
   10,000,000   Toyota Motor Credit Corp.
                  1.76%                 2/13/2002      9,978,978
    5,000,000   Toyota Motor Credit Corp.
                  1.80%                 1/25/2002      4,994,000
                                                    ------------
                                                      34,934,474
----------------------------------------------------------------
FINANCE COMPANIES -- 2.8%
    5,000,000   Coca-Cola Financial Corp.
                  2.21%                  1/7/2002      4,998,158
    7,500,000   Coca-Cola Financial Corp.
                  1.90%                 1/23/2002      7,491,292
    5,000,000   Coca-Cola Financial Corp.
                  1.85%                 4/23/2002      4,971,222
                                                    ------------
                                                      17,460,672
----------------------------------------------------------------
FINANCIAL-BANKS -- 11.8%
   10,000,000   Abbey Nat'l. North
                  Ave.
                  1.89%                  2/4/2002      9,982,150
   13,000,000   Barclays U.S. Funding
                  2.04%                  1/4/2002     12,997,790
    5,000,000   Dresdner Bank AG
                  2.26%                 1/11/2002      4,996,861
    5,000,000   Dresdner Bank AG
                  1.80%                 1/17/2002      4,996,000
   10,000,000   HSBC USA, Inc.
                  2.11%                 1/28/2002      9,984,175
   10,000,000   HVB Finance
                  1.94%                  2/4/2002      9,981,678
    7,500,000   Societe Generale N.A
                  1.84%                 2/15/2002      7,482,750
   10,000,000   Societe Generale N.A
                  1.76%                  3/1/2002      9,971,156
    5,150,000   UBS Finance LLC
                  1.85%                  6/6/2002      5,108,714
                                                    ------------
                                                      75,501,274
----------------------------------------------------------------
FINANCIAL-OTHER -- 12.5%
   10,000,000   Goldman Sachs Group,
                  Inc.
                  2.25%                 1/16/2002      9,990,625
   10,000,000   Goldman Sachs Group,
                  Inc.
                  1.83%                 2/13/2002      9,978,142
    5,000,000   Govco, Inc.
                  1.82%                  2/5/2002      4,991,153
    5,000,000   Govco, Inc.
                  1.92%                  2/5/2002      4,990,667
   10,000,000   Household Financial Corp.
                  1.85%                 1/30/2002      9,985,097
    5,000,000   Lehman Brothers
                  Hldgs., Inc.
                  1.90%                 7/17/2002      4,948,014
   10,000,000   Morgan Stanley Dean
                  Witter & Co.
                  2.02%                 1/18/2002      9,990,461
    5,000,000   Nat'l. Cooperative
                  Bank
                  2.09%                 1/22/2002      4,993,904
   10,000,000   Salomon, Inc.
                  1.81%                  2/4/2002      9,982,905
   10,000,000   Salomon, Inc.
                  1.74%                  2/7/2002      9,982,117
                                                    ------------
                                                      79,833,085
----------------------------------------------------------------

----------------------------------------------------------------
    Principal                           Maturity
       Amount                             Date             Value
----------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 2.0%
$   5,000,000   Nat'l Rural Utils.
                  Coop. Fin. Corp.
                  1.95%                 1/24/2002   $  4,993,771
    8,000,000   Nat'l Rural Utils.
                  Coop. Fin. Corp.
                  1.90%                 1/25/2002      7,989,866
                                                    ------------
                                                      12,983,637
----------------------------------------------------------------
                TOTAL FINANCIAL                      220,713,142
----------------------------------------------------------------
INDUSTRIAL -- 50.2%
AUTOMOTIVE -- 2.7%
    7,500,000   Volkswagen of America, Inc.
                  2.02%                  1/4/2002      7,498,737
    5,000,000   Volkswagen of America, Inc.
                  1.85%                 1/28/2002      4,993,063
    5,000,000   Volkswagen of America, Inc.
                  2.04%                 1/28/2002      4,992,350
                                                    ------------
                                                      17,484,150
----------------------------------------------------------------
CONGLOMERATES -- 2.3%
    5,000,000   General Electric Capital Corp.
                  1.87%                 2/19/2002      4,987,274
   10,000,000   General Electric Capital Corp.
                  1.82%                  3/1/2002      9,970,172
                                                    ------------
                                                      14,957,446
----------------------------------------------------------------
COSMETICS AND TOILETRIES -- 2.3%
   10,000,000   Kimberly-Clark Worldwide
                  2.01%                 1/30/2002      9,983,808
    5,000,000   L'Oreal USA, Inc.
                  1.88%                 1/23/2002      4,994,256
                                                    ------------
                                                      14,978,064
----------------------------------------------------------------
DRUGS AND HOSPITALS -- 6.6%
   10,000,000   Glaxo-Wellcome, PLC
                  1.85%                  2/6/2002      9,981,500
   10,000,000   Glaxo-Wellcome, PLC
                  1.86%                  2/6/2002      9,981,400
    6,420,000   Merck & Co., Inc.
                  1.71%                 3/15/2002      6,397,739
    8,000,000   Pfizer, Inc.
                  1.73%                  1/2/2002      7,999,615
    7,500,000   Pfizer, Inc.
                  1.82%                  2/8/2002      7,485,592
                                                    ------------
                                                      41,845,846
----------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 2.3%
   10,000,000   Sharp Electronics
                  1.73%                  2/1/2002      9,985,103
    5,000,000   Sharp Electronics
                  1.85%                  2/1/2002      4,992,034
                                                    ------------
                                                      14,977,137
----------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 6.2%
    5,000,000   Coca-Cola Enterprises,
                  Inc.
                  1.70%                 2/20/2002      4,988,195
   10,000,000   H.J. Heinz Co.
                  2.08%                 1/15/2002      9,991,911
    5,000,000   H.J. Heinz Co.
                  1.89%                 1/25/2002      4,993,700
   10,000,000   Kraft Foods, Inc.
                  1.80%                  2/7/2002      9,981,500
    9,620,000   Nestle Capital Corp.
                  1.93%                 3/27/2002      9,576,162
                                                    ------------
                                                      39,531,468
----------------------------------------------------------------


                                              See notes to financial statements.
52

THE GUARDIAN CASH MANAGEMENT FUND
Schedule of Investments (Continued)


----------------------------------------------------------------
    Principal                           Maturity
       Amount                             Date             Value
----------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 3.1%
$  10,000,000   Colgate-Palmolive Co.
                  1.83%                 1/31/2002   $  9,984,750
   10,000,000   Procter & Gamble Co.
                  1.80%                  2/8/2002      9,981,000
                                                    ------------
                                                      19,965,750
----------------------------------------------------------------
MERCHANDISING-MASS -- 0.8%
    5,000,000   Wal-Mart Stores, Inc.
                  1.77%                  2/5/2002      4,991,396
----------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES -- 2.2%
    4,667,000   Monsanto Co.
                  2.10%                 2/11/2002      4,655,838
    4,500,000   Northwestern
                  University
                  1.82%                 3/26/2002      4,480,890
    5,000,000   Northwestern
                  University
                  1.81%                  4/2/2002      4,977,124
                                                    ------------
                                                      14,113,852
----------------------------------------------------------------
OIL AND GAS SERVICES -- 2.1%
    5,000,000   Equilon Enterprises
                  LLC
                  1.82%                 1/17/2002      4,995,955
    8,636,000   Equilon Enterprises
                  LLC
                  1.86%                 1/17/2002      8,628,861
                                                    ------------
                                                      13,624,816
----------------------------------------------------------------
OIL-INTEGRATED-DOMESTIC -- 1.6%
   10,000,000   BP America, Inc.
                  1.80%                 2/25/2002      9,972,500
----------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 1.6%
    5,000,000   Texaco, Inc.
                  1.85%                 1/11/2002      4,997,431
    5,000,000   Texaco, Inc.
                  2.02%                 1/11/2002      4,997,194
                                                    ------------
                                                       9,994,625
----------------------------------------------------------------
PUBLISHING AND PRINTING -- 1.3%
    8,300,000   Tribune Co.
                  2.13%                 1/22/2002      8,289,688
----------------------------------------------------------------
TELECOMMUNICATIONS -- 7.6%
    4,750,000   AT & T Capital Corp.
                  6.90%                 1/30/2002      4,767,522
    5,000,000   SBC Comm., Inc.
                  1.80%                 1/31/2002      4,992,500
   10,000,000   Telstra Corp. Ltd.
                  1.88%                  2/8/2002      9,980,155
   10,000,000   Telstra Corp. Ltd.
                  2.03%                 2/20/2002      9,971,806
    3,600,000   Verizon Network
                  Funding
                  2.01%                 1/15/2002      3,597,186
    5,000,000   Verizon Network
                  Funding
                  1.93%                 1/29/2002      4,992,494
    5,000,000   Verizon Network
                  Funding
                  1.75%                  6/5/2002      4,962,326
    5,000,000   Verizon Network
                  Funding
                  1.85%                 6/21/2002      4,956,063
                                                    ------------
                                                      48,220,052
----------------------------------------------------------------

----------------------------------------------------------------
    Principal                           Maturity
       Amount                             Date             Value
----------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 7.5%
$  10,000,000   Duke Energy Co.
                  1.90%                 1/25/2002   $  9,987,333
    5,000,000   Southern Co.
                  2.03%                 1/22/2002      4,994,079
    6,150,000   Southern Co.
                  2.10%                 1/23/2002      6,142,107
    5,000,000   Southern Co.
                  2.00%                  2/6/2002      4,990,000
    4,625,000   Southern Co.
                  1.90%                  2/4/2002      4,616,701
    2,000,000   Virginia Electric & Power Co.
                  1.74%                 1/17/2002      1,998,453
    5,000,000   Virginia Electric & Power Co.
                  2.07%                 1/18/2002      4,995,113
   10,000,000   Virginia Electric & Power Co.
                  2.08%                 1/18/2002      9,990,178
                                                    ------------
                                                      47,713,964
----------------------------------------------------------------
                TOTAL INDUSTRIAL                     320,660,754
----------------------------------------------------------------
                TOTAL COMMERCIAL PAPER
                (COST $541,373,896)                  541,373,896
----------------------------------------------------------------

 FLOATING RATE NOTES AND BONDS -- 11.3%

    Principal                             Reset
       Amount                             Date             Value
----------------------------------------------------------------
MUNICIPAL BONDS -- 11.3%
$  10,280,000   California Housing Fin. Agency (a)
                  2.15%                  1/2/2002   $ 10,280,000
   11,000,000   California Housing Fin. Agency (a)
                  2.15%                  1/2/2002     11,000,000
   16,025,000   New York City Trans.
                  (a)
                  2.15%                  1/2/2002     16,025,000
   18,000,000   Sacramento Cnty., CA
                  (a)
                  2.15%                  1/2/2002     18,000,000
    5,000,000   Utah Housing Corp.
                  Single Family (a)
                  2.15%                  1/2/2002      5,000,000
    4,130,000   Utah St. Housing Fin. Agency (a)
                  2.15%                  1/2/2002      4,130,000
    7,660,000   Virginia St. Housing Dev. Auth. (a)
                  2.15%                  1/2/2002      7,660,000
----------------------------------------------------------------
                TOTAL FLOATING RATE NOTES AND BONDS
                (COST $72,095,000)                    72,095,000
----------------------------------------------------------------

 REPURCHASE AGREEMENT -- 4.4%

    Principal
       Amount                                              Value
----------------------------------------------------------------
$  28,210,000   State Street Bank and Trust Co.
                repurchase agreement,
                dated 12/31/2001, maturity
                value $28,212,758 at
                1.76% due 1/2/2002 (1)
                (COST $28,210,000)                  $ 28,210,000
----------------------------------------------------------------
TOTAL INVESTMENTS -- 100.5%
(COST $641,678,896)                                  641,678,896
LIABILITIES IN EXCESS OF CASH, RECEIVABLES
AND OTHER ASSETS -- (0.5)%                            (3,333,163)
----------------------------------------------------------------
NET ASSETS -- 100%                                  $638,345,733
----------------------------------------------------------------

(a) Floating rate note. The rate shown is the rate in effect at December 31, 2001.
(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

See notes to financial statements.

         FINANCIAL STATEMENTS


 The Park Avenue Portfolio
 STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2001
--------------------------------------------------------------------------------

                                                                               THE GUARDIAN   THE GUARDIAN
                                                               THE GUARDIAN    PARK AVENUE       ASSET
                                                               PARK AVENUE      SMALL CAP      ALLOCATION
                                                                   FUND            FUND           FUND
                                                              --------------------------------------------
ASSETS
     Investments, at identified cost*.......................  $2,075,589,855   $155,161,565   $245,583,269
                                                              ============================================
     Investments, at market -- Note 1.......................   1,988,161,238    165,620,348    221,183,566
     Repurchase agreements..................................      91,370,000     10,101,000      9,548,000
                                                              --------------------------------------------
          TOTAL INVESTMENTS.................................   2,079,531,238    175,721,348    230,731,566
     Cash...................................................              80            545            660
     Foreign Currency (cost $29,013 GBGIF and $682,163
       GBGEMF, respectively)................................              --             --             --
     Dividends receivable...................................       2,022,707         68,253        239,543
     Receivable for fund shares sold........................         394,580        197,311         41,427
     Interest receivable....................................           4,467            494            467
     Deferred organization expenses -- Note 8...............              --          4,548             --
     Receivable for securities sold.........................              --             --             --
     Dividend reclaim receivable............................              --             --             --
     Other assets...........................................          17,006          1,139            636
                                                              --------------------------------------------
          TOTAL ASSETS......................................   2,081,970,078    175,993,638    231,014,299
                                                              --------------------------------------------
LIABILITIES
     Payable for fund shares redeemed.......................       5,990,594        388,481        580,815
     Payable for securities purchased.......................       4,674,179             --             --
     Accrued expenses.......................................         461,881         79,063         84,928
     Payable for variation margin -- Note 1.................              --             --        380,784
     Due to custodian.......................................              --             --             --
     Payable for forward mortgage securities
       purchased -- Note 7..................................              --             --             --
     Distributions payable..................................              --             --             --
     Due to affiliates......................................       1,441,391        165,130         69,889
                                                              --------------------------------------------
          TOTAL LIABILITIES.................................      12,568,045        632,674      1,116,416
                                                              --------------------------------------------
          NET ASSETS........................................  $2,069,402,033   $175,360,964   $229,897,883
                                                              ============================================

* Includes repurchase agreements.

See notes to financial statements.

     THE GUARDIAN    THE GUARDIAN      THE GUARDIAN     THE GUARDIAN   THE GUARDIAN                  THE GUARDIAN
       S&P 500      BAILLIE GIFFORD   BAILLIE GIFFORD    INVESTMENT     HIGH YIELD    THE GUARDIAN       CASH
        INDEX        INTERNATIONAL       EMERGING         QUALITY          BOND        TAX-EXEMPT     MANAGEMENT
         FUND            FUND          MARKETS FUND      BOND FUND         FUND           FUND           FUND
-----------------------------------------------------------------------------------------------------------------
     $356,369,107    $109,843,577       $37,065,465     $208,632,390   $57,030,094    $114,206,891   $641,678,896
=================================================================================================================
      289,748,352      96,402,663        39,127,512      205,856,743    55,123,812     115,690,946    613,468,896
       11,200,000              --           885,000        2,953,000       982,000              --     28,210,000
-----------------------------------------------------------------------------------------------------------------
      300,948,352      96,402,663        40,012,512      208,809,743    56,105,812     115,690,946    641,678,896
           79,188              --               315          101,497        95,336       4,056,413         77,018
               --          27,015           680,330               --            --              --             --
          293,952          49,201            76,307               --            --              --             --
          282,365       1,848,519             8,521        1,714,710       181,496             441      1,080,778
              548              --                21        1,642,068     1,238,350       1,480,130        433,520
               --              --             1,554               --            --              --             --
               --       5,575,789                --               --            --       4,580,953             --
               --          82,182             2,028               --            --              --             --
            1,266             804               237              830           254             497          3,209
-----------------------------------------------------------------------------------------------------------------
      301,605,671     103,986,173        40,781,825      212,268,848    57,621,248     125,809,380    643,273,421
-----------------------------------------------------------------------------------------------------------------
            1,934         924,209            89,507          303,673            --         144,828      4,401,768
               --          49,240           226,955          500,868            --       9,067,730             --
           44,796         164,978           140,259           26,275        39,159          50,167        100,504
           88,375              --                --               --            --              --             --
               --       1,448,084                --               --            --              --             --
               --              --                --       35,558,346            --              --             --
               --              --                --          288,967            --           9,678          4,696
          140,247          32,840            18,553          128,011        54,189          77,823        420,720
-----------------------------------------------------------------------------------------------------------------
          275,352       2,619,351           475,274       36,806,140        93,348       9,350,226      4,927,688
-----------------------------------------------------------------------------------------------------------------
     $301,330,319    $101,366,822       $40,306,551     $175,462,708   $57,527,900    $116,459,154   $638,345,733
=================================================================================================================

         FINANCIAL STATEMENTS

 The Park Avenue Portfolio
 STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

December 31, 2001
--------------------------------------------------------------------------------

                                                                               THE GUARDIAN
                                                               THE GUARDIAN    PARK AVENUE
                                                               PARK AVENUE      SMALL CAP
                                                                   FUND            FUND
                                                              -----------------------------
COMPONENTS OF NET ASSETS
     Shares of beneficial interest, at par..................  $      649,940   $    112,214
     Additional paid-in capital.............................   2,450,940,813    161,287,008
     Undistributed/(overdistributed) net investment
      income................................................       2,772,492             --
     Accumulated net realized gain/(loss) on investments and
      foreign currency related transactions.................    (388,902,595)    (6,598,041)
     Net unrealized appreciation/(depreciation) of
      investments and foreign currency related
      transactions..........................................       3,941,383     20,559,783
                                                              -----------------------------
          NET ASSETS........................................  $2,069,402,033   $175,360,964
                                                              =============================
NET ASSETS
     Class A................................................  $1,779,818,173   $139,773,780
     Class B................................................  $  274,761,227   $ 20,876,400
     Class C................................................  $    7,593,619   $  6,751,838
     Class K................................................  $    7,229,014   $  7,958,946
SHARES OF BENEFICIAL INTEREST OUTSTANDING -- $0.01 PAR VALUE
     Class A................................................      55,621,650      8,881,289
     Class B................................................       8,898,141      1,382,471
     Class C................................................         247,810        447,984
     Class K................................................         226,432        509,661
NET ASSET VALUE PER SHARE
     Class A................................................          $32.00         $15.74
     Class B................................................          $30.88         $15.10
     Class C................................................          $30.64         $15.07
     Class K................................................          $31.93         $15.62
MAXIMUM OFFERING PRICE PER SHARE
     Class A Only (Net Asset Value x 104.71%)*..............          $33.51         $16.48

 * Based on sale of less than $100,000. On sale of $100,000 or more, the offering price is reduced.

** No load is charged on Class A shares.

See notes to financial statements.

     THE GUARDIAN   THE GUARDIAN    THE GUARDIAN      THE GUARDIAN     THE GUARDIAN   THE GUARDIAN                  THE GUARDIAN
        ASSET         S&P 500      BAILLIE GIFFORD   BAILLIE GIFFORD    INVESTMENT     HIGH YIELD    THE GUARDIAN       CASH
      ALLOCATION       INDEX        INTERNATIONAL       EMERGING         QUALITY          BOND        TAX-EXEMPT     MANAGEMENT
         FUND           FUND            FUND          MARKETS FUND      BOND FUND         FUND           FUND           FUND
--------------------------------------------------------------------------------------------------------------------------------
     $    212,369   $    381,564    $     92,356       $    48,657     $    177,903   $    80,073    $    115,458   $  6,383,462
      284,674,730    356,859,108     129,245,420        45,917,802      175,463,632    74,732,639     114,404,254    631,962,271
        2,422,222         20,378        (108,626)          (42,806)              --            --              --             --
      (43,620,595)      (779,998)    (14,399,978)       (8,557,218)        (356,180)  (16,360,530)        455,387             --
      (13,790,843)   (55,150,733)    (13,462,350)        2,940,116          177,353      (924,282)      1,484,055             --
--------------------------------------------------------------------------------------------------------------------------------
     $229,897,883   $301,330,319    $101,366,822       $40,306,551     $175,462,708   $57,527,900    $116,459,154   $638,345,733
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
     $169,385,932   $276,644,544    $ 80,856,443       $19,777,348     $144,900,471   $33,796,689    $107,676,088   $606,044,660
     $ 44,812,691   $  9,705,246    $  8,227,805       $ 6,022,996     $ 13,036,448   $ 8,181,572              --   $ 15,684,623
     $  8,080,141   $  7,597,617    $  5,529,539       $ 6,485,771     $  9,089,768   $ 7,656,726    $  8,783,066   $  8,491,677
     $  7,619,119   $  7,382,912    $  6,753,035       $ 8,020,436     $  8,436,021   $ 7,892,913              --   $  8,124,773
       15,621,338     35,026,132       7,293,980         2,341,284       14,691,497     4,703,524      10,675,020    606,044,660
        4,161,068      1,231,270         792,658           754,295        1,322,323     1,139,282              --     15,684,623
          750,415        964,142         531,662           811,125          921,977     1,066,365         870,805      8,491,677
          704,117        934,905         617,290           958,952          854,545     1,098,124              --      8,124,773
           $10.84          $7.90          $11.09             $8.45            $9.86         $7.19          $10.09          $1.00
           $10.77          $7.88          $10.38             $7.98            $9.86         $7.18              --          $1.00
           $10.77          $7.88          $10.40             $8.00            $9.86         $7.18          $10.09          $1.00
           $10.82          $7.90          $10.94             $8.36            $9.87         $7.19              --          $1.00
           $11.35          $8.27          $11.61             $8.85           $10.32         $7.53          $10.57          N/A**

 - The Park Avenue Portfolio
 STATEMENTS OF OPERATIONS

Year Ended December 31, 2001
--------------------------------------------------------------------------------

                                                                              THE GUARDIAN   THE GUARDIAN
                                                              THE GUARDIAN    PARK AVENUE       ASSET
                                                               PARK AVENUE     SMALL CAP      ALLOCATION
                                                                  FUND            FUND           FUND
                                                              -------------------------------------------
INVESTMENT INCOME
     Dividends..............................................  $  23,851,938   $  1,018,281   $  3,887,842
     Interest...............................................      4,508,586        529,465      3,499,087
     Less: Foreign tax withheld.............................        (16,576)        (2,569)        (1,232)
                                                              -------------------------------------------
           Total Income.....................................     28,343,948      1,545,177      7,385,697
                                                              -------------------------------------------
  EXPENSES:
     Investment advisory fees -- Note 2.....................     12,444,017      1,274,857      1,657,620
     Administrative fees -- Class A -- Note 2...............      4,298,348        342,736        489,661
     Administrative fees -- Class B -- Note 2...............        826,179         53,972        115,133
     Administrative fees -- Class C -- Note 2...............         19,021         16,175         20,887
     Administrative fees -- Class K -- Note 2...............         11,649         12,124         11,922
     12b-1 fees -- Class B -- Note 3........................      2,478,538        161,917        345,399
     12b-1 fees -- Class C -- Note 3........................         57,066         48,525         62,662
     12b-1 fees -- Class K -- Note 3........................         18,639         19,398         19,075
     Transfer agent fees -- Class A.........................      2,068,647        166,827        200,564
     Transfer agent fees -- Class B.........................        710,120         59,101         74,702
     Transfer agent fees -- Class C.........................         32,699         27,793         28,490
     Transfer agent fees -- Class K.........................          2,200          2,250          2,000
     Custodian fees.........................................        338,719        125,856         97,962
     Printing expense.......................................        260,000         19,000         27,500
     Registration fees......................................         85,000         67,500         85,745
     Legal fees.............................................         42,000          1,500          2,000
     Insurance expense......................................         26,026          1,251            774
     Loan commitment fees -- Note 10........................         25,500          1,600          1,145
     Audit fees.............................................         23,500         19,500         19,500
     Trustees' fees -- Note 2...............................         22,552         22,553         24,553
     Other..................................................            680            680            680
     Deferred organization expense -- Note 8................             --          9,048             --
     Interest expense on reverse repurchase agreements......             --             --             --
                                                              -------------------------------------------
           Total Expenses before Reimbursement and Custody
            credits.........................................     23,791,100      2,454,163      3,287,974
     Less: Expenses assumed by investment adviser -- Note
       2....................................................             --             --     (1,620,687)
           Custody credits -- Note 1........................             --             --             --
                                                              -------------------------------------------
           Expenses Net of Reimbursement and Custody
            credits.........................................     23,791,100      2,454,163      1,667,287
                                                              -------------------------------------------
  NET INVESTMENT INCOME/(LOSS)..............................      4,552,848       (908,986)     5,718,410
                                                              -------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES -- NOTE 4
     Net realized gain/(loss) on investments -- Note 1......   (388,310,475)    (2,167,853)   (12,218,043)
     Net realized loss on sale of underlying funds..........             --             --    (32,109,309)
     Net realized gains received from underlying funds......             --             --        253,054
     Foreign capital gains tax..............................             --             --             --
     Net realized gain/(loss) on foreign currency related
       transactions -- Note 1...............................             --             --             --
     Net change in unrealized appreciation/(depreciation) on
       investments -- Note 4................................   (312,815,223)   (10,619,923)     7,653,004
     Net change in unrealized depreciation from translation
       of other assets and liabilities denominated in
       foreign currencies -- Note 1.........................             --             --             --
                                                              -------------------------------------------
  NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
     AND FOREIGN CURRENCIES.................................   (701,125,698)   (12,787,776)   (36,421,294)
                                                              -------------------------------------------
       NET INCREASE/(DECREASE) IN NET ASSETS
          FROM OPERATIONS...................................  $(696,572,850)  $(13,696,762)  $(30,702,884)
                                                              -------------------------------------------
                                                              -------------------------------------------

See notes to financial statements.

     THE GUARDIAN    THE GUARDIAN      THE GUARDIAN     THE GUARDIAN   THE GUARDIAN                  THE GUARDIAN
       S&P 500      BAILLIE GIFFORD   BAILLIE GIFFORD    INVESTMENT     HIGH YIELD    THE GUARDIAN       CASH
        INDEX        INTERNATIONAL       EMERGING         QUALITY          BOND        TAX-EXEMPT     MANAGEMENT
         FUND            FUND          MARKETS FUND      BOND FUND         FUND           FUND           FUND
-----------------------------------------------------------------------------------------------------------------
     $  3,408,638    $  1,957,202       $   789,910     $        --    $        --    $        --    $        --
          185,250         123,445            29,673      10,184,873      5,664,241      5,333,886     22,045,771
          (17,450)       (232,485)          (70,833)             --             --             --             --
-----------------------------------------------------------------------------------------------------------------
        3,576,438       1,848,162           748,750      10,184,873      5,664,241      5,333,886     22,045,771
-----------------------------------------------------------------------------------------------------------------
          640,990         938,656           356,030         855,218        339,385        546,824      2,774,408
          591,134         242,067            47,201         365,046         89,605        251,792      1,318,432
           20,074          25,040            14,586          27,528         20,319             --         35,242
           18,123          15,222            15,580          22,023         19,249         21,620         20,880
           11,714          11,057            11,696          13,067         12,293             --         12,705
           60,221          75,119            43,757          82,584         60,958             --        105,726
           54,368          45,665            46,738          66,069         57,746         64,860         62,640
           18,743          17,691            18,713          20,907         19,669             --         20,327
           33,734         135,099            44,237          69,555         37,053         35,666        455,428
           29,394          47,338            35,500          30,474         34,424             --         23,545
           27,599          27,571            27,217          28,094         27,050         27,017          6,706
            2,000           1,500             2,300           1,500          1,500             --          2,700
          155,270         265,485           196,122         114,562         87,432         80,110        138,255
           12,536          14,700             7,100          15,028          6,984          8,443         33,174
           93,491          70,418            66,210          71,992         64,743         32,054         83,293
            3,643           2,000               800           1,197          1,000          1,000         10,083
            1,453           1,027               270           1,012            399            722          2,157
            2,051           1,130               306           1,505            532            993          4,762
           19,500          24,000            24,000          19,500         23,500         19,500         18,500
           22,553          22,553            22,553          22,553         22,553         22,553         22,553
            1,984             680               680             680            680            680            680
               --              --             5,344              --             --             --             --
               --              --                --          11,566             --             --             --
-----------------------------------------------------------------------------------------------------------------
        1,820,575       1,984,018           986,940       1,841,660        927,074      1,113,834      5,152,196
         (328,289)             --                --        (206,609)      (307,850)       (58,161)      (246,955)
               --              --                --              --             --        (61,213)            --
-----------------------------------------------------------------------------------------------------------------
        1,492,286       1,984,018           986,940       1,635,051        619,224        994,460      4,905,241
-----------------------------------------------------------------------------------------------------------------
        2,084,152        (135,856)         (238,190)      8,549,822      5,045,017      4,339,426     17,140,530
-----------------------------------------------------------------------------------------------------------------
         (758,613)    (13,133,749)       (4,954,810)      6,988,196     (9,122,172)     3,524,664             --
               --              --                --              --             --             --             --
               --              --                --              --             --             --             --
               --          17,047            54,494              --             --             --             --
               --          81,605          (155,025)             --             --             --             --
      (36,478,577)    (15,403,270)        5,784,712      (2,077,753)     5,354,568     (2,908,494)            --
               --         (11,780)           (6,473)             --             --             --             --
-----------------------------------------------------------------------------------------------------------------
      (37,237,190)    (28,450,147)          722,898       4,910,443     (3,767,604)       616,170             --
-----------------------------------------------------------------------------------------------------------------
     $(35,153,038)   $(28,586,003)      $   484,708     $13,460,265    $ 1,277,413    $ 4,955,596    $17,140,530
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

 - The Park Avenue Portfolio
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                                THE GUARDIAN
                                                THE GUARDIAN                     PARK AVENUE                  THE GUARDIAN
                                              PARK AVENUE FUND                 SMALL CAP FUND             ASSET ALLOCATION FUND
                                       -------------------------------   ---------------------------   ---------------------------

                                           YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                            2001             2000            2001           2000           2001           2000
                                       -------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
   Net investment income/(loss).....   $    4,552,848   $  (10,572,682)  $   (908,986)  $   (801,265)  $  5,718,410   $  8,343,748
   Net realized gain/(loss) on
     investments and foreign
     currency related
     transactions...................     (388,310,475)     374,481,390     (2,167,853)     7,988,841    (44,074,298)    30,559,603
   Net change in unrealized
     appreciation/ (depreciation) of
     investments and foreign
     currency related transactions..     (312,815,223)  (1,067,537,796)   (10,619,923)   (16,441,214)     7,653,004    (37,001,266)
                                       -------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...     (696,572,850)    (703,629,088)   (13,696,762)    (9,253,638)   (30,702,884)     1,902,085
                                       -------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHARESHOLDERS FROM:
   Net investment income
     Class A........................       (1,670,149)        (153,407)            --             --     (2,947,712)    (7,027,208)
     Class B........................               --               --             --             --       (417,338)    (1,117,215)
     Class C........................               --               --             --             --        (23,321)      (136,470)
     Class K........................               --               --             --             --             --             --
   Tax return of capital
     Class A........................               --               --             --             --             --             --
     Class B........................               --               --             --             --             --             --
     Class C........................               --               --             --             --             --             --
   Net realized gain on investments
     and foreign currency related
     transactions
     Class A........................      (13,211,280)    (423,201,940)            --     (1,160,484)   (11,069,074)   (23,523,297)
     Class B........................       (2,153,237)     (71,903,802)            --       (201,952)    (2,627,089)    (4,934,210)
     Class C........................          (49,060)        (971,671)            --        (56,165)      (485,346)      (544,223)
     Class K........................          (48,270)              --             --             --       (447,297)            --
                                       -------------------------------------------------------------------------------------------
     TOTAL DIVIDENDS AND
       DISTRIBUTIONS TO
       SHAREHOLDERS.................      (17,131,996)    (496,230,820)            --     (1,418,601)   (18,017,177)   (37,282,623)
                                       -------------------------------------------------------------------------------------------
 FROM CAPITAL SHARE TRANSACTIONS:
   Net increase/(decrease) in net
     assets from capital share
     transactions -- Note 9.........     (245,379,763)     385,861,074      7,026,051     51,242,179     (8,177,791)    54,231,006
                                       -------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET
   ASSETS...........................     (959,084,609)    (813,998,834)    (6,670,711)    40,569,940    (56,897,852)    18,850,468
NET ASSETS:
Beginning of year...................    3,028,486,642    3,842,485,476    182,031,675    141,461,735    286,795,735    267,945,267
                                       -------------------------------------------------------------------------------------------
End of year*........................   $2,069,402,033   $3,028,486,642   $175,360,964   $182,031,675   $229,897,883   $286,795,735
                                       -------------------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------------------
+ Commencement of operations
* Includes
 undistributed/(overdistributed) net
 investment income of...............   $    2,772,492   $           --   $         --   $         --   $  2,422,222   $     91,779

                                              THE GUARDIAN
                                                 S&P 500
                                               INDEX FUND
                                      -----------------------------
                                                      PERIOD FROM
                                                     JULY 25, 2000+
                                       YEAR ENDED          TO
                                      DECEMBER 31,    DECEMBER 31,
                                          2001            2000
                                      -----------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
   Net investment income/(loss).....  $  2,084,152    $    541,363
   Net realized gain/(loss) on
     investments and foreign
     currency related
     transactions...................      (758,613)         65,671
   Net change in unrealized
     appreciation/ (depreciation) of
     investments and foreign
     currency related transactions..   (36,478,577)    (18,672,156)
                                       ----------------------------
NET INCREASE/(DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...   (35,153,038)    (18,065,122)
                                       ----------------------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHARESHOLDERS FROM:
   Net investment income
     Class A........................    (2,075,105)       (498,455)
     Class B........................        (5,702)             --
     Class C........................        (5,091)             --
     Class K........................       (21,719)             --
   Tax return of capital
     Class A........................            --              --
     Class B........................            --              --
     Class C........................            --              --
   Net realized gain on investments
     and foreign currency related
     transactions
     Class A........................            --         (79,085)
     Class B........................            --          (3,590)
     Class C........................            --          (3,446)
     Class K........................            --              --
                                       ----------------------------
     TOTAL DIVIDENDS AND
       DISTRIBUTIONS TO
       SHAREHOLDERS.................    (2,107,617)       (584,576)
                                       ----------------------------
 FROM CAPITAL SHARE TRANSACTIONS:
   Net increase/(decrease) in net
     assets from capital share
     transactions -- Note 9.........   156,130,007     201,110,665
                                       ----------------------------
 NET INCREASE/(DECREASE) IN NET
   ASSETS...........................   118,869,352     182,460,967
NET ASSETS:
Beginning of year...................   182,460,967              --
                                       ----------------------------
End of year*........................  $301,330,319    $182,460,967
                                       ----------------------------
                                       ----------------------------
+ Commencement of operations
* Includes
 undistributed/(overdistributed) net
 investment income of...............  $     20,378    $     42,908

See notes to financial statements.

                                         THE GUARDIAN
           THE GUARDIAN                BAILLIE GIFFORD                THE GUARDIAN                 THE GUARDIAN
          BAILLIE GIFFORD                  EMERGING                INVESTMENT QUALITY               HIGH YIELD
        INTERNATIONAL FUND               MARKETS FUND                   BOND FUND                    BOND FUND
    ---------------------------   --------------------------   ---------------------------   -------------------------
      YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
        2001           2000          2001           2000           2001           2000          2001          2000
----------------------------------------------------------------------------------------------------------------------
    $   (135,856)  $   (607,030)  $  (238,190)  $   (447,079)  $  8,549,822   $  8,754,042   $ 5,045,017   $ 5,005,896
     (13,035,097)    21,665,758    (5,055,341)     3,445,415      6,988,196     (2,896,393)   (9,122,172)   (3,033,797)
     (15,415,050)   (56,114,611)    5,778,239    (13,395,979)    (2,077,753)     6,906,330     5,354,568    (5,732,512)
----------------------------------------------------------------------------------------------------------------------
     (28,586,003)   (35,055,883)      484,708    (10,397,643)    13,460,265     12,763,979     1,277,413    (3,760,413)
----------------------------------------------------------------------------------------------------------------------
              --             --            --       (747,960)    (7,456,788)    (8,378,889)   (3,300,689)   (4,317,009)
              --             --            --             --       (474,812)      (188,008)     (684,449)     (418,247)
              --             --            --             --       (384,029)      (187,145)     (648,727)     (270,640)
              --             --            --             --       (234,193)            --      (411,152)           --
              --     (1,333,514)           --             --             --             --            --            --
              --       (181,354)           --             --             --             --            --            --
              --       (100,057)           --             --             --             --            --            --
              --    (18,668,877)           --             --       (758,645)            --            --            --
              --     (2,522,061)           --             --        (68,824)            --            --            --
              --     (1,326,325)           --             --        (47,992)            --            --            --
              --             --            --             --        (44,467)            --            --            --
----------------------------------------------------------------------------------------------------------------------
              --    (24,132,188)           --       (747,960)    (9,469,750)    (8,754,042)   (5,045,017)   (5,005,896)
----------------------------------------------------------------------------------------------------------------------
      15,515,905      9,274,975     8,811,353      6,896,599     29,817,747     (2,016,523)    7,591,869     5,108,248
----------------------------------------------------------------------------------------------------------------------
     (13,070,098)   (49,913,096)    9,296,061     (4,249,004)    33,808,262      1,993,414     3,824,265    (3,658,061)
     114,436,920    164,350,016    31,010,490     35,259,494    141,654,446    139,661,032    53,703,635    57,361,696
----------------------------------------------------------------------------------------------------------------------
    $101,366,822   $114,436,920   $40,306,551   $ 31,010,490   $175,462,708   $141,654,446   $57,527,900   $53,703,635
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
    $   (108,626)  $   (234,806)  $   (42,806)  $   (491,247)  $         --   $         --   $        --   $        --


                                          THE GUARDIAN
            THE GUARDIAN                 CASH MANAGEMENT
           TAX-EXEMPT FUND                    FUND
     ---------------------------   ---------------------------
       YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
         2001           2000           2001           2000
---  ---------------------------------------------------------
     $  4,339,426   $  4,432,243   $ 17,140,530   $ 22,043,824
        3,524,664       (456,464)            --             --
       (2,908,494)     7,792,755             --             --
----------------------------------------------------------------------------------------------------------------------
        4,955,596     11,768,534     17,140,530     22,043,824
----------------------------------------------------------------------------------------------------------------------
       (4,055,607)    (4,315,376)   (16,499,290)   (21,335,025)
               --             --       (333,975)      (545,815)
         (283,819)      (116,867)      (205,968)      (162,984)
               --             --       (101,297)            --
               --             --             --             --
               --             --             --             --
               --             --             --             --
         (737,702)            --             --             --
               --             --             --             --
          (63,034)            --             --             --
               --             --             --             --
----------------------------------------------------------------------------------------------------------------------
       (5,140,162)    (4,432,243)   (17,140,530)   (22,043,824)
----------------------------------------------------------------------------------------------------------------------
       11,067,965        331,636    156,109,408     78,347,971
----------------------------------------------------------------------------------------------------------------------
       10,883,399      7,667,927    156,109,408     78,347,971
      105,575,755     97,907,828    482,236,325    403,888,354
----------------------------------------------------------------------------------------------------------------------
     $116,459,154   $105,575,755   $638,345,733   $482,236,325
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     $         --   $         --   $         --   $         --

NOTES TO

FINANCIAL STATEMENTS

December 31, 2001

The Park Avenue Portfolio

-   The Guardian Park Avenue Fund
-   The Guardian Park Avenue Small Cap Fund
-   The Guardian Asset Allocation Fund
-   The Guardian S&P 500 Index Fund
-   The Guardian Baillie Gifford International Fund
-   The Guardian Baillie Gifford Emerging Markets Fund
-   The Guardian Investment Quality Bond Fund
-   The Guardian High Yield Bond Fund
-   The Guardian Tax-Exempt Fund
-   The Guardian Cash Management Fund

NOTE 1.  ORGANIZATION AND ACCOUNTING POLICIES

     The Park Avenue Portfolio (the Portfolio) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), which is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Portfolio consists of ten series, namely: The Guardian Park Avenue Fund (GPAF); The Guardian Park Avenue Small Cap Fund (GPASCF); The Guardian Asset Allocation Fund (GAAF); The Guardian S&P 500 Index Fund (GSP500F); The Guardian Baillie Gifford International Fund (GBGIF); The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF); The Guardian Investment Quality Bond Fund (GIQBF); The Guardian High Yield Bond Fund (GHYBF); The Guardian Tax-Exempt Fund (GTEF); and The Guardian Cash Management Fund (GCMF). The series are collectively referred to herein as the "Funds".

     On July 25, 2000, GSP500F sold 18,096,934 Class A shares and 800,000 each of Class B shares and Class C shares of beneficial interest to The Guardian Life Insurance Company of America (Guardian Life) for $180,969,341 and $8,000,000, respectively to facilitate the commencement of operations.

     On August 7, 2000, the Funds began to offer Class C shares. To facilitate the commencement of operations of Class C shares, Guardian Life redeemed Class A shares of beneficial interest in GPASCF, GAAF, GBGIF, GBGEMF, GIQBF, GHYBF and GTEF for investment in Class C shares of beneficial interest in the Funds, excluding GSP500F.

     On May 15, 2001, the Funds, except for GTEF, began to offer Class K shares. To facilitate the commencement of operations of Class K shares, Guardian Life redeemed Class A shares of beneficial interest in GPAF, GPASCF, GAAF, GSP500F, GIQBF and GHYBF for investment in Class K shares of beneficial interest in the Funds, excluding GTEF.

     The Funds offer up to five classes of shares: Class A, Class B, Class C, Class K and the Institutional Class. Each of the Funds offers Class A shares. All shares existing prior to May 1, 1996, were classified as Class A shares. Class A shares are sold with an initial sales load of up to 4.50% and an administrative fee of up to .25% on an annual basis of the Funds' average daily net assets. Class B shares are offered by all of the Funds, except for GTEF. Class B shares are sold without an initial sales load but are subject to a 12b-1 fee of .75% and an administrative fee of .25% on an annual basis of the Funds' Class B average daily net assets, and a contingent deferred sales load (CDSL) of up to 3% imposed on certain redemptions. Each of the Funds offers Class C shares. Class C shares are sold without an initial sales load but are subject to a 12b-1 fee of .75% and an administrative fee of .25% on an annual basis of the Funds' Class C average daily net assets, and a CDSL of up to 1% imposed on certain redemptions. Class K shares are offered by all of the Funds, except for GTEF. Class K shares are sold without an initial sales load but are subject to a 12b-1 fee of .40% and an administrative fee of .25% on an annual basis of the Funds' Class K average daily net assets, and a CDSL of up to 1% imposed on certain redemptions. As of December 31, 2001, Institutional Class shares are offered by GPAF, GPASCF, GAAF, GSP500F, GBGIF, GBGEMF, GIQBF and GHYBF. None of the Funds had issued Institutional Class shares. Institutional Class shares are offered at net asset value, without an initial or contingent deferred sales load. All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

     Equity and debt securities listed on domestic or foreign securities exchanges are valued at the last sales price of such exchanges, or if no sale occurred, at the mean of the bid and asked prices. Securities traded in the over-the-counter market are valued using the last sale price, when available. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalents as obtained from one or more dealers that make a market in the securities. In GAAF, investments in the underlying Funds are valued at the closing net asset value of each underlying Fund on the day of valuation.

     Pursuant to valuation procedures approved by the Board of Trustees, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price, except for GTEF. In GTEF, debt securities are valued at the mean between the bid and asked prices obtained by the Service. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities and restricted securities) are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

     Repurchase agreements are carried at cost which approximates market value (see Note 5). Short-term securities held by the Funds are valued on an amortized cost basis which approximates market value but does not take into account unrealized gains and losses. GCMF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act.

     Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

     Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization of premium and discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

     All income, expenses (other than class-specific expenses) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include any items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 2001, distribution, administrative and transfer agent fees were the only class-specific expenses.

     In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to amortize premium and discount on all fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Funds. For GIQBF, GHYBF and GTEF, the cumulative effect of this accounting change did not result in a significant impact to the amortized cost of debt securities held as of January 1, 2001, nor to the corresponding undistributed net investment income and unrealized appreciation (depreciation) as of January 1, 2001.

     The effect of this change on net investment income, net realized gain
(loss) on investments and net change in unrealized appreciation (depreciation) on investments for the year ended December 31, 2001 was not significant to the GIQBF, GHYBF and GTEF. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

Foreign Currency Translation

     GPAF, GPASCF, GAAF, GBGIF, GBGEMF, GIQBF and GHYBF are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:

     (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

     (2) Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

     The resulting gains and losses are included in the Statement of Operations as follows:

     Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currencies. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency as of December 31, 2001 are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities in foreign currencies based on the applicable exchange rate in effect at the end of period.

Forward Foreign Currency Contracts

     GPAF, GPASCF, GAAF, GBGIF, GBGEMF, GIQBF and GHYBF may enter into foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from an unanticipated movement in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When forward contracts are closed, the Fund will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

     GAAF, GSP500F, GBGIF, GBGEMF, GIQBF, GHYBF and GTEF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by the Funds. The daily changes in the variation margin are recognized as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices or prices of futures contracts move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividends and Distributions to Shareholders

     Dividends from net investment income are declared and accrued daily and are paid monthly for GIQBF, GHYBF and GTEF, and declared and paid semi-annually for GPAF, GPASCF, GAAF, GSP500F, GBGIF and GBGEMF. Net realized short-term and long-term capital gains for these Funds will be distributed at least annually. Dividends from GCMF's net investment income, which includes any net realized capital gains or losses, are declared and accrued daily and paid monthly on the last business day of each month.

     All dividends and distributions to shareholders are recorded on the ex-dividend date. Such distributions are determined in accordance with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income.

     The tax character of distributions paid to shareholders during 2001 were as follows:

                                         2001
                       ----------------------------------------
                        ORDINARY      LONG-TERM
                         INCOME      CAPITAL GAIN      TOTAL
                       -----------   ------------   -----------
GPAF.................  $ 1,670,149   $15,461,847    $17,131,996
GAAF.................    5,432,021    12,585,156     18,017,177
GSP500F..............    2,107,617            --      2,107,617
GIQBF................    8,549,875       919,875      9,469,750
GHYBF................    5,045,017            --      5,045,017
GTEF.................    4,339,425       800,737      5,140,162
GCMF.................   17,140,530            --     17,140,530

     For the year ended December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                       UNDISTRIBUTED      UNDISTRIBUTED        UNREALIZED
                         ORDINARY        LONG-TERM GAIN/      APPRECIATION
                          INCOME       (LOSS) CARRYFORWARD   (DEPRECIATION)
                       -------------   -------------------   --------------
GPAF.................   $2,772,492        $(385,213,984)      $    252,772
GPASCF...............           --           (6,598,041)        20,559,783
GAAF.................    2,422,222          (42,559,734)       (13,790,843)
GSP500F..............       20,378             (509,976)       (55,150,733)
GBGIF................           --          (12,358,686)       (15,612,268)
GBGEMF...............           --           (8,577,155)         2,917,239
GIQBF................           --             (276,484)            97,657
GHYBF................           --          (16,215,577)        (1,069,235)
GTEF.................           --                   --          1,484,055

Taxes

     Each Fund has qualified and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

     Withholding taxes on foreign interest, dividends and capital gains in GBGIF and GBGEMF have been provided for in accordance with the applicable country's tax rules and rates.

     For the year ended December 31, 2001, for federal income tax purposes, the following Funds have post October capital losses and capital losses carryforward of:

                             POST OCTOBER   CAPITAL LOSS   EXPIRATION
                             CAPITAL LOSS   CARRYFORWARD      DATE
                             ------------   ------------   ----------
GPAF.......................  $17,369,461    $367,844,523      2009
GPASCF.....................           --       6,598,041      2009
GAAF.......................           --      42,559,734      2009
GSP500F....................           --         509,976      2009
GBGIF......................    2,645,650       9,713,036      2009
GBGEMF.....................      544,129       2,167,349      2006
GBGEMF.....................           --       5,865,677      2009
GIQBF......................      276,484              --
GHYBF......................    3,924,007       3,924,007      2007
GHYBF......................    3,128,645       3,128,645      2008
GHYBF......................    7,587,223       7,587,223      2009

Expense Reductions

     GTEF has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, GTEF's custodian fees were reduced by $61,213 under this arrangement.

Reclassification of Capital Accounts

     The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

     During the year ended December 31, 2001, certain Funds reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain/(loss) on investment and foreign currency related transactions. Increases/(decreases) to the various capital accounts were as follows:

                                                         ACCUMULATED
                                                         NET REALIZED
                                                        GAIN/(LOSS) ON
                                    UNDISTRIBUTED/       INVESTMENTS
                                   (OVERDISTRIBUTED)     AND FOREIGN
                        PAID-IN     NET INVESTMENT     CURRENCY RELATED
                        CAPITAL         INCOME           TRANSACTIONS
                       ---------   -----------------   ----------------
GPAF.................  $  40,771       $(42,166)          $   1,395
GPASCF...............   (908,766)       908,986                (220)
GAAF.................         --            404                (404)
GSP500F..............         --            935                (935)
GBGIF................   (182,160)       262,036             (79,876)
GBGEMF...............   (351,065)       686,631            (335,566)
GIQBF................   (109,875)            --             109,875
GHYBF................       (158)            --                 158
GTEF.................         (6)            --                   6

NOTE 2.  INVESTMENT ADVISORY AGREEMENTS AND
          PAYMENTS TO RELATED PARTIES

     Guardian Investor Services LLC (GIS, formerly known as "Guardian Investor Services Corporation") provides investment advisory services to each of the Funds (except GBGIF and GBGEMF) under an investment advisory agreement. Fees for investment advisory services are at an annual rate of .50% of the average daily net assets of each Fund, except for GPASCF, GSP500F and GHYBF, which pay GIS an annual rate of .75%, .25% and .60%, respectively, of their average daily net assets.

     For the year ended December 31, 2001, GIS voluntarily assumed a portion of the ordinary operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) that exceeded a percentage of the average daily net assets of the respective Funds, by class, as follows:

 FUND    CLASS A   CLASS B   CLASS C   CLASS K
 ----    -------   -------   -------   -------
GSP500F   .53%      1.28%     1.28%     0.93%
GIQBF     .85%      1.60%     1.60%     1.25%
GHYBF     .85%      1.60%     1.60%     1.25%
GTEF      .85%        N/A     1.60%       N/A
GCMF      .85%      1.60%     1.60%     1.25%

     For the year ended December 31, 2001, GIS voluntarily assumed a portion of certain Funds' expenses based on their respective average daily net assets as follows:

----------------------------------------------------------
                         GSP500F
----------------------------------------------------------
                    CLASS A   CLASS B   CLASS C   CLASS K*
                    -------   -------   -------   --------
Ordinary Operating
  Expenses           .10%      .10%      .10%       .10%
12b-1 Fees             --      .37%      .39%       .05%
                     ----      ----      ----       ----
                     .10%      .47%      .49%       .15%
                     ====      ====      ====       ====

----------------------------------------------------------
                          GIQBF
----------------------------------------------------------
                    CLASS A   CLASS B   CLASS C   CLASS K*
                    -------   -------   -------   --------
Ordinary Operating
  Expenses           .09%      .09%      .09%       .08%
12b-1 Fees             --      .22%      .27%         --
                     ----      ----      ----       ----
                     .09%      .31%      .36%       .08%
                     ====      ====      ====       ====

----------------------------------------------------------
                          GHYBF
----------------------------------------------------------
                    CLASS A   CLASS B   CLASS C   CLASS K*
                    -------   -------   -------   --------
Ordinary Operating
  Expenses           .47%      .47%      .47%       .41%
12b-1 Fees             --      .31%      .24%         --
                     ----      ----      ----       ----
                     .47%      .78%      .71%       .41%
                     ====      ====      ====       ====

----------------------------------------------------------
                           GTEF
----------------------------------------------------------
                                        CLASS A   CLASS C
                                        -------   --------
Ordinary Operating Expenses              .09%       .09%
12b-1 Fees                                 --       .28%
                                         ----       ----
                                         .09%       .37%
                                         ====       ====

----------------------------------------------------------
                           GCMF
----------------------------------------------------------
                    CLASS A   CLASS B   CLASS C   CLASS K*
                    -------   -------   -------   --------
Administrative
  Fees               .04%      .12%      .04%       .01%
                     ====      ====      ====       ====
* Annualized.

     For the year ended December 31, 2001 GIS voluntarily assumed $328,289, $206,609, $307,850, $58,161 and $246,955 of the ordinary operating expenses of GSP500F, GIQBF, GHYBF, GTEF and GCMF, respectively.

     GAAF is subject to a contractual annual advisory fee of .65% of its average daily net assets. However, GIS has agreed to a waiver of .15% of GAAF's annual advisory fee when GAAF is operated as a "fund of funds" so that GAAF's effective advisory fee is .50% of its average daily net assets. There are no duplicate advisory and administrative service fees charged to GAAF on assets invested in other Guardian Funds. Under an SEC exemptive order, advisory and administrative fees are paid at the underlying Fund level.

     The Portfolio, on behalf of GBGIF and GBGEMF, has an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation formed through a joint venture between The Guardian Insurance & Annuity Company, Inc. (GIAC) and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of GBGIF and GBGEMF's portfolios, subject to the supervision of the Portfolio's Board of Trustees. GBG has entered into a sub-investment management agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of GBGIF and GBGEMF. GBG continually monitors and evaluates the performance of BG Overseas. As compensation for its services, GBGIF and GBGEMF pay GBG annual investment management fees of .80% and 1.00%, respectively, of their respective average daily net assets. One half of these fees is payable by GBG to BG Overseas for its services. Payment of the sub-investment management fee does not represent a separate or additional expense to GBGIF or GBGEMF.

     Trustees who are not deemed to be "interested persons" (as defined in the 1940 Act) are paid $500 per Fund for each meeting of the Board of Trustees. An annual fee of $1,000 per Fund is also paid to each such Trustee during such period. GIS pays compensation to the Trustees who are interested persons. Certain officers and Trustees of the Funds are affiliated with GIS.

     GAAF received $3,597,169 in dividends from other Guardian mutual funds.

     The retail broker/dealer operation of GIS was assumed by Park Avenue Securities LLC (PAS). PAS is a wholly-owned subsidiary of GIAC and an affiliate of GIS. For the year ended December 31, 2001, PAS received $831,270 for brokerage commissions from the Portfolio.

Administrative Services Agreement

     Pursuant to the Administrative Services Agreement adopted by the Funds on behalf of the Class A, Class B, Class C and Class K shares, each of the Funds, except

GPAF, pays GIS an administrative service fee at an annual rate of .25% of its average daily net assets. GPAF pays this fee at an annual rate of up to .25% of the average daily net assets for which a "dealer of record" has been designated. For the year ended December 31, 2001, GPAF Class A shares paid an annualized rate of .20% of its average daily net assets under the Administrative Services Agreement.

NOTE 3.  UNDERWRITING AGREEMENT AND DISTRIBUTION PLAN

     The Portfolio has entered into an Underwriting Agreement with GIS pursuant to which GIS serves as the principal underwriter for shares of the Funds.

     For the year ended December 31, 2001, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

 FUND   COMMISSIONS    FUND    COMMISSIONS
 ----   -----------    ----    -----------
GPAF     $ 69,436     GBGEMF     $2,238
GPASCF      4,800     GIQBF       5,038
GAAF        9,744     GHYBF       1,010
GSP500F     1,342     GTEF        1,385
GBGIF       5,646

     Under Distribution Plans adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), each Fund is authorized to pay a monthly 12b-1 fee for certain classes of shares at an annual rate of .75% of average daily net assets of the Fund's Class B and Class C shares and .40% of average daily net assets of the Fund's Class K shares as compensation for distribution-related services provided to the Class B, Class C and Class K shares of those Funds.

     GIS is entitled to retain any CDSL imposed on certain Class B, Class C and Class K share redemptions. For the year ended December 31, 2001, GIS received CDSL charges on Class B and Class C as follows:

             FUND                CLASS B     CLASS C
             ----               ----------   -------
GPAF..........................  $1,094,070   $1,899
GPASCF........................      52,601       --
GAAF..........................     105,201    1,113
GSP500F.......................         895      137
GBGIF.........................      13,150       --
GBGEMF........................       8,774       --
GHYBF.........................       1,950      224
GCMF..........................      13,150        5

NOTE 4.  INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2001 were as follows:

--------------------------------------------------------
                                 GPAF             GPASCF
--------------------------------------------------------
Purchases              $3,416,019,108       $225,682,383
Proceeds                3,677,325,737        207,835,163
--------------------------------------------------------
                                 GAAF            GSP500F
--------------------------------------------------------
Purchases              $  195,192,920       $147,777,807
Proceeds                   93,566,009          2,859,616
--------------------------------------------------------
                                GBGIF             GBGEMF
--------------------------------------------------------
Purchases              $   83,197,718       $ 42,891,955
Proceeds                   70,275,016         34,425,458
--------------------------------------------------------
                                GIQBF              GHYBF
--------------------------------------------------------
Purchases              $  720,880,394       $ 84,175,446
Proceeds                  684,622,721         73,712,478
--------------------------------------------------------
                                 GTEF
--------------------------------------------------------
Purchases              $  207,227,963
Proceeds                  196,426,365
--------------------------------------------------------

     The cost of investments owned at December 31, 2001 for federal income tax purposes was substantially the same as the cost for financial reporting purposes for the Funds. The gross unrealized appreciation and depreciation of investments excluding foreign currency at December 31, 2001, were as follows:

                                  GPAF               GPASCF
                                  ----               ------
Appreciation                  $ 131,494,037       $ 26,764,301
(Depreciation)                 (131,241,265)        (6,204,518)
                              -------------       ------------
NET UNREALIZED
  APPRECIATION                $     252,772       $ 20,559,783
                              =============       ============

                                  GAAF              GSP500F
                                  ----              -------
Appreciation                  $   1,286,953       $ 17,542,111
(Depreciation)                  (15,077,796)       (72,692,844)
                              -------------       ------------
NET UNREALIZED
  DEPRECIATION                $ (13,790,843)      $(55,150,733)
                              =============       ============

                                  GBGIF              GBGEMF
                                  -----              ------
Appreciation                  $   2,991,778       $  5,792,468
(Depreciation)                  (18,604,046)        (2,875,229)
                              -------------       ------------
NET UNREALIZED
  APPRECIATION/
  (DEPRECIATION)              $ (15,612,268)      $  2,917,239
                              =============       ============

                                  GIQBF              GHYBF
                                  -----              -----
Appreciation                  $   1,322,321       $  1,574,909
(Depreciation)                   (1,224,664)        (2,644,144)
                              -------------       ------------
NET UNREALIZED
  APPRECIATION/
  (DEPRECIATION)              $      97,657       $ (1,069,235)
                              =============       ============

                                  GTEF
                                  ----
Appreciation                  $   2,219,954
(Depreciation)                     (735,899)
                              -------------
NET UNREALIZED
  APPRECIATION                $   1,484,055
                              =============

NOTE 5.  REPURCHASE AGREEMENTS

     The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. The Board of Trustees has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

NOTE 6.  REVERSE REPURCHASE AGREEMENTS

     GAAF, GIQBF and GHYBF may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GAAF, GIQBF and GHYBF enter into a reverse repurchase agreement, the Funds establish and maintain cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily in a segregated account with the Funds' custodian. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GAAF, GIQBF and GHYBF may be unable to deliver the securities when the Funds seek to repurchase them. Interest paid by GIQBF on reverse repurchase agreements for the year ended December 31, 2001 amounted to $11,566.

     Information regarding transactions by GIQBF under reverse repurchase agreements is as follows:

Average amount outstanding during the
  period.............................   $2,020,000
Weighted average interest rate during
  the period.........................        1.13%

NOTE 7.  DOLLAR ROLL TRANSACTIONS

     GAAF, GIQBF and GHYBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages.

NOTE 8.  DEFERRED ORGANIZATION AND INITIAL OFFERING EXPENSES

     GPASCF and GBGEMF incurred $45,392 and $26,758, respectively, in connection with their organization and registration. Organization and initial offering expenses have been deferred and are being amortized on a straight-line method over a five-year period, beginning with the commencement of operations of the Funds.

NOTE 9.  SHARES OF BENEFICIAL INTEREST

     There is an unlimited number of $0.01 par value shares of beneficial interest authorized, divided into five classes, designated as Class A, Class B, Class C, Class K and Institutional Class shares. As of December 31, 2001: (i) GPAF, GPASCF, GAAF, GSP500F, GBGIF, GBGEMF, GIQBF and GHYBF offered all five classes; (ii) GTEF offered Class A and Class C shares; and (iii) GCMF offered Class A, Class B, Class C and Class K shares. Through December 31, 2001, no Institutional Class shares of the Funds were sold.

     Transactions in shares of beneficial interest were as follows:

- THE GUARDIAN PARK AVENUE FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2001                   2000                   2001                   2000
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                    14,842,764             18,049,325        $   573,611,639        $ 1,059,936,600
Shares issued in reinvestment of
  dividends and distributions                     416,153              9,115,003             14,350,513            407,425,150
Shares repurchased                            (22,513,827)           (20,409,922)          (783,686,077)        (1,193,361,711)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                        (7,254,910)             6,754,406        $  (195,723,925)       $   274,000,039
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                       718,681              1,616,902        $    24,755,865        $    92,936,935
Shares issued in reinvestment of
  distributions                                    60,776              1,571,121              2,039,204             68,335,853
Shares repurchased                             (2,638,966)            (1,099,956)           (85,925,461)           (59,981,804)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                        (1,859,509)             2,088,067        $   (59,130,392)       $   101,290,984
---------------------------------------------------------------------------------------------------------------------------------

                                                                   Period from                                   Period from
                                             Year Ended         August 7, 2000+ to         Year Ended         August 7, 2000+ to
                                         December 31, 2001      December 31, 2000      December 31, 2001      December 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        54,217                183,817        $     1,841,039        $     9,696,418
Shares issued in reinvestment of
  distributions                                     1,433                 24,660                 47,705                971,347
Shares repurchased                                (14,129)                (2,188)              (462,546)               (97,714)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       41,521                206,289        $     1,426,198        $    10,570,051
---------------------------------------------------------------------------------------------------------------------------------

                                            Period from                                   Period from
                                          May 15, 2001+ to                              May 15, 2001+ to
                                         December 31, 2001                             December 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                               Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                       225,038                               $     8,000,086
Shares issued in reinvestment of
  distributions                                     1,394                                        48,270
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      226,432                               $     8,048,356
---------------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

- THE GUARDIAN PARK AVENUE SMALL CAP FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2001                   2000                   2001                   2000
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     2,875,873              3,660,863        $    44,088,643        $    69,834,930
Shares issued in reinvestment of
  distributions                                        --                 69,955                     --              1,131,298
Shares repurchased                             (2,854,612)            (1,679,978)           (43,315,896)           (31,871,242)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       21,261              2,050,840        $       772,747        $    39,094,986
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                       114,334                419,290        $     1,704,176        $     7,659,896
Shares issued in reinvestment of
  distributions                                        --                 12,441                     --                194,695
Shares repurchased                               (255,548)              (222,863)            (3,752,232)            (3,988,416)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                          (141,214)               208,868        $    (2,048,056)       $     3,866,175
---------------------------------------------------------------------------------------------------------------------------------

                                                                   Period from                                   Period from
                                             Year Ended         August 7, 2000+ to         Year Ended         August 7, 2000+ to
                                         December 31, 2001      December 31, 2000      December 31, 2001      December 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        21,280                425,713        $       330,284        $     8,227,411
Shares issued in reinvestment of
  distributions                                        --                  3,586                     --                 56,117
Shares repurchased                                 (2,432)                  (163)               (35,771)                (2,510)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       18,848                429,136        $       294,513        $     8,281,018
---------------------------------------------------------------------------------------------------------------------------------

                                            Period from                                   Period from
                                          May 15, 2001+ to                              May 15, 2001+ to
                                         December 31, 2001                             December 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                               Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                       509,661                               $     8,006,847
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      509,661                               $     8,006,847
---------------------------------------------------------------------------------------------------------------------------------

- THE GUARDIAN ASSET ALLOCATION FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2001                   2000                   2001                   2000
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     2,388,885              3,721,622        $    28,320,165        $    55,204,551
Shares issued in reinvestment of
  dividends and distributions                   1,214,068              2,202,039             13,537,855             29,726,992
Shares repurchased                             (5,454,837)            (3,816,576)           (62,047,718)           (56,603,009)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                        (1,851,884)             2,107,085        $   (20,189,698)       $    28,328,534
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                       765,500              1,103,071        $     8,751,061        $    16,071,499
Shares issued in reinvestment of
  dividends and distributions                     265,921                440,864              2,957,127              5,907,846
Shares repurchased                               (811,443)              (381,591)            (9,255,899)            (5,648,865)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      219,978              1,162,344        $     2,452,289        $    16,330,480
---------------------------------------------------------------------------------------------------------------------------------

                                                                   Period from                                   Period from
                                             Year Ended         August 7, 2000+ to         Year Ended         August 7, 2000+ to
                                         December 31, 2001      December 31, 2000      December 31, 2001      December 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                       113,855                607,229        $     1,390,025        $     8,893,526
Shares issued in reinvestment of
  dividends and distributions                      44,917                 53,046                499,477                678,466
Shares repurchased                                (68,632)                    --               (784,006)                    --
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       90,140                660,275        $     1,105,496        $     9,571,992
---------------------------------------------------------------------------------------------------------------------------------

                                            Period from                                   Period from
                                          May 15, 2001+ to                              May 15, 2001+ to
                                         December 31, 2001                             December 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                               Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                       663,964                               $     8,006,825
Shares issued in reinvestment of
  distributions                                    40,153                                       447,297
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      704,117                               $     8,454,122
---------------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

- THE GUARDIAN S&P 500 INDEX FUND

                                                                   Period from                                   Period from
                                             Year Ended         July 25, 2000+ to          Year Ended         July 25, 2000+ to
                                         December 31, 2001      December 31, 2000      December 31, 2001      December 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                   17,486,860             18,405,635          $ 151,684,833          $ 184,032,175
Shares issued in reinvestment of
  dividends and distributions                    134,488                 64,439              1,079,196                577,374
Shares repurchased                            (1,065,290)                    --             (9,081,811)                    --
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                  16,556,058             18,470,074          $ 143,682,218          $ 184,609,549
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                      414,851                858,017          $   3,329,965          $   8,538,873
Shares issued in reinvestment of
  dividends and distributions                        704                    398                  5,511                  3,560
Shares repurchased                               (32,153)               (10,547)              (246,498)               (95,325)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                     383,402                847,868          $   3,088,978          $   8,447,108
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                      161,598                805,456          $   1,358,241          $   8,050,562
Shares issued in reinvestment of
  dividends and distributions                        643                    385                  5,039                  3,446
Shares repurchased                                (3,940)                    --                (33,013)                    --
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                     158,301                805,841          $   1,330,267          $   8,054,008
---------------------------------------------------------------------------------------------------------------------------------

                                            Period from                                   Period from
                                          May 15, 2001+ to                              May 15, 2001+ to
                                         December 31, 2001                             December 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                               Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                      932,135                                 $   8,006,825
Shares issued in reinvestment of
  dividends                                        2,770                                        21,719
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                     934,905                                 $   8,028,544
---------------------------------------------------------------------------------------------------------------------------------

- THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2001                   2000                   2001                   2000
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                   28,034,626             18,494,648          $ 341,632,919          $ 363,429,077
Shares issued in reinvestment of
  distributions                                       --              1,112,154                     --             15,963,156
Shares repurchased                           (27,355,035)           (19,358,205)          (332,446,962)          (383,690,513)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                          679,591                248,597          $   9,185,957          $  (4,298,280)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                       40,753                196,523          $     470,302          $   3,983,081
Shares issued in reinvestment of
  distributions                                       --                191,743                     --              2,605,015
Shares repurchased                              (189,444)              (138,020)            (2,136,318)            (2,597,836)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                         (148,691)               250,246          $  (1,666,016)         $   3,990,260
---------------------------------------------------------------------------------------------------------------------------------

                                                                   Period from                                   Period from
                                             Year Ended         August 7, 2000+ to         Year Ended         August 7, 2000+ to
                                         December 31, 2001      December 31, 2000      December 31, 2001      December 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                          586                426,347          $       7,228          $   8,168,874
Shares issued in reinvestment of
  distributions                                       --                105,610                     --              1,414,121
Shares repurchased                                  (881)                    --                (11,339)                    --
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                             (295)               531,957          $      (4,111)         $   9,582,995
---------------------------------------------------------------------------------------------------------------------------------

                                            Period from                                   Period from
                                          May 15, 2001+ to                              May 15, 2001+ to
                                         December 31, 2001                             December 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                               Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                      617,290                                 $   8,000,075
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                     617,290                                 $   8,000,075
---------------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

- THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2001                   2000                   2001                   2000
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                    1,518,596              1,274,376         $    12,396,053        $    13,484,624
Shares issued in reinvestment of
  dividends                                           --                 67,297                      --                744,979
Shares repurchased                            (1,397,209)            (2,081,883)            (11,524,330)           (20,855,403)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                          121,387               (740,210)        $       871,723        $    (6,625,800)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                       18,874                566,926         $       152,157        $     5,683,709
Shares repurchased                               (30,194)               (19,147)               (230,498)              (196,110)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                          (11,320)               547,779         $       (78,341)       $     5,487,599
---------------------------------------------------------------------------------------------------------------------------------

                                                                   Period from                                   Period from
                                             Year Ended         August 7, 2000+ to         Year Ended         August 7, 2000+ to
                                         December 31, 2001      December 31, 2000      December 31, 2001      December 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                          938                810,187         $        11,146        $     8,034,800
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                         938                810,187         $        11,146        $     8,034,800
---------------------------------------------------------------------------------------------------------------------------------

                                            Period from                                   Period from
                                          May 15, 2001+ to                              May 15, 2001+ to
                                         December 31, 2001                             December 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                               Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                      958,952                                $     8,006,825
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                     958,952                                $     8,006,825
---------------------------------------------------------------------------------------------------------------------------------

- THE GUARDIAN INVESTMENT QUALITY BOND FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2001                   2000                   2001                   2000
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                   11,603,316              3,166,701         $   114,001,912        $    29,603,062
Shares issued in reinvestment of
  dividends and distributions                    630,690                874,530               6,200,352              8,192,849
Shares repurchased                           (10,530,768)            (6,021,241)           (103,503,358)           (56,322,831)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                        1,703,238             (1,980,010)        $    16,698,906        $   (18,526,920)
---------------------------------------------------------------------------------------------------------------------------------

                                                                   Period from                                   Period from
                                             Year Ended         August 7, 2000+ to         Year Ended         August 7, 2000+ to
                                         December 31, 2001      December 31, 2000      December 31, 2001      December 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                      541,171                866,964         $     5,346,957        $     8,159,222
Shares issued in reinvestment of
  dividends and distributions                     52,999                 20,624                 522,675                195,339
Shares repurchased                              (156,075)                (3,360)             (1,540,834)               (31,860)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                     438,095                884,228         $     4,328,798        $     8,322,701
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                       11,192                852,289         $       187,227        $     8,020,059
Shares issued in reinvestment of
  dividends and distributions                     40,792                 19,751                 324,082                187,124
Shares repurchased                                    --                 (2,047)                     --                (19,487)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      51,984                869,993         $       511,309        $     8,187,696
---------------------------------------------------------------------------------------------------------------------------------

                                            Period from                                   Period from
                                          May 15, 2001+ to                              May 15, 2001+ to
                                         December 31, 2001                             December 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                               Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                      826,454                                $     8,000,075
Shares issued in reinvestment of
  dividends and distributions                     28,091                                        278,659
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                     854,545                                $     8,278,734
---------------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

- THE GUARDIAN HIGH YIELD BOND FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2001                   2000                   2001                   2000
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                    1,013,723                637,579         $     7,660,961        $     5,346,665
Shares issued in reinvestment of
  dividends                                      432,987                513,471               3,273,416              4,292,752
Shares repurchased                            (1,787,883)            (2,139,699)            (13,591,900)           (18,152,370)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                    (341,173)              (988,649)        $    (2,657,523)       $    (8,512,953)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                      129,891                620,767         $     1,018,478        $     5,261,447
Shares issued in reinvestment of
  dividends                                       89,185                 52,740                 671,132                430,611
Shares repurchased                               (68,191)               (39,913)               (516,114)              (341,498)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                     150,885                633,594         $     1,173,496        $     5,350,560
---------------------------------------------------------------------------------------------------------------------------------

                                                                   Period from                                   Period from
                                             Year Ended         August 7, 2000+ to         Year Ended         August 7, 2000+ to
                                         December 31, 2001      December 31, 2000      December 31, 2001      December 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        4,797                944,510         $        39,513        $     8,000,000
Shares issued in reinvestment of
  dividends                                       86,149                 34,066                 648,549                270,641
Shares repurchased                                (3,157)                    --                 (23,392)                    --
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      87,789                978,576         $       664,670        $     8,270,641
---------------------------------------------------------------------------------------------------------------------------------

                                            Period from                                   Period from
                                          May 15, 2001+ to                              May 15, 2001+ to
                                         December 31, 2001                             December 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                               Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                    1,041,677                                $     8,000,075
Shares issued in reinvestment of
  dividends                                       56,447                                        411,151
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                   1,098,124                                $     8,411,226
---------------------------------------------------------------------------------------------------------------------------------

- THE GUARDIAN TAX-EXEMPT FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2001                   2000                   2001                   2000
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                    3,335,392                321,162         $    34,016,231        $     3,141,145
Shares issued in reinvestment of
  dividends and distributions                    462,467                442,912               4,704,621              4,275,141
Shares repurchased                            (2,743,458)            (1,562,387)            (28,061,348)           (15,201,517)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                        1,054,401               (798,313)        $    10,659,504        $    (7,785,231)
---------------------------------------------------------------------------------------------------------------------------------

                                                                   Period from                                   Period from
                                             Year Ended         August 7, 2000+ to         Year Ended         August 7, 2000+ to
                                         December 31, 2001      December 31, 2000      December 31, 2001      December 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                        6,042                818,833         $        61,808        $     8,000,000
Shares issued in reinvestment of
  dividends and distributions                     34,090                 11,840                 346,653                116,867
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      40,132                830,673         $       408,461        $     8,116,867
---------------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

- THE GUARDIAN CASH MANAGEMENT FUND

                                                                                                Year Ended December 31,
                                                                                              2001                   2000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Shares @ $1 per share
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                                                                 842,976,401          1,654,252,913
Shares issued in reinvestment of
  dividends                                                                                  16,144,640             20,243,054
Shares repurchased                                                                         (715,259,348)        (1,602,419,361)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                                                143,861,693             72,076,606
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                                                                  17,186,988             11,993,304
Shares issued in reinvestment of
  dividends                                                                                     310,922                503,465
Shares repurchased                                                                          (13,673,695)           (14,418,354)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                                       3,824,215             (1,921,585)
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 Period from
                                                                                           Year Ended         August 7, 2000+ to
                                                                                       December 31, 2001      December 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Shares @ $1 per share
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                                                                     145,266              8,067,486
Shares issued in reinvestment of
  dividends                                                                                     205,952                162,949
Shares repurchased                                                                              (52,491)               (37,485)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                                                    298,727              8,192,950
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Period from
                                                                                                   May 15, 2001+ to
                                                                                                   December 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Shares @ $1 per share
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                                                                   8,050,476
Shares issued in reinvestment of
  dividends                                                                                     101,297
Shares repurchased                                                                             (27,000)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                                                                         8,124,773
---------------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

NOTE 10.  LINE OF CREDIT

     A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the year ended December 31, 2001, none of the Funds borrowed against this line of credit.

     The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.

NOTE 11.  MANAGEMENT INFORMATION

     The trustees and officers of the Portfolio are named below. Information about their principal occupations and certain other affiliations during the past five years is also provided. The business address of each trustee and officer is 7 Hanover Square, New York, New York 10004, unless otherwise noted. The "Guardian Fund Complex" referred to in this biographical information is composed of (1) the Portfolio, (2) The Guardian Variable Contract Funds, Inc. (a series fund that issues its shares in four series), (3) The Guardian Bond Fund, Inc.,
(4) The Guardian Cash Fund, Inc. and (5) GIAC Funds, Inc. (formerly GBG Funds) (a series fund that issues its shares in three series).

     The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling
(800) 221-3253. The information provided in the following section has not been audited by the independent auditors for the Portfolio.

NAME AND ADDRESS AND AGE          TITLE                                BUSINESS HISTORY
-------------------------------------------------------------------------------------------------------------
"INTERESTED" TRUSTEES:*
Arthur V. Ferrara (71)    Trustee                Retired. Former Chairman of The Board and Chief Executive
70 Baldwin Farms South                           Officer, The Guardian Life Insurance Company of America 1/93
Greenwich, Connecticut                           to 12/95; President, Director and Chief Executive Officer
06831                                            prior thereto. Director (Trustee) of all the mutual funds
                                                 within the Guardian Fund Complex.

Leo R. Futia (82)         Trustee                Retired. Former Chairman of The Board and Chief Executive
18 Interlaken Road                               Officer, The Guardian Life Insurance Company of America;
Greenwich, Connecticut                           Director since 5/70. Director (Trustee) of all of the mutual
06830                                            funds within the Guardian Fund Complex. Director (Trustee)
                                                 of various mutual funds sponsored by Value Line, Inc.

Joseph D. Sargent (64)    Trustee                Chairman of the Board and Chief Executive Officer, The
                                                 Guardian Life Insurance Company of America, since 1/02;
                                                 President, Chief Executive Officer, and Director prior
                                                 thereto. Director (Trustee) of The Guardian Insurance &
                                                 Annuity Company, Inc., Guardian Investor Services LLC, Park
                                                 Avenue Securities LLC and all of the mutual funds within the
                                                 Guardian Fund Complex.
INDEPENDENT TRUSTEES:
Frank J. Fabozzi (53)     Trustee                Adjunct Professor of Finance, School of Management -- Yale
858 Tower View Circle                            University, 2/94 to present; Visiting Professor of Finance
New Hope, Pennsylvania                           and Accounting, Sloan School of Management -- Massachusetts
18938                                            Institute of Technology prior thereto. Editor, Journal of
                                                 Portfolio Management. Director (Trustee) of all the mutual funds within the Guardian Fund Complex. Director (Trustee)
                                                 of various closed-end investment companies sponsored by
                                                 Blackstone Financial Management.

William W. Hewitt, Jr.    Trustee                Retired. Former Executive Vice President, Shearson Lehman
(73)                                             Brothers, Inc. Director (Trustee) of all of the mutual funds
P.O. Box 2359                                    within the Guardian Fund Complex. Director (Trustee) of
Princeton, New Jersey                            various mutual funds sponsored by Mitchell Hutchins Asset
08543                                            Management, Inc. and Paine Webber, Inc.

Sidney I. Lirtzman (71)   Trustee                Professor of Management since 9/67 and Interim President
38 West 26th Street                              9/99 to present; and Acting Dean of the Zicklin School of
New York, New York                               Business Management since 2/95, City University of New
10010                                            York -- Baruch College. President, Fairfield Consulting
                                                 Associates, Inc. Director (Trustee) of all of the mutual
                                                 funds within the Guardian Fund Complex.

Carl W. Schafer (65)      Trustee                President, Atlantic Foundation (a private charitable
66 Witherspoon Street,                           foundation). Director of Roadway Express (trucking), Labor
#1100                                            Ready, Inc. (provider of temporary manual labor), Evans
Princeton, New Jersey                            Systems, Inc. (a motor fuels, convenience store and
08542                                            diversified company), Electronic Clearing House, Inc.
                                                 (financial transactions processing), Frontier Oil
                                                 Corporation and NutraCeutix, Inc. (biotechnology), Chairman of the Investment Advisory Committee of the Howard Hughes
                                                 Medical Institute 1985 to 1992. Director (Trustee) of all of
                                                 the mutual funds within the Guardian Fund Complex. Director
                                                 (Trustee) of various mutual funds sponsored by Paine Webber,
                                                 Inc.

Robert G. Smith (69)      Trustee                President, Smith Affiliated Capital Corp. since 4/82.
132 East 72nd Street                             Director (Trustee) of all of the mutual funds within the
New York, New York                               Guardian Fund Complex.
10021

---------------
* "Interested" Trustee means one who is an "interested person" under the Investment Company Act of 1940 by virtue of a current or past position with The Guardian Life Insurance Company of America, the indirect parent company of Guardian Investor Services LLC, the investment adviser of certain Funds in the Guardian Fund Complex.

NAME AND ADDRESS AND AGE          TITLE                                BUSINESS HISTORY
-------------------------------------------------------------------------------------------------------------
OFFICERS:
Joseph A. Caruso (49)     Senior Vice            Senior Vice President and Corporate Secretary, The Guardian
                          President and          Life Insurance Company of America since 1/01; Vice President
                          Secretary              and Corporate Secretary prior thereto. Senior Vice President and Secretary, The Guardian Insurance & Annuity Company,
                                                 Inc., Guardian Investor Services LLC, Park Avenue Life
                                                 Insurance Company, Guardian Baillie Gifford Limited, and all
                                                 of the mutual funds within the Guardian Fund Complex. Vice
                                                 President and Corporate Secretary, Park Avenue Securities
                                                 LLC.

Howard W. Chin (49)       Managing Director      Managing Director, The Guardian Life Insurance Company of
                                                 America since 9/97; Vice President and Senior Mortgage
                                                 Strategist, Goldman, Sachs & Co. prior thereto. Officer of various mutual funds within the Guardian Fund Complex.

Richard A. Goldman (39)   Managing Director      Managing Director, Equity Investments, The Guardian Life
                                                 Insurance Company of America since 7/01. Director, Citigroup
                                                 Asset Management prior thereto. Officer of various mutual
                                                 funds within the Guardian Fund Complex.

Alexander M. Grant, Jr.   Managing Director      Managing Director, The Guardian Life Insurance Company of
(52)                                             America since 3/99; Second Vice President, Investments, 1/97 to 3/99; Assistant Vice President, Investments prior
                                                 thereto. Officer of various mutual funds within the Guardian
                                                 Fund Complex.

Edward H. Hocknell (41)   Vice President         Partner, Baillie Gifford & Co., since 5/98. Director,
c/o Baillie Gifford                              Baillie Gifford Overseas Limited since 10/92. Officer of
Overseas                                         various mutual funds within the Guardian Fund Complex.
Limited
1 Rutland Court
Edinburgh, EH3 8EY
Scotland

Jonathan C. Jankus (54)   Managing Director      Managing Director, Investments, The Guardian Life Insurance
                                                 Company of America since 3/98; Second Vice President,
                                                 Investments, prior thereto. Officer of various mutual funds within the Guardian Fund Complex.

Frank J. Jones (63)       President              Executive Vice President and Chief Investment Officer, The
                                                 Guardian Life Insurance Company of America. Executive Vice
                                                 President and Chief Investment Officer and Director, The
                                                 Guardian Insurance & Annuity Company, Inc. Manager, Park
                                                 Avenue Securities LLC. Director, Guardian Investor Services
                                                 LLC, and Guardian Baillie Gifford Limited. Officer of all of
                                                 the mutual funds within the Guardian Fund Complex.

Ann T. Kearney (50)       Controller             Second Vice President, Group Pensions, The Guardian Life
                                                 Insurance Company of America. Second Vice President of The
                                                 Guardian Insurance & Annuity Company, Inc. and Guardian
                                                 Investor Services LLC. Controller of various mutual funds
                                                 within the Guardian Fund Complex.

Peter J. Liebst (45)      Managing Director      Managing Director, Investments, The Guardian Life Insurance
                                                 Company of America, since 8/98; Vice President, Van Kampen
                                                 American Capital Investment Advisory Corporation prior
                                                 thereto. Officer of various mutual funds within the Guardian
                                                 Fund Complex.

R. Robin Menzies (49)     Vice President         Partner, Baillie Gifford & Co. 4/81 to present. Director,
c/o Baillie Gifford                              Baillie Gifford Overseas Limited 11/90 to present. Director,
Overseas                                         Guardian Baillie Gifford Limited 11/90 to present. Officer
Limited                                          of various mutual funds within the Guardian Fund Complex.
Rutland Court
Edinburgh, EH3 8EY
Scotland

NAME AND ADDRESS AND AGE          TITLE                                BUSINESS HISTORY
-------------------------------------------------------------------------------------------------------------
John B. Murphy (54)       Managing Director      Managing Director, Equity Securities, The Guardian Life
                                                 Insurance Company since 3/98; Second Vice President 3/97 to
                                                 3/98; Assistant Vice President prior thereto. Officer of
                                                 various mutual funds within the Guardian Fund Complex.

Frank L. Pepe (59)        Vice President and     Vice President and Equity Controller, The Guardian Life
                          Treasurer              Insurance Company of America. Vice President and Controller,
                                                 The Guardian Insurance & Annuity Company, Inc. Senior Vice
                                                 President and Controller, Guardian Investor Services LLC.
                                                 Officer of all of the mutual funds within the Guardian Fund
                                                 Complex.

Richard T. Potter (47)    Vice President and     Vice President and Equity Counsel, The Guardian Life
                          Counsel                Insurance Company of America. Vice President and Counsel,
                                                 The Guardian Insurance & Annuity Company, Inc., Guardian
                                                 Investor Services LLC, Park Avenue Securities LLC and all of
                                                 the mutual funds within the Guardian Fund Complex.

Robert A. Reale (41)      Managing Director      Managing Director, The Guardian Life Insurance Company of
                                                 America, The Guardian Insurance & Annuity Company, Inc. and
                                                 Guardian Investor Services LLC since 3/01. Assistant Vice
                                                 President, Metropolitan Life prior thereto. Officer of all of the mutual funds within the Guardian Fund Complex.

Thomas G. Sorell (46)     Senior Managing        Senior Managing Director, Fixed Income Securities, The
                          Director               Guardian Life Insurance Company of America since 3/00. Vice
                                                 President, Fixed Income Securities prior thereto. Managing
                                                 Director, Investments: Park Avenue Life Insurance Company.
                                                 Officer of various mutual funds within the Guardian Fund
                                                 Complex.

Donald P. Sullivan, Jr.   Vice President         Vice President, Equity Administration, The Guardian Life
(47)                                             Insurance Company of America since 3/99; Second Vice
                                                 President, Equity Administration prior thereto. Vice
                                                 President, The Guardian Insurance & Annuity Company, Inc.,
                                                 Guardian Investor Services LLC and Park Avenue Securities
                                                 LLC. Officer of various mutual funds within the Guardian
                                                 Fund Complex.

         FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                   NET REALIZED
                                                                                   & UNREALIZED
                                                                                  GAIN/ (LOSS) ON
                                                                                    INVESTMENTS     INCREASE/
                                                         NET ASSET      NET         AND FOREIGN     (DECREASE)   DIVIDENDS
                                                          VALUE,     INVESTMENT      CURRENCY          FROM       FROM NET
                                                         BEGINNING    INCOME/         RELATED       INVESTMENT   INVESTMENT
                                                         OF PERIOD     (LOSS)      TRANSACTIONS     OPERATIONS     INCOME
                                                         ------------------------------------------------------------------
THE GUARDIAN PARK AVENUE FUND
       CLASS A:
         Year ended 12/31/2001.........................   $41.18       $ 0.12         $ (9.06)       $ (8.94)      $(0.03)
         Year ended 12/31/2000.........................    59.42        (0.09)         (10.57)        (10.66)       (0.00)++
         Year ended 12/31/1999.........................    51.88         0.13           15.04          15.17        (0.08)
         Year ended 12/31/1998.........................    46.12         0.35            9.38           9.73        (0.34)
         Year ended 12/31/1997.........................    37.91         0.40           12.61          13.01        (0.39)
       CLASS B:
         Year ended 12/31/2001.........................    40.08        (0.23)          (8.76)         (8.99)          --
         Year ended 12/31/2000.........................    58.57        (0.43)         (10.48)        (10.91)          --
         Year ended 12/31/1999.........................    51.59        (0.31)          14.84          14.53           --
         Year ended 12/31/1998.........................    46.02        (0.08)           9.28           9.20           --
         Year ended 12/31/1997.........................    37.90         0.00           12.54          12.54        (0.01)
       CLASS C:
         Year ended 12/31/2001.........................    39.85        (0.25)          (8.75)         (9.00)          --
         Period from 8/7/2000+ to 12/31/2000...........    58.01        (0.11)         (12.59)        (12.70)          --
       CLASS K:
         Period from 5/15/2001+ to 12/31/2001..........    35.55           --           (3.41)         (3.41)          --
THE GUARDIAN PARK AVENUE SMALL CAP FUND
       CLASS A:
         Year ended 12/31/2001.........................    16.93        (0.06)          (1.13)         (1.19)          --
         Year ended 12/31/2000.........................    17.48        (0.05)          (0.37)         (0.42)          --
         Year ended 12/31/1999.........................    12.80        (0.07)           4.75           4.68           --
         Year ended 12/31/1998.........................    13.77        (0.03)          (0.83)         (0.86)          --
         Period from 4/2/1997+ to 12/31/1997...........    10.00         0.00            3.91           3.91           --
       CLASS B:
         Year ended 12/31/2001.........................    16.39        (0.20)          (1.09)         (1.29)          --
         Year ended 12/31/2000.........................    17.06        (0.20)          (0.34)         (0.54)          --
         Year ended 12/31/1999.........................    12.61        (0.19)           4.64           4.45           --
         Year ended 12/31/1998.........................    13.67        (0.15)          (0.80)         (0.95)          --
         Period from 5/6/1997+ to 12/31/1997...........    10.57        (0.04)           3.28           3.24           --
       CLASS C:
         Year ended 12/31/2001.........................    16.39        (0.21)          (1.11)         (1.32)          --
         Period from 8/7/2000+ to 12/31/2000...........    19.37        (0.08)          (2.77)         (2.85)          --
       CLASS K:
         Period from 5/15/2001+ to 12/31/2001..........    15.71        (0.07)          (0.02)         (0.09)          --
THE GUARDIAN ASSET ALLOCATION FUND
       CLASS A:
         Year ended 12/31/2001.........................    13.00         0.30           (1.61)         (1.31)       (0.18)
         Year ended 12/31/2000.........................    14.77         0.45           (0.29)          0.16        (0.44)
         Year ended 12/31/1999.........................    14.78         0.37            1.47           1.84        (0.37)
         Year ended 12/31/1998.........................    14.05         0.39            2.31           2.70        (0.43)
         Year ended 12/31/1997.........................    12.96         0.34            2.77           3.11        (0.34)

 + Commencement of operations.
++ Rounds to less than $0.01.

     DISTRIBUTIONS
          FROM                                                             RATIOS/SUPPLEMENTAL DATA
      NET REALIZED                            -----------------------------------------------------------------------------------
        GAIN ON                                                                                              NET
      INVESTMENTS      NET ASSET                NET ASSETS,                                   GAAF       INVESTMENT
      AND FOREIGN       VALUE,                     END OF          EXPENSES      EXPENSES     GROSS     INCOME/(LOSS)   PORTFOLIO
    CURRENCY RELATED    END OF      TOTAL          PERIOD         TO AVERAGE      WAIVED     EXPENSE     TO AVERAGE     TURNOVER
      TRANSACTIONS      PERIOD     RETURN*    (000'S OMITTED)    NET ASSET(a)     BY GIS    RATIO(b)     NET ASSETS       RATE
    -----------------------------------------------------------------------------------------------------------------------------
         $(0.21)        $32.00       (21.75)%    $1,779,818          0.83%           --         --           0.31%         143%
          (7.58)         41.18       (18.62)      2,589,059          0.79            --         --          (0.16)         108
          (7.55)         59.42        30.25       3,334,722          0.77            --         --           0.24           74
          (3.63)         51.88        21.30       2,990,767          0.78            --         --           0.72           55
          (4.41)         46.12        34.85       2,312,632          0.79            --         --           0.95           50
          (0.21)         30.88       (22.46)        274,761          1.75            --         --          (0.61)         143
          (7.58)         40.08       (19.34)        431,206          1.67            --         --          (1.03)         108
          (7.55)         58.57        29.13         507,764          1.67            --         --          (0.66)          74
          (3.63)         51.59        20.16         389,489          1.70            --         --          (0.21)          55
          (4.41)         46.02        33.53         201,746          1.73            --         --             --           50
          (0.21)         30.64       (22.62)          7,594          1.96            --         --          (0.81)         143
          (5.46)         39.85       (21.79)(c)       8,222          2.18(d)         --         --          (1.29)(d)      108
          (0.21)         31.93        (9.63)(c)       7,229          1.22(d)         --         --           0.02(d)       143
             --          15.74        (7.03)        139,774          1.28            --         --          (0.37)         131
          (0.13)         16.93        (2.35)        150,022          1.25            --         --          (0.31)         125
             --          17.48        36.56         119,032          1.34            --         --          (0.48)          92
          (0.11)         12.80        (6.35)        127,525          1.32            --         --          (0.29)          63
          (0.14)         13.77        39.16(c)      101,016          1.36(d)         --         --           0.04(d)        25
             --          15.10        (7.87)         20,876          2.18            --         --          (1.27)         131
          (0.13)         16.39        (3.11)         24,977          2.12            --         --          (1.18)         125
             --          17.06        35.29          22,430          2.23            --         --          (1.36)          92
          (0.11)         12.61        (7.05)         22,122          2.17            --         --          (1.14)          63
          (0.14)         13.67        30.47(c)       18,248          2.26(d)         --         --          (1.01)(d)       25
             --          15.07        (8.05)          6,752          2.34            --         --          (1.43)         131
          (0.13)         16.39       (14.67)(c)       7,033          2.22(d)         --         --          (1.12)(d)      125
             --          15.62        (0.57)(c)       7,959          1.61(d)         --         --          (0.77)(d)      131
          (0.67)         10.84       (10.23)        169,386          0.47(e)       0.63%      1.01%          2.44           51
          (1.49)         13.00         1.00         227,228          0.46(e)       0.60       1.10           3.07           11
          (1.48)         14.77        12.99         227,031          0.48(e)       0.58       1.08           2.48           16
          (1.54)         14.78        19.41         194,827          0.60(e)       0.52       1.13           2.52           23
          (1.68)         14.05        24.44         136,948          0.95(e)       0.19       1.18           2.50           58

 *  Excludes the effect of sales load.
(a) After expenses waived by GIS.
(b) Amounts include the expenses of the underlying Funds.
(c) Not annualized.
(d) Annualized.
(e) Amounts do not include the expenses of the underlying Funds.

         FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                 NET REALIZED
                                                                                 & UNREALIZED
                                                                                GAIN/(LOSS) ON
                                                                                 INVESTMENTS     INCREASE/
                                                       NET ASSET      NET        AND FOREIGN     (DECREASE)   DIVIDENDS
                                                        VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                       BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                       OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                       -----------------------------------------------------------------
THE GUARDIAN ASSET ALLOCATION FUND
       CLASS B:
          Year ended 12/31/2001                         $12.95       $ 0.19         $(1.59)        $(1.40)      $(0.11)
          Year ended 12/31/2000                          14.72         0.32          (0.27)          0.05        (0.33)
          Year ended 12/31/1999                          14.73         0.23           1.47           1.70        (0.23)
          Year ended 12/31/1998                          14.00         0.24           2.31           2.55        (0.28)
          Year ended 12/31/1997                          12.92         0.17           2.77           2.94        (0.18)
       CLASS C:
          Year ended 12/31/2001                          12.94         0.17          (1.64)         (1.47)       (0.03)
          Period from 8/7/2000+ to 12/31/2000            14.72         0.15          (0.78)         (0.63)       (0.23)
       CLASS K:
          Period from 5/15/2001+ to 12/31/2001           12.06         0.11          (0.68)         (0.57)          --
THE GUARDIAN S&P 500 INDEX FUND
       CLASS A:
          Year ended 12/31/2001                           9.07         0.06          (1.17)         (1.11)       (0.06)
          Period from 7/25/2000+ to 12/31/2000           10.06         0.03          (0.99)         (0.96)       (0.03)
       CLASS B:
          Year ended 12/31/2001                           9.05         0.01          (1.18)         (1.17)       (0.00)++
          Period from 7/25/2000+ to 12/31/2000           10.06         0.00          (1.01)         (1.01)          --
       CLASS C:
          Year ended 12/31/2001                           9.05         0.01          (1.17)         (1.16)       (0.01)
          Period from 7/25/2000+ to 12/31/2000           10.06         0.00          (1.01)         (1.01)          --
       CLASS K:
          Period from 5/15/2001+ to 12/31/2001            8.59         0.02          (0.69)         (0.67)       (0.02)
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
       CLASS A:
          Year ended 12/31/2001                          14.28         0.01          (3.20)         (3.19)          --
          Year ended 12/31/2000                          23.36        (0.06)         (5.52)         (5.58)          --
          Year ended 12/31/1999                          18.41         0.01           6.68           6.69           --
          Year ended 12/31/1998                          16.08         0.02           3.13           3.15        (0.01)
          Year ended 12/31/1997                          15.22         0.02           1.66           1.68           --
       CLASS B:
          Year ended 12/31/2001                          13.54        (0.20)         (2.96)         (3.16)          --
          Year ended 12/31/2000                          22.61        (0.11)         (5.46)         (5.57)          --
          Year ended 12/31/1999                          17.97        (0.12)          6.47           6.35           --
          Year ended 12/31/1998                          15.87        (0.09)          3.00           2.91           --
          Year ended 12/31/1997                          15.12        (0.11)          1.52           1.41           --
       CLASS C:
          Year ended 12/31/2001                          13.55        (0.12)         (3.03)         (3.15)          --
          Period from 8/7/2000+ to 12/31/2000            19.19        (0.09)         (2.20)         (2.29)          --
       CLASS K:
          Period from 5/15/2001+ to 12/31/2001           12.96        (0.04)         (1.98)         (2.02)          --

 + Commencement of operations.
++ Rounds to less than $0.01.

                      DISTRIBUTIONS
                           FROM                                                         RATIOS/SUPPLEMENTAL DATA
                       NET REALIZED                                           ---------------------------------------------
     DISTRIBUTIONS       GAIN ON
       IN EXCESS       INVESTMENTS                   NET ASSET                  NET ASSETS,                       EXPENSES
        OF NET         AND FOREIGN                    VALUE,                       END OF          EXPENSES       WAIVED/
      INVESTMENT     CURRENCY RELATED   TAX RETURN    END OF      TOTAL            PERIOD         TO AVERAGE     SUBSIDIZED
        INCOME         TRANSACTIONS     OF CAPITAL    PERIOD     RETURN*      (000'S OMITTED)    NET ASSETS(a)     BY GIS
     ----------------------------------------------------------------------------------------------------------------------
            --            $(0.67)             --      $10.77     (10.99)%         $ 44,813           1.28%(c)       0.63%
            --             (1.49)             --       12.95       0.26             51,024           1.28(c)        0.60
            --             (1.48)             --       14.72      12.09             40,914           1.31(c)        0.58
            --             (1.54)             --       14.73      18.32             27,545           1.48(c)        0.52
            --             (1.68)             --       14.00      23.09             14,066           2.04(c)        0.19
            --             (0.67)             --       10.77     (11.48)             8,080           1.46(c)        0.63
            --             (0.92)             --       12.94      (4.18)(d)          8,544           1.49(c)(e)     0.55(e)
            --             (0.67)             --       10.82      (4.85)(d)          7,619           0.75(c)(e)     0.72(e)
            --                --              --        7.90     (12.25)           276,645           0.53           0.10
            --             (0.00)(f)          --        9.07      (9.53)(d)        167,487           0.53(e)        0.21(e)
            --                --              --        7.88     (12.87)             9,705           1.28           0.47
            --             (0.00)(f)          --        9.05     (10.00)(d)          7,677           1.28(e)        0.47(e)
            --                --              --        7.88     (12.87)             7,598           1.28           0.49
            --             (0.00)(f)          --        9.05     (10.00)(d)          7,296           1.28(e)        0.47(e)
            --                --              --        7.90      (7.76)(d)          7,383           0.93(e)        0.15(e)
            --                --              --       11.09     (22.34)            80,856           1.53             --
            --             (3.26)         $(0.24)      14.28     (23.81)            94,482           1.45             --
        $(0.03)            (1.71)             --       23.36      37.21            148,727           1.44             --
            --             (0.81)             --       18.41      19.61             93,871           1.56             --
         (0.16)            (0.66)             --       16.08      11.07             66,999           1.62             --
            --                --              --       10.38     (23.34)             8,228           2.62             --
            --             (3.26)          (0.24)      13.54     (24.56)            12,747           2.43             --
            --             (1.71)             --       22.61      36.16             15,623           2.45             --
            --             (0.81)             --       17.97      18.36             10,216           2.67             --
            --             (0.66)             --       15.87       9.37              6,268           2.91             --
            --                --              --       10.40     (23.25)             5,530           2.60             --
            --             (3.11)          (0.24)      13.55     (11.72)(d)          7,208           2.51(e)          --
            --                --              --       10.94     (15.59)(d)          6,753           1.84(e)          --


           RATIOS/SUPPLEMENTAL DATA
     ------------------------------------
                     NET
       GAAF      INVESTMENT
      GROSS     INCOME/(LOSS)   PORTFOLIO
     EXPENSE     TO AVERAGE     TURNOVER
     RATIO(b)    NET ASSETS       RATE
     ------------------------------------
       1.82%         1.62%          51%
       1.91          2.29           11
       1.91          1.66           16
       2.02          1.70           23
       2.21          1.50           58
       2.00          1.43           51
       2.07(e)       2.61(e)        11
       1.37(e)       1.57(e)        51
         --          0.87            1
         --          0.71(e)         4
         --          0.09            1
         --         (0.04)(e)        4
         --          0.09            1
         --         (0.04)(e)        4
         --          0.47(e)         1
         --          0.06           63
         --         (0.29)          78
         --         (0.03)          54
         --         (0.01)          44
         --          0.07           55
         --         (1.05)          63
         --         (1.27)          78
         --         (1.03)          54
         --         (1.13)          44
         --         (1.46)          55
         --         (1.04)          63
         --         (1.52)(e)       78
         --         (0.60)(e)       63

 *  Excludes the effect of sales load.
(a) After expenses subsidized by GIS.
(b) Amounts include the expenses of the underlying Funds.
(c) Amounts do not include the expenses of the underlying Funds.
(d) Not annualized.
(e) Annualized.
(f) Rounds to less than $0.01.
(d) Not annualized.
(e) Annualized.
(f) Rounds to less than $0.01.

         FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                   NET REALIZED
                                                                                   & UNREALIZED
                                                                                  GAIN/(LOSS) ON
                                                                                   INVESTMENTS     INCREASE/
                                                         NET ASSET      NET        AND FOREIGN     (DECREASE)    DIVIDENDS
                                                          VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                         BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                         OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                         ------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
      CLASS A:
         Year ended 12/31/2001.........................   $ 8.31       $ 0.01         $ 0.13         $ 0.14           --
         Year ended 12/31/2000.........................    11.13        (0.55)         (2.05)         (2.60)      $(0.22)
         Year ended 12/31/1999.........................     6.66        (0.07)          4.72           4.65        (0.18)
         Year ended 12/31/1998.........................     9.38         0.01          (2.73)         (2.72)       (0.00)+++
         Period from 4/2/1997+ to 12/31/1997...........    10.00         0.04          (0.63)         (0.59)       (0.03)
      CLASS B:
         Year ended 12/31/2001.........................     7.97        (0.10)          0.11           0.01           --
         Year ended 12/31/2000.........................    10.65         0.08          (2.76)         (2.68)          --
         Year ended 12/31/1999.........................     6.44        (0.27)          4.48           4.21           --
         Year ended 12/31/1998.........................     9.30        (0.18)         (2.68)         (2.86)          --
         Period from 5/6/1997+ to 12/31/1997...........    10.28        (0.09)         (0.89)         (0.98)          --
      CLASS C:
         Year ended 12/31/2001.........................     7.98        (0.09)          0.11           0.02           --
         Period from 8/7/2000+ to 12/31/2000...........     9.92        (0.08)         (1.86)         (1.94)          --
      CLASS K:
         Period from 5/15/2001+ to 12/31/2001..........     8.35        (0.06)          0.07           0.01           --
THE GUARDIAN INVESTMENT QUALITY BOND FUND
      CLASS A:
         Year ended 12/31/2001.........................     9.61         0.50           0.30           0.80        (0.50)
         Year ended 12/31/2000.........................     9.33         0.60           0.28           0.88        (0.60)
         Year ended 12/31/1999.........................     9.99         0.53          (0.63)         (0.10)       (0.53)
         Year ended 12/31/1998.........................     9.91         0.53           0.23           0.76        (0.53)
         Year ended 12/31/1997.........................     9.70         0.58           0.21           0.79        (0.58)
      CLASS B:
         Year ended 12/31/2001.........................     9.60         0.43           0.31           0.74        (0.43)
         Period from 8/7/2000+ to 12/31/2000...........     9.41         0.22           0.19           0.41        (0.22)
      CLASS C:
         Year ended 12/31/2001.........................     9.60         0.43           0.31           0.74        (0.43)
         Period from 8/7/2000+ to 12/31/2000...........     9.41         0.22           0.19           0.41        (0.22)
      CLASS K:
         Period from 5/15/2001+ to 12/31/2001..........     9.68         0.28           0.24           0.52        (0.28)
THE GUARDIAN HIGH YIELD BOND FUND
      CLASS A:
         Year ended 12/31/2001.........................     7.66         0.69          (0.47)          0.22        (0.69)
         Year ended 12/31/2000.........................     8.98         0.77          (1.32)         (0.55)       (0.77)
         Year ended 12/31/1999.........................     9.84         0.78          (0.84)         (0.06)       (0.78)
         Period from 9/1/1998++ to 12/31/1998..........     9.26         0.38           0.58           0.96        (0.38)

  + Commencement of operations.
 ++ Date of initial public investment.
+++ Rounds to less than $0.01.

      DISTRIBUTIONS
           FROM                                              RATIOS/ SUPPLEMENTAL DATA
       NET REALIZED                           -------------------------------------------------------
         GAIN ON                                NET ASSETS,                             EXPENSES
       INVESTMENTS      NET ASSET                 END OF            EXPENSES           (EXCLUDING
       AND FOREIGN       VALUE,                   PERIOD           TO AVERAGE      INTEREST EXPENSE)
     CURRENCY RELATED    END OF      TOTAL        (000'S              NET              TO AVERAGE
       TRANSACTIONS      PERIOD     RETURN*      OMITTED)         ASSETS(a)(b)       net ASSETS(a)
     ------------------------------------------------------------------------------------------------
              --         $ 8.45       1.68%      $ 19,777            2.39%                  --
              --           8.31     (23.88)        18,439             2.18                  --
              --          11.13      69.91         32,940             2.43                  --
              --           6.66     (28.97)        16,342             2.55                  --
              --           9.38      (5.86)(c)     21,472             2.31(d)               --
              --           7.98       0.13          6,023             3.51                  --
              --           7.97     (25.16)         6,105             3.79                  --
              --          10.65      65.37          2,320             5.07                  --
              --           6.44     (30.75)         1,367             5.04                  --
              --           9.30      (9.71)(c)      2,009             4.24(d)               --
              --           8.00       0.25          6,486             3.34                  --
              --           7.98     (19.56)(c)      6,466             3.49(d)               --
              --           8.36       0.12(c)       8,020             2.63(d)               --
          $(0.05)          9.86       8.55        144,900             0.86                0.85%
              --           9.61       9.81        124,805             0.85                0.85
           (0.03)          9.33      (1.02)       139,661             0.81                0.80
           (0.15)          9.99       7.89        142,199             0.85                0.75
              --           9.91       8.43         98,935             0.75                  --
           (0.05)          9.86       7.86         13,036             1.61                1.60
              --           9.60       4.40(c)       8,493             1.60(d)             1.60(d)
           (0.05)          9.86       7.85          9,090             1.61                1.60
              --           9.60       4.39(c)       8,356             1.60(d)             1.60(d)
           (0.05)          9.87       5.43(c)       8,436             1.26(d)             1.25(d)
              --           7.19       2.87         33,797             0.85                  --
              --           7.66      (6.53)        38,646             0.85                  --
           (0.02)          8.98      (0.63)        54,178             0.75                  --
              --           9.84       9.24(c)      51,288             0.75(d)               --


           RATIOS/ SUPPLEMENTAL DATA
     --------------------------------------
                       NET
                   INVESTMENT
      EXPENSES    INCOME/(LOSS)   PORTFOLIO
     SUBSIDIZED    TO AVERAGE     TURNOVER
       BY GIS      NET ASSETS       RATE
     --------------------------------------
          --          (0.19)%        101%
          --          (0.86)         101
          --          (1.07)          96
          --           0.18           83
          --           0.61(d)        36
          --          (1.28)         101
          --          (2.54)         101
          --          (3.70)          96
          --          (2.31)          83
          --          (0.02)(d)       36
          --          (1.12)         101
          --          (2.31)(d)      101
          --          (1.23)(d)      101
        0.09%          5.11          414
        0.09           6.41          344
        0.13           5.49          271
        0.21           5.24          309
        0.29           5.94          313
        0.31           4.31          414
        0.34(d)        5.78(d)       344
        0.36           4.36          414
        0.34(d)        5.78(d)       344
        0.08(d)        4.48(d)       414
        0.47           9.21          141
        0.38           9.03          163
        0.40           8.34          152
        0.51(d)        8.31(d)        11

 *   Excludes the effect of sales load.
 (a) After expenses subsidized by GIS.
 (b) Expense ratio includes interest expense associated with reverse repurchase agreements.
 (c) Not annualized.
 (d) Annualized. For GHYBF, ratios for 1998 are calculated from 7/7/98 (commencement of operations).

         FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                 NET REALIZED
                                                                                 & UNREALIZED
                                                                                GAIN/(LOSS) ON
                                                                                 INVESTMENTS     INCREASE/
                                                       NET ASSET      NET        AND FOREIGN     (DECREASE)   DIVIDENDS
                                                        VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                       BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                       OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                       -----------------------------------------------------------------
THE GUARDIAN HIGH YIELD BOND FUND
       CLASS B:
          Year ended 12/31/2001......................   $ 7.66       $0.64          $(0.48)        $ 0.16       $(0.64)
          Year ended 12/31/2000......................     8.97        0.68           (1.31)         (0.63)       (0.68)
          Year ended 12/31/1999......................     9.83        0.67           (0.84)         (0.17)       (0.67)
          Period from 9/1/1998++ to 12/31/1998.......     9.26        0.31            0.57           0.88        (0.31)
       CLASS C:
          Year ended 12/31/2001......................     7.65        0.64           (0.47)          0.17        (0.64)
          Period from 8/7/2000+ to 12/31/2000........     8.47        0.28           (0.82)         (0.54)       (0.28)
       CLASS K:
          Period from 5/15/2001+ to 12/31/2001.......     7.68        0.39           (0.49)         (0.10)       (0.39)
THE GUARDIAN TAX-EXEMPT FUND
       CLASS A:
          Year ended 12/31/2001......................    10.10        0.41            0.06           0.47        (0.41)
          Year ended 12/31/2000......................     9.40        0.43            0.70           1.13        (0.43)
          Year ended 12/31/1999......................    10.13        0.40           (0.73)         (0.33)       (0.40)
          Year ended 12/31/1998......................     9.99        0.43            0.17           0.60        (0.43)
          Year ended 12/31/1997......................     9.61        0.44            0.38           0.82        (0.44)
       CLASS C:
          Year ended 12/31/2001......................    10.10        0.34            0.06           0.40        (0.34)
          Period from 8/7/2000+ to 12/31/2000........     9.77        0.14            0.33           0.47        (0.14)

 + Commencement of operations.
++ Date of initial public investment.

     DISTRIBUTIONS
          FROM                                                     RATIOS/ SUPPLEMENTAL DATA
      NET REALIZED                           ----------------------------------------------------------------------
        GAIN ON                                                                                 NET
      INVESTMENTS      NET ASSET               NET ASSETS,                                   INVESTMENT
      AND FOREIGN       VALUE,                    END OF          EXPENSES       EXPENSES      INCOME     PORTFOLIO
    CURRENCY RELATED    END OF      TOTAL         PERIOD         TO AVERAGE     SUBSIDIZED   TO AVERAGE   TURNOVER
      TRANSACTIONS      PERIOD     RETURN*   (000'S OMITTED)    NET ASSETS(a)     BY GIS     NET ASSETS     RATE
    ---------------------------------------------------------------------------------------------------------------
             --         $ 7.18       1.96%       $  8,182           1.60%          0.78%        8.42%        141%
             --           7.66      (7.32)          7,567           1.74           0.77         8.37         163
         $(0.02)          8.97      (1.78)          3,184           1.87           1.00         7.22         152
             --           9.83       8.61(b)        2,482           2.33(c)        0.51(c)      6.85(c)       11
             --           7.18       2.09           7,657           1.60           0.71         8.43         141
             --           7.65      (6.42)(b)       7,491           1.60(c)        0.63(c)      8.74(c)      163
             --           7.19      (1.31)(b)       7,893           1.25(c)        0.41(c)      8.36(c)      141
          (0.07)         10.09       4.78         107,676           0.91(d)        0.09         4.03         181
             --          10.10      12.29          97,185           0.88(d)        0.07         4.43         124
          (0.00)(e)       9.40      (3.29)         97,908           0.86(d)        0.08         4.11         144
          (0.03)         10.13       6.11          70,720           0.75           0.26         4.29         111
             --           9.99       8.74          47,360           0.75           0.31         4.51         202
          (0.07)         10.09       3.99           8,783           1.66(d)        0.37         3.28         181
             --          10.10       4.87(b)        8,391           1.65(c)(d)     0.31(c)      3.62(c)      124

*  Excludes the effect of sales load.
(a) After expenses subsidized by GIS.
(b) Not annualized.
(c) Annualized. For GHYBF, ratios for 1998 are calculated from 7/7/98 (commencement of operations).
(d) Before offset of custody credits. Including the custody credits in Class A, the expense ratio is 0.80% for 1999 and 0.85% for 2000 and 2001; In Class C the expense ratio is 1.60% for 2000 and 2001.
(e) Rounds to less than $0.01.

         FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                            NET ASSET                DIVIDENDS    NET ASSET
                                                             VALUE,        NET        FROM NET     VALUE,
                                                            BEGINNING   INVESTMENT   INVESTMENT    END OF      TOTAL
                                                            OF PERIOD     INCOME       INCOME      PERIOD     RETURN*
                                                            ---------------------------------------------------------
THE GUARDIAN CASH MANAGEMENT FUND
       CLASS A:
          Year ended 12/31/2001...........................   $1.000       $0.032      $(0.032)     $1.000       3.27%
          Year ended 12/31/2000...........................    1.000        0.056       (0.056)      1.000       5.69
          Year ended 12/31/1999...........................    1.000        0.044       (0.044)      1.000       4.45
          Year ended 12/31/1998...........................    1.000        0.047       (0.047)      1.000       4.76
          Year ended 12/31/1997...........................    1.000        0.047       (0.047)      1.000       4.81
       CLASS B:
          Year ended 12/31/2001...........................    1.000        0.025       (0.025)      1.000       2.48
          Year ended 12/31/2000...........................    1.000        0.052       (0.052)      1.000       5.34
          Year ended 12/31/1999...........................    1.000        0.044       (0.044)      1.000       4.45
          Year ended 12/31/1998...........................    1.000        0.047       (0.047)      1.000       4.76
          Year ended 12/31/1997...........................    1.000        0.047       (0.047)      1.000       4.81
       CLASS C:
          Year ended 12/31/2001...........................    1.000        0.025       (0.025)      1.000       2.48
          Period from 8/7/2000+ to 12/31/2000.............    1.000        0.020       (0.020)      1.000       2.03++
       CLASS K:
          Period from 5/15/2001+ to 12/31/2001............    1.000        0.013       (0.013)      1.000       1.26++

 * Excludes the effect of sales load.
 + Commencement of operations.
++ Not annualized.

                      RATIOS/SUPPLEMENTAL DATA
    -------------------------------------------------------------
                                                          NET
      NET ASSETS,                                      INVESTMENT
         END OF           EXPENSES        EXPENSES       INCOME
         PERIOD          TO AVERAGE      SUBSIDIZED    TO AVERAGE
    (000'S OMITTED)     NET ASSETS(a)      BY GIS      NET ASSETS
    -------------------------------------------------------------
        $606,045            0.85%           0.04%         3.13%
         462,183            0.85            0.07          5.57
         390,106            0.85            0.09          4.41
         225,997            0.85            0.19          4.65
         132,523            0.85            0.28          4.71
          15,685            1.60            0.12          2.37
          11,860            1.14            0.63          5.25
          13,782            0.85            0.93          4.41
          12,430            0.85            0.97          4.65
           5,864            0.85            1.10          4.71
           8,492            1.60            0.04          2.47
           8,193            1.60(b)         0.13(b)       5.06(b)
           8,125            1.25(b)         0.01(b)       1.99(b)

 (a) After expenses subsidized by GIS.
 (b) Annualized.

         REPORT OF ERNST & YOUNG LLP,
         INDEPENDENT AUDITORS

BOARD OF TRUSTEES AND SHAREHOLDERS
THE PARK AVENUE PORTFOLIO

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Park Avenue Portfolio (comprising, respectively, The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Asset Allocation Fund, The Guardian S&P 500 Index Fund, The Guardian Baillie Gifford International Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian Investment Quality Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund and The Guardian Cash Management Fund) as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting The Park Avenue Portfolio at December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                            /s/ Ernst & Young
New York, New York
February 8, 2002

- TRUSTEES

  Joseph D. Sargent -- Chair
  Frank J. Fabozzi, Ph.D.
  Arthur V. Ferrara, CLU
  Leo R. Futia, CLU
  William W. Hewitt, Jr.
  Sidney I. Lirtzman, Ph.D.
  Carl W. Schafer
  Robert G. Smith, Ph.D.

- OFFICERS

  Frank J. Jones -- President
  Lori E. Bostrom
  Daniel P. Breslin
  Joseph A. Caruso
  Howard W. Chin
  Richard A. Goldman
  Alexander M. Grant, Jr.
  Edward H. Hocknell
  Jonathan C. Jankus
  Ann T. Kearney
  Peter J. Liebst
  R. Robin Menzies
  Nydia Morrison
  John B. Murphy
  Karen L. Olvany
  Frank L. Pepe
  Richard T. Potter, Jr.
  Robert A. Reale
  Thomas G. Sorell
  Donald P. Sullivan, Jr.

- INVESTMENT ADVISER & DISTRIBUTOR

  Guardian Investor Services LLC
  7 Hanover Square
  New York, New York 10004

- CUSTODIAN OF ASSETS

  State Street Bank and Trust Company
  Custody Division
  1776 Heritage Drive
  North Quincy, Massachusetts 02171

- SHAREHOLDER SERVICING AGENT, TRANSFER AGENT &
  DIVIDEND PAYING AGENT FOR STATE STREET BANK
  AND TRUST COMPANY

  National Financial Data Services
  Post Office Box 219611
  Kansas City, Missouri 64121-9611

- INDEPENDENT AUDITORS

  Ernst & Young LLP
  787 Seventh Avenue
  New York, New York 10019

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, nor are they federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other agency. They involve investment risk, including possible loss of principal amount invested.

This report is authorized for distribution to the public only when accompanied or preceded by a current prospectus for the funds which comprise The Park Avenue Portfolio.

[GUARDIAN LOGO]

Guardian Investor Services LLC
7 Hanover Square
New York, New York 10004

[GUARDIAN LOGO]                                   PRESORTED STANDARD
Guardian Investor Services LLC                    U.S. POSTAGE PAID
7 Hanover Square                                  NEWARK, NJ
New York, New York 10004                          PERMIT NO. 45

EB-011566  12/01

EB-011566 ADP  12/01